UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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MCG Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MCG CAPITAL CORPORATION

1100 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

(703) 247-7500

April 21, 2010

To Our Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of MCG Capital Corporation to be held on Wednesday, May 26, 2010 at 9:00 a.m., local time, at The Hyatt Hotel, 1325 Wilson Boulevard, Arlington, Virginia 22209.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by voting your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed WHITE proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Please note that certain persons affiliated with a hedge fund complex have provided notice that they intend to propose a slate of alternative director nominees for election at the Annual Meeting in opposition to the nominees recommended by our board of directors. These alternative nominees have not been endorsed by our board of directors.

Our board of directors unanimously recommends a vote for the election of all of the board of directors’ nominees on the enclosed WHITE proxy card, and urges you not to sign any other proxy cards that you may receive. If you have previously signed any COLOR proxy card, you have the right to change your vote by using the enclosed WHITE proxy card to vote by telephone, by Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted – any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the proxy statement.

Thank you for your continued support.

Sincerely,

Steven F. Tunney
President and Chief Executive Officer

MCG CAPITAL CORPORATION

1100 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

(703) 247-7500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 26, 2010

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of MCG Capital Corporation, or the Annual Meeting, will be held on Wednesday, May 26, 2010 at 9:00 a.m., local time, at The Hyatt Hotel, 1325 Wilson Boulevard, Arlington, Virginia 22209. At the Annual Meeting, stockholders will consider and vote on the following matters:

1.	The election of two (2) members to our board of directors to serve as Class III directors, each for a term of three years, or until their successors are elected and qualified;

2.	The ratification of the selection by the Audit Committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010;

3.	To approve a proposal to authorize us, with approval of our board of directors, to sell up to 15% of our outstanding common stock at a price below our then current net asset value per share;

4.	To approve a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings up to an aggregate of 10,000,000 shares;

5.

To approve an amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares;

6.

To approve an amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 100,000 to 150,000 shares; and

7.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders of record at the close of business on Thursday, April 1, 2010 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, during ordinary business hours, for a period of ten days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting.

We hope that all stockholders will be able to attend the Annual Meeting in person. However, to ensure that a quorum is present at the Annual Meeting, please vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed WHITE proxy card, or complete, date, sign and promptly return the enclosed WHITE proxy card whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the Annual Meeting and vote in person, any proxies you previously submitted will be revoked.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Tod K. Reichert
Corporate Secretary

Arlington, Virginia

April 21, 2010

Your Vote Is Important, No Matter How Many Or How Few Shares You Own.
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885
IMPORTANT
We urge you NOT to sign any COLOR proxy card you may receive.

If you have already done so, you have every legal right to change your vote by using the enclosed

WHITE proxy card to vote TODAY—by telephone,

by Internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided.

MCG CAPITAL CORPORATION

1100 WILSON BOULEVARD, SUITE 3000

ARLINGTON, VIRGINIA 22209

PROXY STATEMENT

for the 2010 Annual Meeting of Stockholders

to be held on Wednesday, May 26, 2010

This proxy statement and the enclosed WHITE proxy card are being furnished in connection with the solicitation of proxies by the board of directors of MCG Capital Corporation, also referred to in this proxy statement as the “Company,” “MCG,” “we” or “us,” for use at our 2010 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, May 26, 2010 at 9:00 a.m., local time, at The Hyatt Hotel, 1325 Wilson Boulevard, Arlington, Virginia 22209, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209; telephone: (703) 247-7552.

All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary or by appearing at the Annual Meeting and voting in person, See “ — Changing Your Vote; Revocation of Proxy” below.

Our 2009 Annual Report to Stockholders for the fiscal year ended December 31, 2009 is being mailed to stockholders with the mailing of these proxy materials on or about April 21, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to be Held on May 26, 2010:

This proxy statement and the 2009 Annual Report to Stockholders are available for viewing, printing and downloading at http://investor.mcgcapital.com/2010AnnualMeeting.cfm.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, Attention: Tod K. Reichert, Corporate Secretary, telephone: (703) 247-7552.

Voting Securities

Stockholders of record at the close of business on Thursday, April 1, 2010 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 76,337,595 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting.

Quorum and Vote Required

The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and with respect to Proposal No. 3, will be counted as a vote against for purposes of determining whether such proposal is approved.

Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, with the exception of Proposal No. 3, have no effect on the outcome. There is an important change this year regarding broker non-votes and director elections. See below for information about the change.

Proposal No. 1, the vote for the election of our directors, Proposal No. 3, which, if approved, would authorize us, with approval of our board of directors, to sell shares of our common stock at a price below our then current net asset value per share, Proposal No. 4, which, if approved, would authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings up to an aggregate of 10,000,000 shares, Proposal No. 5, the proposed amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan and Proposal No. 6, the proposed amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, are proposals on which your broker does not have discretionary authority to vote. Thus, if your shares are held in street name and you do not provide instructions as to how your shares should be voted on such discretionary proposals, your broker or other nominee may not be able to vote your shares with respect to such proposals. We urge you to provide instructions to your broker or nominee so that your votes may be considered on these important matters.

Important Change: An NYSE rule change that is effective for the Annual Meeting no longer permits brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner. This represents a change from prior years, when brokers had discretionary voting authority in the uncontested election of directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Your broker will not be able to vote your shares for the election of directors without your specific instructions, whether or not the proposed alternative nominees are withdrawn.

The votes will be counted, tabulated and certified by a representative of IVS Associates, Inc., who will serve as the inspector of elections at the Annual Meeting.

The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required

No. 1	Election of two Class III directors	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy

No. 2	Ratify the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy

No. 3	Authorize us, with approval of our board of directors, to sell up to 15% of our outstanding common stock at a price below our then current net asset value per share	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting

The affirmative vote of the holders of: (1) “a majority of the outstanding shares” (as defined in the 1940 Act) of common stock entitled to vote at the Annual Meeting; and (2) a majority of the shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, provided a quorum is present in person or by proxy

No. 4	Authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings up to an aggregate of 10,000,000 shares	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy

No. 5

Approval of an amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares

The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy

No. 6

Approval of an amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 100,000 to 150,000 shares

The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy

Election of Class III Directors. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect each of the two nominees as Class III directors. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.

Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.

Approval of a Proposal to Authorize Us, with Approval of our Board of Directors, to Sell up to 15% of Our Outstanding Common Stock at a Price Below Our Then Current Net Asset Value Per Share. The affirmative vote of (1) “a majority of the outstanding shares” of common stock entitled to vote at the Annual Meeting; and (2) a majority of the shares of common stock entitled to vote at the Annual Meeting that are not held by our affiliated persons, which includes our directors, officers, employees and 5% stockholders, is required to approve this proposal.

For purposes of this proposal, the Investment Company Act of 1940, as amended, or the 1940 Act, defines “a majority of the outstanding shares” as the lesser of:

•	67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; and

•	more than 50% of our outstanding voting securities.

An abstention from voting on this proposal or any broker non-votes will have the effect of negative votes with respect to such proposal.

Approval of a Proposal to Authorize Us to Issue Securities to Subscribe to, Convert to, or Purchase Shares of Our Common Stock in One or More Offerings Up to an Aggregate of 10,000,000 Shares. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.

Approval of an Amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to Increase the Maximum Aggregate Number of Shares of Our Common Stock Available for Issuance Thereunder from 3,500,000 to 6,050,000 Shares. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.

Approval of an Amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to Increase the Maximum Aggregate Number of Shares of Our Common Stock Available for Issuance Thereunder from 100,000 to 150,000 Shares. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.

Voting Your Shares

If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.

You may vote by telephone. You may vote your shares by following the “Vote by Telephone” instructions set forth on the enclosed WHITE proxy card.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed WHITE proxy card.

You may vote by mail. You may vote by completing, dating and signing the WHITE proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the WHITE proxy card you mail. If you return the WHITE proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR Proposals 1, 2, 3, 4, 5 and 6.

You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed WHITE proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy in order to vote at the Annual Meeting.

Western Investment LLC, or Western Investment, has stated its intention to nominate two candidates for election to our board of directors. You may receive proxy solicitation materials from Western Investment, including an opposition proxy statement and proxy card. Our board of directors has not endorsed the nomination of the nominees proposed by Western Investment, and therefore urges you not to sign or return any proxy card sent to you by Western Investment.

Changing Your Vote; Revocation of Proxy

Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•	file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or

•	attend the Annual Meeting and vote in person.

If Western Investment solicits proxies and you have previously signed a proxy card sent to you by Western Investment, you may change your vote by marking, signing, dating and returning the enclosed WHITE proxy card in the accompanying postage-prepaid envelope or by voting by telephone or over the Internet by following the instructions above. Only the latest dated proxy you submit will be counted.

Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies. If the shares you own are held in your name and you do not specify on the WHITE proxy card how your shares are to be voted, they will be voted in favor of (i) the election of the directors named in this proxy statement and recommended by our board of directors, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, (iii) the proposal to authorize us, with approval of our board of directors, to sell up to 15% of our outstanding common stock at a price below our then current net asset value per share, (iv) the proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings up to an aggregate of 10,000,000 shares, (v) an amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares, (vi) an amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 100,000 to 150,000 shares and (vii) in the discretion of the persons appointed as proxies, on any other items that may properly come before the Annual Meeting. If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.

Information Regarding This Solicitation

The accompanying proxy is solicited by and on behalf of our board of directors, and we will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and WHITE proxy card.

We have also retained MacKenzie Partners, Inc., or MacKenzie Partners, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. We have agreed to pay MacKenzie Partners customary fees, plus reimbursement of out-of-pocket expenses and have agreed to customary indemnification provisions. MacKenzie Partners expects to use approximately 25 of its employees to assist in the solicitations.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and facsimile transmission by directors, officers and other employees of MCG who will not be specially compensated for these services. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, that are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

We estimate that total costs relating to the solicitation of proxies (in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers) are currently expected to be approximately $350,000. Actual expenditures may vary materially from this estimate, however, as many of the expenditures cannot be readily predicted.

Appendix A to this proxy statement sets forth information relating to our directors, director nominees, officers and employees who are considered “participants” in the solicitation under the rules of the Securities and Exchange Commission, or SEC, by reason of their position as directors or director nominees or because they may be soliciting proxies on our behalf.

If you have any questions, or need assistance in voting your shares, please contact:

105 MADISON AVENUE

NEW YORK, NY 10016

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

PROPOSAL ONE

ELECTION OF DIRECTORS

Board Recommendation

Our board of directors recommends a vote “FOR” the election of each of Mr. Tunney and Ms. Kelly as Class III directors. The nomination of the candidates proposed by Western Investment has not been endorsed by our board of directors.

We have three classes of directors, currently consisting of three Class I directors, three Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Wallace B. Millner, III, Richard W. Neu and B. Hagen Saville are currently serving as Class I directors, whose terms expire in 2011. A. Hugh Ewing, III, Kenneth J. O’Keefe and Gavin Saitowitz are currently serving as Class II directors, whose terms expire in 2012. Steven F. Tunney and Kim D. Kelly are currently serving as Class III directors. The Class III directors elected this year will serve as members of our board of directors until the 2013 annual meeting of stockholders, or until their respective successors are elected and qualified.

The persons named in the enclosed WHITE proxy card will vote to elect Mr. Tunney and Ms. Kelly as Class III directors unless you withhold authority to vote for the election of any or all nominees by marking the WHITE proxy card (whether executed by you or through the Internet or telephonic voting). Mr. Tunney and Ms. Kelly currently serve on our board of directors, have indicated their willingness to continue to serve if elected and have consented to be named as nominees. However, if any director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominees will be unable to serve if elected.

On April 24, 2009, we and Springbok Capital Management, LLC, Springbok Capital Onshore, LLC, Gavin Saitowitz, Soundpost Partners, LP, Jaime Lester, Lyrical Partners, L.P., Jeffrey Keswin, Robert S. Everett and Edward Gage, collectively referred to as the Springbok Group, entered into a settlement agreement to settle matters pertaining to the contested election of directors at our 2009 Annual Meeting. Pursuant to the terms of the settlement agreement, the Springbok Group agreed to withdraw its nominees, cease its solicitation efforts in support thereof and vote its shares in support of all of our board of directors’ nominees through the Annual Meeting and any proposals submitted by us for consideration at the 2009 Annual Meeting.

Under the settlement agreement, our board of directors appointed Mr. Saitowitz to our board of directors to serve as a Class II director effective as of April 30, 2009 and nominated Mr. Saitowitz for re-election as a Class II director with a term expiring at our 2012 annual meeting of stockholders. In addition, under the settlement agreement, we agreed that we would reduce our board of directors to eight directors prior to August 31, 2009, provided that the size of our board of directors may be increased in connection with a merger, share exchange or other business combination in which we are the surviving entity and which is approved by our stockholders. On June 17, 2009, Robert J. Merrick tendered his resignation as a member of the board of directors, which reduced our board from nine directors to eight.

On March 18, 2010, we received notice that Western Investment sought to propose two candidates for nomination for election to our board of directors. On April 6, 2010, we informed Western Investment that we would not oppose their nominations. The nomination of the candidates proposed by Western Investment has not been endorsed by our board of directors.

Director Qualifications

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors and nominees have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts and executive compensation programs; and the commitment to preparation for, and attendance at, board and committee meetings.

Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Set forth below for each of our directors, including the Class III director nominees, is information as of April 1, 2010 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly-held companies held during the past five years and (e) the year such person became a member of our board of directors. Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led our nominating and corporate governance committee and board of directors to determine that each individual should serve as a director.

Our Director Nominees

Interested Director
Mr. Tunney is an interested person, as defined in the 1940 Act, due to his position as an officer of MCG.
Class III director, nominee to be elected at the 2010 Annual Meeting of Stockholders (if elected, term to expire in 2013)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Steven F. Tunney(4)	49	1999

Mr. Tunney, one of MCG’s co-founders, has served as our President since May 2001, and as our Chief Executive Officer since August 2006. Previously, he served as our Chief Operating Officer from March 1998 to August 2006, as our Chief Financial Officer and Secretary from March 1998 to February 2000 and as our Treasurer from March 1998 to July 2002. From 1997 to February 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a vice president. Previously, Mr. Tunney served as the chief financial officer of MCG’s first customer, oversaw financial reporting at an international software development firm, and worked for PricewaterhouseCoopers, LLP as an auditor. While at MCG, Mr. Tunney has been responsible for raising $222.0 million of equity capital and $2.8 billion of debt capital and has overseen $4.5 billion of investments to middle market companies. Mr. Tunney received a B.S. from Towson State University and was licensed as a CPA in 1985.

With over 14 years of experience at almost every executive level of our Company, prior experience as an auditor and as a financial officer for middle market companies and as an officer of Signet Bank and First Union National Bank, Mr. Tunney is well positioned to lead our management team and provide essential insight and guidance to our board of directors regarding our day-to-day operations, the middle market companies in which we make debt and equity investments and the capital markets for which we rely on to provide our funding.

Independent Director
Ms. Kelly is considered independent for purposes of the 1940 Act.
Class III director, nominee to be elected at the 2010 Annual Meeting of Stockholders (if elected, term to expire in 2013)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Kim D. Kelly(1)(2)(3)(4)	53	2004

Since June 2005, Ms. Kelly has served as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, since December 2008, Ms. Kelly has served as Chief Restructuring Officer for Equity Media Holdings Corporation, a former NASDAQ issuer. Previously, Ms. Kelly held executive positions with a number of large media companies. From May 2004 until April 2005, Ms. Kelly served as the President and Chief Executive Officer, and from April 2004 until April 2006 as a director, of Arroyo Video Solutions, Inc., a software company serving video service providers. From 1990 to August 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from January 2002 to August 2003, Chief Operating Officer from January 1998 to August 2003 and Executive Vice President and Chief Financial Officer from 1990 to January 2002. Ms. Kelly also served as a director at Insight Communications from July 1999 to August 2003. From July 1999 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly currently serves as a trustee of BNY Mellon Funds Trust. Ms. Kelly is a graduate of George Washington University.

Ms. Kelly, the chair of our audit committee, has vast experience in the financial and operational restructuring of complex businesses, and her skills gained through service as a chief executive officer, chief financial officer, chief operating officer and chief restructuring officer of various public and private companies is essential to our board of directors. Her experience on the board of directors of other public companies and her insight on financial and operational issues are particularly valuable to our board of directors during this period of challenging economic conditions.

Our Current Directors

Interested Director
Mr. Saville is an interested person, as defined in the 1940 Act, due to his position as an officer of MCG.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

B. Hagen Saville(4)	48	2006

Mr. Saville has served as our Executive Vice President of Business Development since March 1998. From 1997 to March 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as vice president. Mr. Saville received a B.A. from Washington College, an M.B.A. from The College of William and Mary and an M.S. from New York University. Mr. Saville’s term as a Class I director will expire in 2011.

Through his 11-plus years of experience at our Company, as a member of Signet Bank and First Union National Bank and through his background in commercial and investment banking, Mr. Saville has developed a deep knowledge and understanding of the financial services industry, the restructuring of troubled investments, public and private capital raising, asset management activities for debt and equity investments, the valuation of private debt and equity investments, various industry sectors, MCG, our business and the companies in which we invest. Through this time, Mr. Saville has demonstrated his leadership abilities and his commitment to our Company. The board also believes that Mr. Saville’s integrity, values and good judgment make him well-suited to serve on our board.

Independent Directors
Messrs. Ewing, Millner, Neu, O’Keefe and Saitowitz are considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

A. Hugh Ewing, III(1)(2)(3)(4)	66	2007

From January 1992 to May 2009, Mr. Ewing served as President and Managing Director, and continues to serve as a Managing Director, of Ewing Bemiss & Co., an independent investment bank providing investment banking services to middle market companies across the United States based in Richmond, Virginia. Prior to founding Ewing Bemiss & Co. in 1992, he was a partner in Galleher & Company where he was active in private placements, leveraged buyouts, and mergers and acquisitions, and as a principal in leveraged buyouts and venture capital. Prior to that, he was vice president, corporate finance, of Wheat, First Securities, Inc., where he headed the merger and acquisition group. Mr. Ewing was also a general partner of Hillcrest Group, which managed venture capital funds, and is a past chairman of the National Association of Small Business Investment Companies. Mr. Ewing received his M.B.A. from the University of Virginia, Darden School of Business and his B.S. in civil engineering from the Virginia Military Institute. Mr. Ewing’s term as a Class II director will expire in 2012.

Mr. Ewing possesses a vast amount of knowledge regarding the financial services industry acquired through his 35 years of experience with several banking organizations. He has gained valuable insight by overseeing many aspects of the banking field, including his work in mergers and acquisitions, leveraged buyouts, financial modeling and valuations. He also brings significant middle market company experience to his position, having worked extensively in venture capital financing and private placements and through his involvement with the Small Business Investment Company (SBIC) industry.

Wallace B. Millner, III(3)(4)	70	1998

Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 until his retirement in 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman and Chief Financial Officer, where he was responsible for the capital markets function. Mr. Millner received an M.B.A. from the University of North Carolina and a B.A. from Davidson College. Mr. Millner’s term as a Class I director will expire in 2011.

Mr. Millner is an experienced financial leader with the skills necessary to lead our investment and valuation committee. His service as Vice Chairman and Chief Financial Officer of Signet Banking Corporation and as a former director of another business development company make him a valuable asset on our board of directors. Mr. Millner’s positions have provided him with a wealth of knowledge in dealing with financial and accounting matters. The depth and breadth of his exposure to complex financial issues makes him a skilled advisor to MCG.

Our Current Directors (Continued)

Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Richard W. Neu(1)(3)(4)	54	2007

Mr. Neu became the Chairman of our board in April 2009. Mr. Neu currently serves on the board of directors and audit committee of Huntington Bancshares Incorporated and on the board of directors and as the audit committee chairman of Dollar Thrifty Automotive Group, Inc. Mr. Neu was the Chief Financial Officer and Treasurer of Charter One Financial, Inc. from December 1985 to August 2004, and was a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a Senior Audit Manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting. Mr. Neu’s term as a Class I director will expire in 2011.

Mr. Neu’s public company board experience along with his proven success as an executive officer of a large public company demonstrates his leadership capability and extensive knowledge of complex financial and operational issues that public companies face. Mr. Neu brings years of experience in public accounting with KPMG and as a chief financial officer of two publicly-held financial institutions that is critical to our board of directors. Mr. Neu’s knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process of large public companies from the perspective of an independent auditor, a board member and an audit committee member of other public companies makes him an ideal chairman and asset to our board of directors.

Kenneth J. O’Keefe(2)(3)	55	2001

Mr. O’Keefe served as the Chairman of our board from February 2005 to March 2007. He is currently a Managing Director of Vestar Capital Partners, a private equity firm. From July 2003 until June 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18-year career, including Pyramid Communications, Inc., where he served as Executive Vice President, Chief Financial Officer and a board member, Evergreen Media Corporation as Executive Vice President of Operations and a board member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division and Infinity Broadcasting as Executive Vice President. Mr. O’Keefe is a graduate of Brown University and currently serves as a member of Brown University’s Board of Trustees. Mr. O’Keefe’s term as a Class II director will expire in 2012.

Mr. O’Keefe brings to the board his finance and investment experience as well as business development skills acquired through his work managing private equity investments. Mr. O’Keefe’s extensive background as an executive officer and board member of several large media issuers demonstrates his leadership capability and business acumen. This expertise enables Mr. O’Keefe to provide useful insights to management in connection with all of our portfolio companies, and especially with regard to our media and communications investments. With his knowledge of the complex issues facing companies today and his understanding of what makes businesses work effectively and efficiently, Mr. O’Keefe provides a unique perspective to our board. Mr. O’Keefe’s background has enabled him to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.

Our Current Directors (Continued)

Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships

Gavin Saitowitz(1)(2)(3)(4)	37	2009

Mr. Saitowitz is a Managing Member of Springbok Capital Management, LLC, a New York-based investment management firm. Prior to co-founding Springbok Capital, from 2002 through 2004 Mr. Saitowitz served as an Investment Analyst at Highfields Capital Management LP, a Boston-based investment firm specializing in long-term capital appreciation. From 1998 to 2000, Mr. Saitowitz was an Analyst at Kohlberg Kravis Roberts & Co., a private equity firm. From 1996 to 1998, Mr. Saitowitz was an Analyst in the Investment Banking Division of Goldman, Sachs & Co. From 1994 to 1996, Mr. Saitowitz was a valuation consultant for Arthur Andersen LLP. Mr. Saitowitz received a B.S. from the University of Colorado, Boulder and an M.B.A. from Harvard Business School. Mr. Saitowitz’s term as a Class II director will expire in 2012.

Mr. Saitowitz has substantial experience analyzing and evaluating companies through his work as a valuation consultant, investment banker, private equity investor and hedge fund manager. Through his research knowledge and experience supervising the investment management process, including asset management, improving operations, the rollout of new products and the advancement of technology, Mr. Saitowitz brings valuable financial, operational and strategic expertise to our board. The breadth of his background and experience enables Mr. Saitowitz to provide unique insight into our strategic process and into the management of our investment portfolio.

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Member of the Investment and Valuation Committee.

No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. Other than Mr. Saitowitz’s appointment to our board of directors as a Class II director with a term expiring at our 2012 annual meeting pursuant to the settlement agreement with the Springbok Group described above, no arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

For information relating to shares of our common stock owned by and restricted stock awarded to each of our directors, see the disclosure set forth under the headings “Executive Compensation — Fiscal 2009 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that MCG is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC and the listing standards of the NASDAQ Global Select Market.

This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics described below are available on the “Corporate Governance” section of our website at www.mcgcapital.com. Alternatively, you may request a copy of any of these documents by writing to MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, attention: Tod K. Reichert, Senior Vice President, Chief Compliance Officer and Corporate Secretary, telephone: (703) 247-7552.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist our board of directors in the exercise of its duties and responsibilities and to serve the best interests of MCG and its stockholders. These guidelines, which provide a framework for the conduct of the board of directors’ business, provide that:

•	the principal responsibility of the directors is to oversee the management of MCG;

•	a majority of the members of the board of directors shall be independent directors;

•	the independent directors shall meet periodically in executive session;

•	directors shall have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors shall participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually the board of directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ Marketplace Rules provide that a director of a business development company, or BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.

Our board of directors has determined that none of A. Hugh Ewing, III, Kim D. Kelly, Wallace B. Millner, III, Richard W. Neu, Kenneth J. O’Keefe or Gavin Saitowitz, who currently comprise our audit, compensation and nominating and corporate governance committees (and five of whom serve on our investment and valuation committee), have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under NASDAQ Marketplace Rules. Our board reached a similar determination with respect to Edward S. Civera, who served as a director from December 2005 until April 2009, and Jeffrey M. Bucher, who served as a director from November 2001 until April 2009.

In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, codes and polices discussed in “Certain Relationships and Related Transactions; Policies and Procedures For Related Person Transactions.”

Board Meetings and Attendance

Our board of directors met sixteen times during the fiscal year ended December 31, 2009, or Fiscal 2009, either in person or by teleconference. Jeffrey M. Bucher served as chairman of our board of directors from January 2009 to April 2009 until Richard W. Neu’s appointment as chairman in April 2009. During Fiscal 2009, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served, with the exception of Kenneth J. O’Keefe, who attended 65% of such meetings.

Director Attendance at Annual Meetings of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. All of our directors attended the 2009 Annual Meeting and are expected to attend the 2010 Annual Meeting.

Board Leadership Structure

Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.

The chairman of our board presides at all meetings of the board of directors. The chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the offices of chairman of the board and chief executive officer are separated. We have no fixed policy with respect to the separation of the offices of the chairman of the board and chief executive officer; however, the board believes that the separation of the offices of the chairman of the board and chief executive officer is an integral part of good corporate governance and the succession planning process and that it is in the best interests of the Company to make this determination from time to time. Richard W. Neu has served as chairman of our board of directors since April 2009 and is not considered an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Jeffrey M. Bucher, who served as chairman of our board of directors from January 2009 to April 2009, was not considered an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Board Committees

Our board of directors has established four standing committees — audit, compensation, nominating and corporate governance and investment and valuation. During Fiscal 2009, our board of directors maintained (i) an enterprise risk committee, which was eliminated, and whose responsibilities were assumed by our audit committee, in April 2009 and (ii) separate valuation and investment committees that were combined in April 2009. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.mcgcapital.com.

Our board of directors has determined that all of the members of each of the board of directors’ standing committees (except the investment and valuation committee) are independent as defined under the rules of the NASDAQ Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The audit committee currently consists of Kim D. Kelly, A. Hugh Ewing, III, Richard W. Neu and Gavin Saitowitz. Wallace B. Millner, III chaired the audit committee from January through March of 2009. Ms. Kelly chaired the audit committee during the remainder of Fiscal 2009 and continues to do so currently. The audit committee currently acts under a charter that was amended and restated in March 2009. The audit committee held ten meetings in Fiscal 2009. It is anticipated that Ms. Kelly, if re-elected to the board of directors by our stockholders, and Messrs. Ewing, Neu and Saitowitz will continue to serve on the audit committee in 2010. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 51 of this proxy statement).

Our board of directors has determined that each of Ms. Kelly and Messrs. Ewing and Neu is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The compensation committee currently consists of Kenneth J. O’Keefe, A. Hugh Ewing, III, Kim D. Kelly and Gavin Saitowitz. Edward S. Civera chaired the compensation committee from January through March of 2009. Mr. O’Keefe chaired the compensation committee during the remainder of Fiscal 2009 and continues to do so currently. The compensation committee currently acts under a charter that was amended and restated in each of April 2009 and February 2010. The compensation committee held nine meetings in Fiscal 2009. It is anticipated that Ms. Kelly, if re-elected to the board of directors by our stockholders, and Messrs. O’Keefe, Ewing and Saitowitz will continue to serve on the compensation committee in 2010. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•	determining the chief executive officer’s compensation;

•	reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our equity incentive plans;

•	reviewing and making recommendations to the board of directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 19 of this proxy statement; and

•	preparing the compensation committee report required by SEC rules, which is included on page 45 of this proxy statement.

The processes and procedures followed by our compensation committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Richard W. Neu, A. Hugh Ewing, III, Kim D. Kelly, Wallace B. Millner, III, Kenneth J. O’Keefe and Gavin Saitowitz. Jeffrey M. Bucher chaired the nominating and corporate governance committee from January through March of 2009. Mr. Neu chaired the nominating and corporate governance committee during the remainder of Fiscal 2009 and continues to do so currently. The nominating and corporate governance committee currently acts under a charter that was amended and restated in March 2009. The nominating and corporate governance committee held eight meetings in Fiscal 2009. It is anticipated that Ms. Kelly, if re-elected to the board of directors by our stockholders, and Messrs. Neu, Ewing, Millner, O’Keefe and Saitowitz will continue to serve on the nominating and corporate governance committee in 2010. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning;

•	reviewing and assessing our code of business conduct and ethics;

•	developing and recommending to the board of directors corporate governance principles; and

•	overseeing an annual evaluation of the board of directors.

The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”

Investment and Valuation Committee

Our investment and valuation committee currently consists of Wallace B. Millner, III, A. Hugh Ewing, III, Kim D. Kelly, Richard W. Neu, Gavin Saitowitz, B. Hagen Saville and Steven F. Tunney. Mr. Millner chaired the investment and valuation committee during Fiscal 2009, and continues to do so currently. The investment and valuation committee approves certain significant investments, as determined, from time to time, by our board of directors, and establishes guidelines, and makes recommendations to our board of directors, regarding the valuation of our loans and investments. In April 2009, our board of directors combined the valuation and investment committees. The investment and valuation committee held ten meetings in Fiscal 2009. It is anticipated that Ms. Kelly and Mr. Tunney, if re-elected to the board of directors by our stockholders, and Messrs. Millner, Ewing, Neu, Saitowitz and Saville will continue to serve on the investment and valuation committee in 2010.

Investment Committee

From January through March of 2009, our investment committee consisted of Robert J. Merrick, Steven F. Tunney, B. Hagen Saville, Jeffrey M. Bucher, Edward S. Civera, A. Hugh Ewing, III, Kim D. Kelly and Wallace B. Millner, III. Mr. Merrick chaired the investment committee. The investment committee held two meetings in Fiscal 2009 prior to the combination in April 2009 by our board of directors of the valuation and investment committees.

Valuation Committee

From January through March of 2009, our valuation committee consisted of Wallace B. Millner, III, Jeffrey M. Bucher, Edward S. Civera and A. Hugh Ewing, III. Mr. Millner chaired the valuation committee. The valuation committee held two meetings in Fiscal 2009 prior to the combination in April 2009 by our board of directors of the valuation and investment committees.

Enterprise Risk Committee

During January through March of 2009, our enterprise risk committee consisted of Kim D. Kelly, Steven F. Tunney, Robert J. Merrick, Edward S. Civera, Wallace B. Millner III and Richard W. Neu. Ms. Kelly chaired the enterprise risk committee. The enterprise risk committee assisted our board of directors and our audit committee in fulfilling their responsibilities with respect to the oversight and monitoring of risk to and throughout MCG. In April 2009, our board of directors determined that the responsibilities of the enterprise risk committee should be assumed by our audit committee and eliminated the enterprise risk committee.

Board of Directors Role in Risk Oversight

Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board of directors also have responsibility for risk management. In particular, the audit committee has oversight responsibility not only as it relates to our financial reporting and the steps management has taken to monitor and control exposures with respect to such reporting, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. The audit committee performs this role, in part, through its oversight of our Compliance Committee which is a committee comprised of more than half a dozen members of senior management from various functions and disciplines, each of whom supervises day-to-day risk management in their roles with us. The Compliance Committee ensures that we identify all potential material risks and implements appropriate mitigation measures. Our risk identification is effected through an annual enterprise risk assessment, which is led by the Company’s chief compliance officer. Through this process, risk is assessed throughout the business, focusing on three primary areas: operational risks, strategic risks and financial risks. The Compliance Committee reports directly to the chief executive officer, the audit committee and the full board of directors, and periodically presents reports as to its enterprise risk management efforts. The audit committee also oversees the delegation of specific risk areas among the various other board committees, consistent with the committees’ charters and responsibilities. In addition, in setting compensation, the compensation committee also strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management, in identifying risks and implementing risk management policies and controls.

Executive and Director Compensation Processes

Our chief executive officer’s role in the compensation process begins with the establishment of corporate and business performance objectives against which annual incentive cash bonus awards will be measured. Our chief executive officer, together with our executive team, discusses and formulates for consideration annual corporate and business goals. These goals are presented to our compensation committee, who reviews and refines the goals, which are set at their discretion, and recommends them for approval by our board of directors. The chief executive officer’s role in the compensation process continues with his review of our Named Executive Officers, other than our managing directors who are reviewed by our executive vice president of business development. Our chief executive officer first elicits self evaluations from each of our Named Executive Officers, other than our managing directors. The chief executive officer then assimilates the content from these evaluations and prepares formal written evaluations of each of these Named Executive Officers, documenting each such Named Executive Officer’s performance during the year, detailing accomplishments, an assessment of qualitative performance attributes, areas of strength and areas for development. The chief executive officer then meets with each Named Executive Officer, other than our managing directors, and reviews their respective evaluations. The chief executive officer presents to the compensation committee the comprehensive recommendations related to proposed salary increases, if any, and individual ratings that affect the calculation of annual incentive cash bonus awards for each of our Named Executive Officers, after receiving input on our managing directors from our executive vice president of business development. These recommendations are reviewed, and ultimately approved, by our compensation committee and our board of directors.

At the request of the compensation committee, our chief executive officer attends all or portions of periodic meetings of the compensation committee, but does not attend portions of any meeting in which the compensation committee discusses his compensation or performance. In addition, our compensation committee reviews the recommendations from our chief executive officer with respect to executive compensation trends among financial services companies, including the overall blend of salary, bonus and equity compensation within such group and his recommendations pertaining to our executive compensation program.

The compensation committee, in accordance with its written charter, oversees all aspects of our director, officer and other executive compensation policies. As described above, the chief executive officer makes a recommendation to the compensation committee with respect to each Named Executive Officer’s compensation. After careful deliberation, the compensation committee makes formal recommendations to our board of directors regarding the compensation of each of these Named Executive Officers. The compensation committee also evaluates the chief executive officer’s performance and determines the chief executive officer’s compensation, utilizing input from our board of directors. With regard to director compensation, our compensation committee periodically reviews and makes recommendations to our board of directors regarding such compensation.

The compensation committee has historically delegated to Steven F. Tunney, our chief executive officer, the authority to make a limited number of restricted stock awards under our Amended and Restated 2006 Employee Restricted Stock Plan to certain employees, including certain new hires, based on a set number of shares previously approved by the board of directors. Awards to newly-hired employees, whether made by our chief executive officer or by the compensation committee, are made on the first day of the calendar quarter after the date on which the individual commences employment with us (or the next succeeding business day that the NASDAQ Stock Market is open).

The compensation committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. To assist the compensation committee in discharging its responsibilities, during Fiscal 2009, our compensation committee retained an independent compensation consultant, Frederic W. Cook & Co., Inc., or Frederic Cook, to review and make recommendations regarding our executive compensation program. Frederic Cook provided research regarding best practices, advice on appropriate executive performance goals and metrics and on the appropriate long-term incentives to best align executive performance with stockholder interests. As part of this process, members of the compensation committee reviewed materials provided by, and had the opportunity to meet independently with, Frederic Cook at anytime throughout the year to discuss our executive compensation and to receive input and advice.

Director Nomination Process, Including Diversity Considerations

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that our directors and nominees have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts and executive compensation programs; and the commitment to preparation for, and attendance at, board and committee meetings.

Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article II, Section 11, “Advance Notice Provisions for Election of Directors,” in our amended and restated bylaws and that are described in this proxy statement under the heading “Stockholder Proposals.”

Communicating with the Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman of the board of directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.

Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board of directors should address such communications to the MCG board of directors, c/o Tod K. Reichert, Corporate Secretary, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code of business conduct and ethics on our website, which is located at www.mcgcapital.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of Section 16(a) reports furnished to us and representations made to us, we believe that, except as set forth below, during Fiscal 2009 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements:

•	a late Form 3 report was filed for Gavin Saitowitz on May 11, 2009 to report his appointment to our board of directors on April 30, 2009;

•	a late Form 4 report was filed for Kenneth J. O’Keefe on May 19, 2009 to report the purchase of 2,500 shares of common stock on May 14, 2009; and

•

a late Form 4 report was filed for William B. Ford on December 21, 2009 to report the sale of 1,000 shares of common stock on December 15, 2009 and the sale of 4,000 shares of common stock on December 16, 2009.

Our Executive Officers

The following table sets forth the names, ages and positions of our current executive officers as of April 1, 2010:

Name	Age	Position	Held Position Since
Steven F. Tunney	49	President and Chief Executive Officer	President May 2001; Chief Executive Officer August 2006
B. Hagen Saville	48	Executive Vice President, Business Development	June 1998
Stephen J. Bacica(1)	39	Executive Vice President and CFO	November 2008 (Senior Vice President and Chief Accounting Officer May 2008–November 2008)
William B. Ford(2)	47	Senior Vice President and Managing Director	Senior Vice President August 2006 (Vice President April 2004–August 2006); Managing Director 2004
Robert L. Marcotte(3)	51	Senior Vice President and Managing Director	Senior Vice President March 2006; Managing Director August 2002
Tod K. Reichert(4)	48	Senior Vice President, Chief Compliance Officer and Corporate Secretary	June 2008
Samuel G. Rubenstein(5)	48	Executive Vice President, General Counsel and Assistant Corporate Secretary	February 2000 (Corporate Secretary February 2000–June 2008 and Chief Compliance Officer February 2000–September 2006 and February 2008–June 2008); Assistant Corporate Secretary June 2008
Derek R. Thomas(6)	42	Executive Vice President, Risk Management and Underwriting	August 2006 (Director of Sponsorship and Underwriting November 2001–August 2006)

(1)

Stephen J. Bacica has served as our Executive Vice President and Chief Financial Officer since November 2008. From May 2008 until November 2008, he served as Senior Vice President and Chief Accounting Officer. Prior to joining us in May 2008, Mr. Bacica served as Vice President, Accounting Policy of Marriott International, Inc., or Marriott, from April 2006 to May 2008. Mr. Bacica also served as Senior Director, Accounting Policy of Marriott from July 2004 to April 2006 and as Director, Accounting Policy of Marriott from May 2002 to July 2004. Prior to his employment with Marriott, Mr. Bacica was employed by PricewaterhouseCoopers LLP, where he served in the positions of Audit Manager, Senior Associate and Associate, and by the SEC, where he served in the positions of Senior Staff Accountant and Staff Accountant. Mr. Bacica is a Certified Public Accountant and holds a B.S. in Accounting from Saint Joseph’s University.

(2)

William B. Ford has served as a Managing Director since April 2004. He has been a Senior Vice President since August 2006 and was a Vice President from April 2004 until August 2006. From November 1997 to April 2004, Mr. Ford was a Managing Director at Perseus, LLC, a private equity fund. Previously he was a Vice President with Butler Capital Corporation, a mezzanine debt and private equity fund. Mr. Ford received his M.B.A. from Dartmouth College and his B.S. from St. Lawrence University.

(3)

Robert L. Marcotte has served as a Managing Director since August 2002. He has been a Senior Vice President since March 2006 and served as a Vice President from August 2002 until March 2006. Prior to joining MCG in 2002, Mr. Marcotte was Chief Financial Officer for Aleron, Inc., a wholesale internet access and network services provider. Formerly, he served as vice president in the corporate finance department of the investment banking division of Goldman, Sachs & Co. Mr. Marcotte received his B.S.B.A. from Georgetown University.

(4)

Tod K. Reichert has served as our Senior Vice President, Chief Compliance Officer and Corporate Secretary since June 2008. Prior to joining us, from January 2001 to June 2008, Mr. Reichert served as counsel in the Corporate Practice Group at WilmerHale where he practiced general corporate and securities law, with an emphasis on public offerings, venture capital transactions and mergers and acquisitions for clients in various industries and sectors, including biotechnology, pharmaceutical, software, emerging technologies and financial services. Prior to joining WilmerHale, Mr. Reichert was associated with Buchanan Ingersoll. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his B.F.A. from the University of North Carolina.

(5)

Samuel G. Rubenstein has served as our Executive Vice President, General Counsel since February 2000. He has also served as our Corporate Secretary from February 2000 until June 2008 and our Chief Compliance Officer February 2000 until September 2006 and from February 2008 until June 2008. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996. Mr. Rubenstein received his J.D. from the National Law Center at George Washington University and his B.B.A. from the University of Texas.

(6)

Derek R. Thomas has served as our Executive Vice President, Risk Management and Underwriting since August 2006 and as Director of Sponsorship and Underwriting from November 2001 until August 2006. From March 2006 until August 2006, Mr. Thomas was one of our Senior Vice Presidents, and he was one of our Vice Presidents from November 2001 until March 2006. Mr. Thomas has been employed by us since 1998. Mr. Thomas received his M.B.A. from Georgetown University and his B.S. from Cornell University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The following compensation discussion and analysis includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our Chief Executive Officer, or CEO, Chief Financial Officer, or CFO, and our four most highly compensated executive officers for Fiscal 2009 as set forth below:

•	Steven F. Tunney, President and CEO;

•	Stephen J. Bacica, Executive Vice President and CFO;

•	B. Hagen Saville, Executive Vice President, Business Development;

•	Samuel G. Rubenstein, Executive Vice President and General Counsel;

•	Robert L. Marcotte, Senior Vice President and Managing Director; and

•	William B. Ford, Senior Vice President and Managing Director.

These employees are referred to in this proxy statement as our “Named Executive Officers” or “NEOs” for Fiscal 2009. We have included detailed compensation information relating to these individuals in the Executive Compensation Tables below. As used in this “Compensation Discussion and Analysis” section, the term “Committee” or “Compensation Committee” means the Compensation Committee of the MCG board of directors.

Although the compensation discussion and analysis contained in this section is framed in terms of “our” (i.e., management’s) approach to compensation and also refers to actions taken by the Compensation Committee, it should be noted that our compensation program is a cooperative effort among management, the Compensation Committee and the full board of directors, with advice from an outside, independent compensation consultant, and the Compensation Discussion and Analysis is a reflection of that cooperative effort.

Executive Summary

Market and Business Conditions; 2009 Company Performance

Since late 2007, the United States economy has been in a recession, which has adversely impacted many companies, especially those in the financial services sector. Since that time, the stock market decreased dramatically, several financial institutions failed, the availability of debt and equity capital became severely constrained, unemployment rose and consumer confidence eroded, all of which led to a decline in consumer spending.

As was the case with other financial services companies, we have been negatively affected by many of these macro-economic events. For example, the deterioration in consumer confidence and a general reduction in spending by both consumers and businesses led to an overall decline in the performance of certain of our portfolio companies, as well as a reduction in multiples that we use to estimate the fair value of certain companies in our investment portfolio. As a result, during the second half of 2008 and continuing through 2009, we recognized reductions in the fair value of a number of our debt and equity investments and, as of December 31, 2008, our common stock was trading at $0.71 per share, or 8.2% of net asset value.

In response to these conditions, in 2008 we implemented a strategy focused on preserving liquidity and strengthening our capital base, which included the renegotiation of our key borrowing agreements, the monetization of portfolio investments with an emphasis on monetizing junior debt and equity securities, the reduction of general and administrative costs and the suspension of dividends. Specifically:

•

we successfully renegotiated three credit facilities in February 2009, providing us with continuing debt financing with repayment terms that are tied to future monetizations, as well as relaxed key covenant requirements. In October 2009, we also successfully negotiated an extension of the maturity of our 2005 unsecured privately placed notes from October 2010 to October 2011;

•

since beginning our monetization initiatives in July 2008, we have completed a total of $285.8 million in investment monetizations, including 29 monetizations for $274.2 million, which were completed at an aggregate of 100.5% of their most recently reported fair value, and one distressed sale for $11.6 million, which was completed at 42.3% of its most recently reported fair value;

•

the cash balance in our securitization and restricted accounts, which may be deployed for suitable new investment opportunities, has increased from $38.5 million as of December 31, 2008 to $130.4 million as of December 31, 2009. In addition, we maintained a $54.2 million balance of unrestricted cash and cash equivalents as of December 31, 2009; and

•	since August 2008, we closed certain facilities and reduced our workforce by 37%, from 101 employees to 64 employees, as of December 31, 2009.

As of December 31, 2009, our common stock was trading at $4.32 per share, or 53.6% of net asset value. During the third quarter of 2009, we developed a comprehensive strategic plan intended to further enhance stockholder value, close the gap between our stock price and our net asset value and enable the future resumption of dividends. As we progress into 2010, we are continuing to execute on our monetization strategy and resuming our origination activities. Over time, if we meet our goals with respect to leverage levels and unrestricted cash balances, we may also seek to repurchase equity and additional debt securities, subject to the limitations set forth in our private placement borrowing agreements.

2009 Compensation Decisions

The following highlights the Committee’s key compensation decisions for 2009, as reported in the Summary Compensation Table. These decisions were made in consultation with the Committee’s independent consultant, Frederic W. Cook & Co., or Frederic Cook, and are discussed in greater detail elsewhere in this Compensation Discussion and Analysis. Based on the market conditions and results discussed above, the Committee took the following key compensation actions in 2009:

•	implemented a freeze on base salaries for substantially all employees, reflecting the dislocation of the financial markets and the general decline in the U.S. economy;

•

placed greater emphasis on aligning short-term incentive awards with our annual operating financial objectives by establishing an annual incentive cash bonus plan, or the 2009 Annual Incentive Cash Bonus Plan, that provided for the potential payment of cash bonuses upon the achievement of five key financial metrics and strategic goals;

•

focused absolute and relative performance in total stockholder return by establishing a long-term incentive program, or the 2009 Long-Term Incentive Program, for the three-year period ending July 22, 2012 under which participants may receive, upon the achievement of specified Company share price thresholds, (i) an award of shares of restricted common stock and (ii) a bonus payable in cash;

•	accepted management’s recommendation that the unearned portion of the performance-based restricted stock previously awarded in 2006 to Messrs. Tunney and Saville be forfeited;

•	determined total annual cash compensation under the 2009 program (described below), which placed us below the 25th percentile; and

•	reduced targeted base cash bonuses of executive management by 50%.

Philosophy and Objectives of Our Executive Compensation Program

Our executive compensation philosophy, which is determined by the Committee and approved by our board of directors, is designed to motivate and reward employees for performance that will result in strong financial results and create long-term value for our stockholders. In that regard, MCG’s compensation programs are structured to:

•	focus management behavior and decision-making on goals that are consistent with the overall strategy of the business;

•	reinforce a pay-for-performance culture through a balance of fixed and incentive pay opportunities, while not incentivizing excessive risk taking; and

•	retain our management team and other employees with the skills critical to MCG’s long-term success.

The following key objectives guided the design and administration of our compensation program in 2009:

•	clearly communicate the desired behavior and utilize incentive pay programs to reward the achievement of performance goals;

•	reward teamwork and integrity;

•	recognize the new business environment in which MCG operates; and

•	design pay programs that control costs, promote understanding and enable employees to make informed decisions.

In the spirit of a pay-for-performance structure, the Committee believes that as employees achieve greater levels of responsibility in the organization, an increasing percentage of their target total direct compensation should be based upon our future performance. If earned, incentive compensation, which in 2009 consisted of annual incentive cash bonus awards and three-year performance share and cash awards, should make up a significant portion of our Named Executive Officers’ total compensation. The Committee believes that incentive compensation, which comprised approximately 35% to 56% of total target compensation for the Named Executive Officers during 2009, was appropriate because:

•	our Named Executive Officers are in positions to affect our corporate performance, and, therefore, should bear high levels of responsibility for such performance;

•	incentive compensation is more variable than base salary and dependent upon our performance;

•	variable compensation helps ensure focus on the goals that are aligned with our overall strategy; and

•

the interests of our Named Executive Officers will be closely aligned with those of our stockholders by making a majority of the NEOs’ target compensation contingent upon results that are beneficial to our stockholders.

The following table shows the allocation of total target compensation for Fiscal 2009 among the individual components of base salary, annual incentive compensation and long-term incentive compensation. The percentage set forth in the far right column below is calculated by dividing (i) the at risk compensation amount by (ii) the target total direct compensation, which includes the at risk compensation amount plus Fiscal 2009 base salary.

Name	2009 Base Salary ($)	At Risk Compensation		At Risk Compensation (as a % of Target Total Direct Compensation)
		Target Annual Incentive Cash Bonus(1) ($)	Long-Term Incentive Compensation ($)
Steven F. Tunney President and CEO	522,000	261,000	398,820(2)(3)	56%
Stephen J. Bacica Executive Vice President and CFO	350,000	175,000	92,154(2)	43%
B. Hagen Saville Executive Vice President, Business Development	445,000	222,500	337,876(2)(4)	56%
Samuel G. Rubenstein Executive Vice President and General Counsel	386,000	193,000	79,866(2)	41%
Robert L. Marcotte Senior Vice President and Managing Director	350,000	140,000	49,148(2)	35%
William B. Ford Senior Vice President and Managing Director	350,000	140,000	49,148(2)	35%

(1)

Each participant in the 2009 Annual Incentive Cash Bonus Plan was assigned a potential target cash bonus amount expressed as a percentage of his or her 2009 annual base salary. For the Named Executive Officers, the approved percentages for 2009 were as follows: Mr. Tunney (50%); Mr. Bacica (50%); Mr. Saville (50%); Mr. Rubenstein (50%); Mr. Marcotte (40%); and Mr. Ford (40%). Additionally, Messrs. Tunney, Bacica, Saville and Rubenstein were given the opportunity to earn the target bonuses specified in their respective employment agreements, or an additional 50% of their base salaries, upon the achievement of specified earnings per share and share price stretch goals. These milestones were designed to meet certain requirements set forth in these employment agreements. The Company did not anticipate any payment under this portion of the program and, consequently, they have not been included in the calculation above.

(2)

Represents the grant date fair value determined under Accounting Standard Codification Topic 718—Compensation—Stock Compensation, or ASC 718, with respect to the LTIP Restricted Stock Awards related to the $3 and $4 share-price thresholds under the 2009 Long-Term Incentive Program.

(3)

Includes $153,078, representing the grant date fair value pursuant to ASC 718 with respect to (i) 22,500 shares of restricted stock awarded to Mr. Tunney for which the restrictions lapsed on February 28, 2010 and (ii) 29,745 unearned performance-based shares of restricted stock previously awarded in 2006 to Mr. Tunney. The performance criteria adopted by the board of directors with respect to the 22,500 shares of restricted stock awarded to Mr. Tunney were the same corporate and individual performance goals adopted with respect to 2009 Annual Incentive Cash Bonus Plan.

(4)

Includes $122,852, representing the grant date fair value pursuant to ASC 718 with respect to (i) 20,000 shares of restricted stock awarded to Mr. Saville for which the restrictions lapsed on February 28, 2010 and (ii) 21,929 unearned performance-based shares of restricted stock previously awarded in 2006 to Mr. Saville. The performance criteria adopted by the board of directors with respect to the 20,000 shares of restricted stock awarded to Mr. Saville were the same corporate and individual performance goals adopted with respect to 2009 Annual Incentive Cash Bonus Plan.

Determining Executive Compensation (Roles and Process)

Utilizing the philosophy outlined above, our Compensation Committee determines the parameters of the executive compensation program, including appropriate target levels and performance measures, and administers our executive compensation program. This section discusses, in greater detail, the roles and processes underlying the application of our executive compensation philosophy.

Role of CEO in Compensation Decisions

The CEO’s role in the compensation process begins with the establishment of proposed corporate and business performance objectives against which annual incentive cash bonus awards will be measured. Our CEO, together with our executive team, discusses and formulates for consideration annual corporate and business goals. These goals are presented to our Compensation Committee, who reviews and refines the goals, which are set at their discretion, and recommends them for approval by our board of directors. The CEO’s role in the compensation process continues with his review of our Named Executive Officers, other than our managing directors who are reviewed by our executive vice president of business development. Our CEO first elicits self evaluations from each of our Named Executive Officers, other than our managing directors. The CEO then assimilates the content from these evaluations and prepares formal written evaluations of each of these Named Executive Officers, documenting each such Named Executive Officer’s performance during the year, detailing accomplishments, an assessment of qualitative performance attributes, areas of strength and areas for development. Individual performance ratings are then formulated through the annual review process, are calculated numerically on a scale from 1 to 5 and then expressed as a percentage. A score of 4 or greater results in eligibility for 100% of the individual’s target bonus, a score of 3 results in eligibility for 50% of the individual’s target bonus, a score of 2 results in eligibility for 10% of the individual’s target bonus and a score of 1 results in no eligibility for the individual’s target bonus. Scores that fall between the performance scores are linearly interpolated. The CEO then meets with each Named Executive Officer, other than our managing directors, and reviews their respective evaluations. The CEO presents to the Compensation Committee comprehensive recommendations related to proposed salary increases, if any, and individual ratings that affect the calculation of annual incentive cash bonus awards for each of our Named Executive Officers, after receiving input on our managing directors from our executive vice president of business development. These recommendations are reviewed, and ultimately approved, by our Compensation Committee and our board of directors.

At the request of the Compensation Committee, our CEO attends all or portions of periodic meetings of the Compensation Committee, but does not attend portions of any meeting in which the Compensation Committee discusses his compensation or performance. In addition, our Compensation Committee reviews the recommendations from our CEO and compares them to executive compensation trends among financial services companies, including the overall blend of salary, bonus and equity compensation within such group and his recommendations pertaining to our executive compensation program.

Role of the Compensation Committee

Our Compensation Committee recognizes the importance of maintaining sound principles for the development and administration of our compensation program which is intended to strengthen the link between executive pay and performance. The Compensation Committee, in accordance with its written charter, oversees all aspects of our director, officer and other executive compensation policies. Based on the process described in “Role of CEO in Compensation Decisions,” the CEO makes a recommendation to the Compensation Committee with respect to each Named Executive Officer’s compensation. After careful deliberation, the Compensation Committee makes formal recommendations to our board of directors regarding the compensation of each of these Named Executive Officers. The Compensation Committee also evaluates the CEO’s performance and determines the CEO’s compensation utilizing input from our board of directors.

Role of Compensation Consultant

To assist the Compensation Committee in discharging its responsibilities, the Committee engaged Frederic Cook, as the Committee’s independent compensation consultant, to fulfill the following responsibilities:

•	undertake special projects at the request of the Committee;

•	review the Company’s executive compensation program and advise the Committee of plans or practices that might be changed to improve effectiveness;

•	proactively advise the Committee on governance best-practices related to executive compensation, as well as areas of concern and risk in the Company’s program;

•	advise the Committee on the appropriate long-term incentives to best align executive performance with stockholder interests;

•	advise on appropriate executive performance goals and metrics;

•	advise on the fair value transfer of equity programs, dilution overhang and comparison to peer group data;

•	advise on proxy recommendations relating to executive pay from stockholder groups; and

•	advise the Committee on market trends and developments.

As part of this process, members of the Compensation Committee reviewed materials provided by, and had the opportunity to meet independently with, Frederic Cook at anytime throughout the year to discuss our executive compensation and to receive input and advice. As compensation for services in 2009, we paid Frederic Cook a total of $32,246. Frederic Cook reported directly to the Compensation Committee and did not provide any other services to us other than those described in this section.

We did not retain any other compensation consultant to review our policies and procedures relating to executive compensation during 2009. We expect that from time to time our Compensation Committee will engage one or more consultants to provide advice and resources.

Competitive Benchmarking

The Committee believes benchmarking is useful as a method to gauge the compensation level for executive talent within competitive job markets that are germane to us based upon both financial and non-financial characteristics. The Committee utilizes data gathered from our Peer Group (described below); however, the Peer Group data is not used in isolation. NEO compensation is reviewed in comparison to our financial performance and the financial performance of the Peer Group. This information is then used to analyze each NEO’s individual performance and tenure in his current position. After a review of the benchmarking data and the other factors mentioned, the Committee determines any changes to the NEO compensation positioning, target total direct compensation structures, variable compensation program design and/or benefit offerings, if necessary. Target total direct compensation is the sum of current base salary plus any target annual cash incentive opportunity. The Committee considers each element of compensation individually and also considers the total direct compensation, as well as the mix of compensation paid to the NEOs when making compensation decisions. Data from proxy statements filed with the SEC provide specific Peer Group named executive officer information concerning base salaries, bonuses earned, long-term incentives granted, types of long-term incentive vehicles used and benefit prevalence.

During 2009, in order to assess the competitiveness of our executive compensation levels, the Committee retained Frederic Cook to develop a comparative group of publicly-traded companies and to perform analyses of competitive performance and compensation levels. This comparative group included four other BDCs, five real estate investment trusts, or REITs, and three other specialty finance companies. Mortgage REITs were included because they are a form of specialty finance company and they have similar distribution requirements to BDCs, that impact their pay models, particularly with regard to equity compensation. Although none of the identified companies was exactly comparable in terms of size, scope and operations, the Committee believed that these companies provided a good representation of competitive compensation levels for our executives and were the most relevant companies with publicly-available executive compensation data.

For 2009, our Peer Group consisted of the following twelve organizations:

BDCs	REITs	Specialty Finance Companies
Allied Capital Corporation	Capital Trust, Inc.	Financial Federal Corp.
American Capital Strategies, Ltd.	CapitalSource Inc.	GATX Corp.
Hercules Technology Growth Capital, Inc.	iStar Financial, Inc.	NewStar Financial
Patriot Capital Funding, Inc.	RAIT Financial Trust
Redwood Trust, Inc.

Our financial performance was evaluated relative to Peer Group performance for the trailing four quarters or the last completed quarter, as applicable, prior to Frederic Cook’s analysis in June 2009 with respect to revenue, net income, total assets and total liabilities, and as of April 30, 2009 with regard to market cap, employee headcount and annualized total shareholder return (TSR). The following table details our performance in comparison to our Peer Group:

$ in thousands	Trailing Four Quarters		Most Recent Quarter		Market Cap at 4/30/09	Employees	Annualized TSR as of 4/30/09
	Revenue	Net Income	Total Assets	Total Liabilities			1-Year	3-Year
75th Percentile	$1,117	$21	$7,970	$5,728	$735	299	-40%	-14%
Median	$538	$(140)	$4,386	$3,209	$391	112	-75%	-44%
25th Percentile	$193	$(450)	$2,380	$1,835	$108	57	-81%	-51%
MCG Capital	$135	$(191)	$1,312	$654	$134	73	-75%	-45%
Percentile Rank	15%	47%	14%	12%	29%	33%	48%	47%

At the time the analysis was conducted, MCG ranked in the lower quartile in revenue, total assets and total liabilities, at the median in net income and one- and three-year annualized total stockholder return and below the median in market cap and employee headcount. MCG’s performance was achieved despite the fact that the companies in our portfolio, which are small businesses, were disproportionately affected by the weak liquidity environment and current global economic crisis, as well as our decision to suspend origination activity and our strategy to preserve liquidity and deleverage our business.

Based on a review of a blend of market data and proxy data from a positional perspective, Frederic Cook concluded that, in the aggregate, the base salaries of our NEOs approximated the 25th percentile and the actual total annual cash compensation for fiscal 2008 was below the 25th percentile. In addition, total annual cash compensation under the 2009 program (described below) was also projected to be below the 25th percentile, with Mr. Tunney’s total annual cash compensation falling in approximately the 15th percentile.

Elements of Compensation and 2009 Compensation Decisions

The compensation package offered to each Named Executive Officer is comprised of a combination of:

•	base salary;

•	a potential annual incentive cash bonus award under our 2009 Annual Incentive Cash Bonus Plan;

•	a potential award of shares of restricted common stock and cash under our 2009 Long-Term Incentive Program;

•	other benefits, such as health, dental, disability and life insurance; and

•	severance and change of control payments.

We maintain broad-based benefits that are provided or offered to eligible employees, including comprehensive medical, dental and vision insurance, group term life insurance, business travel accident insurance, short term disability insurance, long term disability insurance, flexible spending reimbursement accounts and a 401(k) plan. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

Base Salary

Base salaries are established for our Named Executive Officers at levels that are intended to reflect the scope of each Named Executive Officer’s industry experience, knowledge and qualifications, salary levels in effect for comparable positions within peer companies in our industry and internal comparability considerations. We believe that base salaries are a fundamental element of our executive compensation program. Base salaries are reviewed at least annually by our Compensation Committee and are adjusted from time to time to ensure that our executive compensation structure remains aligned with our compensation objectives.

When considering adjustment of a senior executive’s base salary, the Compensation Committee reviews survey data and evaluates the senior executive’s level of responsibility and experience, as well as our performance. The Compensation Committee also considers the senior executive’s success in achieving business results, demonstrating leadership and promoting our keys to success. We believe the Company’s keys to success are (i) people contributing at their full potential, (ii) being cost efficient and (iii) employing our resources effectively.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the senior executives and typically adjusts base salaries for senior executives when:

•	their current compensation significantly deviates from survey data;

•	recognizing outstanding individual performance; or

•	acknowledging an increase in responsibility.

During early 2009, the Compensation Committee reviewed the salaries of each of the NEO’s and determined that, although in the 25th percentile, in light of the global recession, our performance and as part of our cost control measures, the NEO’s would not receive salary increases.

Short-Term Incentives

Annual Incentive Cash Bonus

The 2009 Annual Incentive Cash Bonus Plan provided for the potential payment of cash bonuses, upon the attainment of certain strategic goals, to each of the Named Executive Officers, the remaining executive officers of the Company and key, non-executive employees.

The Compensation Committee designed the annual incentive cash component of our compensation program to increase stockholder value and our success by:

•	aligning the compensation of executive management to key strategic measures and goals of the Company;

•	providing variable pay opportunities and targeted total cash compensation that is competitive within our labor markets; and

•	increasing the competitiveness of executive pay without increasing fixed costs, and making bonus payments contingent upon organizational and individual success.

Each participant in the 2009 Annual Incentive Cash Bonus Plan was assigned a potential target cash bonus amount expressed as a percentage of his or her 2009 annual base salary. For the Named Executive Officers, the approved percentages for 2009 were as follows: Mr. Tunney (50%); Mr. Bacica (50%); Mr. Saville (50%); Mr. Rubenstein (50%); Mr. Marcotte (40%); and Mr. Ford (40%). Additionally, Messrs. Tunney, Bacica, Saville and Rubenstein were given the opportunity to earn the target bonuses specified in their respective employment agreements, or an additional 50% of their base salaries, upon the achievement of specified earnings per share and share price stretch goals. However, these milestones were designed to meet certain requirements set forth in these employment agreements; we did not anticipate any payment under this portion of the program.

The five selected financial metrics and key strategic performance goals, each a “Plan Metric,” under the 2009 Annual Incentive Cash Bonus Plan were equally weighted and milestones within each specified Plan Metric were scaled from 50% to 125%, such that achievement of the 100% level within each of the five Plan Metrics could result in full payment of the specified target bonus for each individual. Performance below the minimum threshold for a Plan Metric could result in a zero payment for that Plan Metric and performance above the maximum threshold for a Plan Metric could result in a score of no more than 125% for such Plan Metric. In all cases, the Committee had broad discretion to make determinations regarding the payment of any bonus under the 2009 Annual Incentive Cash Bonus Plan.

The following Plan Metrics and thresholds were established for Fiscal 2009:

	Performance Range(1)
Plan Metric	Minimum Threshold 50%	Target 75%	Target 100%	Target 125%
Equity Portfolio Monetizations	$60.0 M	$70.0 M	$75.0 M	$80.0 M
BDC Asset Coverage Ratio	205%	210%	215%	220%
Cash Earnings from the Portfolio(2)	$34.0 M	$36.0 M	$38.0 M	$42.0 M
(Loss) Earnings Per Share(3)	$(1.25)	$(1.17)	$(1.10)	$(1.00)
Successful Renegotiation of the Company’s Credit Facilities	N/A	N/A	Yes	N/A

(1)	Performance levels that fell in between the denoted scale levels were linearly interpolated.
(2)

Cash earnings is defined as: net operating income less accrued PIK and dividend income; plus PIK and dividend collections; plus non-cash charges for depreciation and amortization of restricted stock, debt fees and fixed assets; and changes in working capital.

(3)

In the event that the (Loss) Earnings Per Share fell below $(1.55), bonus payments, if any, under the 2009 Annual Incentive Cash Bonus Plan would be set entirely at the discretion of the Committee without any requirement to make any payment whatsoever, regardless of the achievement of the other Plan Metrics (i.e., Equity Portfolio Monetizations, BDC Asset Coverage Ratio, Cash Earnings from the Portfolio and/or Successful Renegotiation of the Company’s Credit Facilities).

Performance targets for all Plan Metrics were established at levels that were considered achievable but represented a significant challenge to the individual executives to perform at a high level, given the constraints on debt and equity capital and the adverse global economic conditions. Targets were set such that only exceptional performance would result in payouts above the 100% target amount and poor performance would result in no incentive payment. Scenarios were developed based upon a range of assumptions used to build our annual budget. We did not perform specific analysis on the probability of the achievement of the Plan Metrics given that the difficulties associated with predicting the market. Rather, we relied upon our collective experience in establishing these goals, guided by our objective of setting motivationally meaningful goals.

In light of our focus during 2009 on balance sheet management, including reducing our debt obligations, preserving capital and increasing liquidity, we chose the 2009 Plan Metrics for the following reasons:

•

Equity Portfolio Monetizations — We believed that monetizing equity investments would provide the best enhancement to our liquidity and enable us to realize net asset values on capital investments in the junior portion of the capital structure.

•

BDC Asset Coverage Ratio — As a business development company, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings (excluding borrowings made by our SBIC facility) of at least 200%. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common stock, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. As part of our deleveraging initiatives during 2009, the percentage increase in the ratio of our assets to total borrowings became an important element of our strategy.

•

Cash Earnings from the Portfolio — To provide a metric of the cash return from operations of the portfolio we used cash earnings from the portfolio because it is a measure of ongoing cash flow from the performance of our portfolio and management of ongoing operating expenses in the execution of managing the portfolio.

•

(Loss) Earnings Per Share — To ensure that compensation was tied to improved performance, specifically a reduction in unrealized and realized losses, over fiscal 2008 results, we used (Loss) Earnings per Share, or EPS, as a metric for senior executives in the 2009 Annual Incentive Cash Bonus Plan. EPS is generally defined as our net (loss) income divided by the weighted average number of shares outstanding during that period.

•

Successful Renegotiation of the Company’s Credit Facilities — Since our 2009 strategy emphasized balance sheet management, securing amendments to our credit facilities that relaxed key covenants, extended maturity dates and decoupled cross default provisions were critical to our strategic objectives. In addition, linking future debt repayments to asset monetizations, which were at our sole discretion based upon the economic merits of any proposed deal, provided us with necessary flexibility in a challenging economic environment.

As set forth below, the final level of achievement within the performance range established for each Plan Metric was expressed as a percentage, or an Individual Plan Metric Indicator, which was then multiplied by the relevant Plan Metric weight (i.e., 20% for each Plan Metric) to determine that portion of the Overall Company Score assigned to that Plan Metric. The sum total of these weighted scores was the “Overall Company Score.”

Plan Metric	2009 Actual Result	Individual Plan Metric Indicator (%)	Overall Company Score (%)

Equity Portfolio Monetizations	$71.6 M	83.0	16.60

BDC Asset Coverage Ratio	216%	105.0	21.00

Cash Earnings from the Portfolio	$40.4 M	115.2	23.03

(Loss) Earnings Per Share	$(0.68)	125.0	25.00

Successful Renegotiation of the Company’s Credit Facilities	Yes	100.0	20.00

TOTAL			105.6308

The payouts under the 2009 Annual Incentive Cash Bonus Plan for Fiscal 2009 performance were calculated using the following formula:

Annual Salary	X	Target Bonus Percentage	X	Overall Company Score	X	Individual Performance Adjustment	=	Bonus Payout

Individual performance adjustments were based upon the evaluations of each of our Named Executive Officers and could result in an adjustment downward, but not upward, in the bonus payout.

The Committee made the following determinations regarding the individual performance of each of the NEOs during Fiscal 2009 in analyzing and making their recommendations for awards under the 2009 Annual Incentive Cash Bonus Plan.

The Committee determined that the major accomplishments for Mr. Tunney in Fiscal 2009 included: the achievement of net income, EPS and liquidity objectives; portfolio performance above expectations; total returns to stockholders exceeded peer group returns; successful amendments to our credit facilities, which improved our balance sheet flexibility; effective communications; and tone at the top. Critical objectives not realized included asset monetization objectives and access to the capital markets.

The Committee determined for Mr. Bacica that, in addition to the strategic performance achievements, his major accomplishments included: formulation of a multi-year strategic plan; improved systems and processes; and reduction in our SG&A expenses. There were no unachieved objectives.

The Committee determined for Mr. Saville that, in addition to the strategic performance achievements, his major accomplishments included: portfolio performance on a relative basis to other BDC’s with similar asset mixes; achievement of exceptional portfolio monetization results, despite missing what was arguably an optimistic goal in a challenging market; and improved processes around portfolio management. Critical objectives not realized included: certain targeted asset monetizations; and sub-optimal performance at certain control companies.

The Committee determined for Mr. Rubenstein that, in addition to the strategic performance achievements, his major accomplishments included: overall management of documentation and participation in negotiation on several key strategic monetizations and credit facility amendments; overseeing the disposition of certain assets; and management of litigation activities. There were no unachieved objectives.

The Committee determined for Mr. Marcotte that, in addition to the strategic performance achievements, his major accomplishments included: several portfolio monetizations; overall portfolio oversight and management; critical input on portfolio investments and overall relative portfolio performance. Critical objectives not realized included a targeted equity monetization and the performance of one of his control investments.

The Committee determined for Mr. Ford that, in addition to the strategic performance achievements, his major accomplishments included: several portfolio monetizations; realized gain activity; and overall portfolio oversight and management. Critical objectives not realized included relative portfolio performance.

Payment of bonuses to the participants in the 2009 Annual Incentive Cash Bonus Plan, will be made in two equal installments on each of March 31, 2010 and September 30, 2010, subject to us meeting a minimum unrestricted cash balance at the time of payment of such bonuses and continued employment of each individual participant by us on each such bonus payout date.

The table below lists each named Executive Officer’s base salary, their annual incentive target bonus percentage, the Overall Company Score under the 2009 Annual Incentive Cash Bonus Plan, the individual performance adjustment for each Named Executive Officer and their final respective 2009 Annual Incentive Cash Bonus:

Name	2009 Base Salary ($)	Incentive Target Bonus Percentage (%)	Overall Company Score (%)	Individual Performance Adjustment(1) (%)	2009 Annual Incentive Cash Bonus ($)
Steven F. Tunney President and CEO	522,000	50	105.6308	100	275,696
Stephen J. Bacica Executive Vice President and CFO	350,000	50	105.6308	100	184,854
B. Hagen Saville Executive Vice President, Business Development	445,000	50	105.6308	100	235,028
Samuel G. Rubenstein Executive Vice President and General Counsel	386,000	50	105.6308	100	203,867
Robert L. Marcotte Senior Vice President and Managing Director	350,000	40	105.6308	100	147,883
William B. Ford Senior Vice President and Managing Director	350,000	40	105.6308	87.5	129,398

(1)	Individual performance adjustments are formulated through the annual review process, calculated numerically on a scale from 1 to 5 and then expressed as a percentage.

Discretionary Bonuses

The Compensation Committee has the authority to award annual bonuses to executive officers on a discretionary basis. The Committee typically awards discretionary bonuses for undertaking additional duties, accomplishing specific projects or achieving specific benefits for us, such as special efforts in connection with a transaction, the disposition on favorable terms of corporate assets and special efforts in connection with corporate initiatives. The Committee may also award discretionary bonuses based on other factors. Mr. Marcotte received a discretionary bonus in the amount of $20,000 based on his relative portfolio performance during 2009.

Long-Term Incentives

Equity Awards

Compensation for employees, including executive officers, also includes awards of restricted stock. We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel.

Relative to other forms of equity-based compensation, we believe restricted stock allows us to:

•	align our business plan, stockholder interests and employee concerns;

•	manage dilution associated with equity-based compensation; and

•	match the return expectations of the business more closely with our equity-based compensation plan.

We believe restricted stock motivates performance that is more consistent with the type of return expectations that we have established for our stockholders. Shares of restricted stock that are subject to forfeiture provisions allow us to set objectives and provide meaningful rewards over time to employees.

Executives who join us are typically awarded shares of restricted stock. The size of an initial award is generally intended to reflect the level of the employee’s position with us. The forfeiture restrictions governing initial restricted stock awards usually lapse on a quarterly basis over a four-year period. Annual performance awards have historically been made pursuant to a pre-set range approved by our board of directors and set forth on a matrix that is generally intended to reflect the level of the employee’s position with us as well as an individual’s performance relative to his or her goals and other employees at the same performance and position level. These restricted stock awards have generally been made annually in conjunction with the review of individual performance. Forfeiture restrictions governing performance awards have typically lapsed quarterly over a four-year period. We made no such annual awards to any employees during 2009.

We provide long-term incentive compensation to our NEOs and other employees through our Amended and Restated 2006 Employee Restricted Stock Plan, which we refer to as the 2006 Employee Restricted Stock Plan. As a business development company, we must comply with the requirements of the 1940 Act, which imposes certain requirements on the structure of our compensation programs, including limitations on our ability to issue equity-based compensation to our employees and directors. Our stockholders approved the 2006 Employee Restricted Stock Plan at our 2006 Annual Meeting and an amendment to such plan at our 2008 Annual Meeting. On April 4,

2006, the SEC granted us an order authorizing the issuance of restricted stock to our employees. Awards under the 2006 Employee Restricted Stock Plan will comply with all aspects of the SEC’s order, including the following:

•	no one person may be granted awards totaling more than 25% of the shares available;

•	in any fiscal year, no person may be granted awards in excess of 500,000 shares of our common stock; and

•

the total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

The restricted stock awarded under the 2006 Employee Restricted Stock Plan is subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the 2006 Employee Restricted Stock Plan, a participant granted an award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period prior to the lapse of applicable forfeiture provisions, the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the participant. Except as our board of directors or the Compensation Committee otherwise determines, if we terminate a 2006 Employee Restricted Stock Plan participant’s employment during the restriction period, he or she will forfeit any restricted stock for which forfeiture provisions had not yet lapsed as of the date terminated.

Our board of directors may modify, revise or terminate the 2006 Employee Restricted Stock Plan at any time and from time to time, subject to the terms of:

•	the SEC’s order;

•	our certificate of incorporation and bylaws; and

•	applicable law.

Our board of directors will seek stockholder approval of any action modifying a provision of the 2006 Employee Restricted Stock Plan when it determines that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws, or the SEC order.

2006 Executive Performance-Based Shares

In September 2006, we executed Executive Employment Agreements with Messrs. Tunney and Saville that provided for an award of 225,000 shares of restricted stock to Mr. Tunney and 200,000 shares of restricted stock to Mr. Saville. With regard to these initial awards, the forfeiture restrictions with respect to (i) 60% of the shares were time-based and lapsed on a quarterly basis beginning on December 31, 2006 and ending on December 31, 2009 and (ii) 40% of the shares were performance-based and lapsed on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the achievement of performance milestones determined by our board of directors. The performance criteria adopted by our board of directors for the performance-based shares were the same corporate governance and financial performance goals adopted with respect to annual incentive cash bonus awards. Forfeiture provisions lapsed with respect to the percentage of performance-based shares equal to that percentage of the executive’s base salary paid to him as a bonus award, not to exceed 100% of the shares subject to the applicable tranche of the performance-based shares. Dividends were paid on a current basis in cash on the non-forfeited time-based shares. Dividends accrued on the performance-based shares while such shares were forfeitable but still held by the executive; however, the executive was not entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions were not met, unless and until the performance-based shares became non-forfeitable by action of our board or the compensation committee. 22,500, 15,255, none and 22,500 of Mr. Tunney’s performance-based shares became free from forfeiture in February 2007, 2008, 2009 and 2010, respectively, and 20,000, 18,071, none and 20,000 of Mr. Saville’s performance-based shares became free from forfeiture in February 2007, 2008, 2009 and 2010, respectively. Upon management’s recommendation, the Compensation Committee permitted the unearned portion of the performance-based restricted stock previously awarded in 2006 to Messrs. Tunney (29,745 shares) and Saville (21,929 shares) to be forfeited as of February 28, 2010.

Long-Term Incentive Plan

We use our 2009 Long-Term Incentive Program for long-term incentive compensation. Under the 2009 Long-Term Incentive Program, all of our executive officers and key, non-executive employees designated by the Committee may receive (i) an award of shares of restricted common stock, to be issued under the 2006 Employee Restricted Stock Plan, for which forfeiture restrictions lapse upon the achievement of specified Company share price thresholds, each, a “LTIP Restricted Stock Award” and (ii) a bonus payable in cash upon the achievement of specified Company share price thresholds, each, an “LTIP Cash Bonus.” The 2009 Long-Term Incentive Program is intended to motivate executive management to provide superior performance over an extended period and to build long-term stockholder value.

The performance measure is the level of our stock price over a three-year measurement period ending July 22, 2012. The Committee selected this goal because it believes executive pay under a long-term, capital accumulation program, such as this, should mirror our long-term performance. The Committee has broad discretion to construe and interpret the terms of 2009 Long-Term Incentive Program, to make adjustments or amendments to the program, to make determinations regarding the weighting or impact of any particular set of criteria or goals that have been satisfied, and to ultimately make determinations as to whether to award LTIP Restricted Stock Awards or LTIP Cash Bonuses.

Share price thresholds must be achieved within the plan period and each share price threshold must be maintained for twenty consecutive trading days. Two thirds of the shares of common stock subject to each LTIP Restricted Stock Award will become free from forfeiture, and two thirds of the amount of each LTIP Cash Bonus earned will be awarded, upon achievement of the applicable milestone, a “Share-Price Satisfaction Date,” with the forfeiture restrictions applicable to the remaining one third of the shares of common stock subject to each LTIP Restricted Stock Award lapsing and the remaining one third of the amount of each LTIP Cash Bonus earned, to be awarded one year after the achievement of the applicable milestone, a “Final Satisfaction Date,” in each case subject to the participant’s continued employment with us.

The forfeiture restrictions applicable to the shares of restricted common stock subject to each LTIP Restricted Stock Award shall lapse according to the following schedule:

Share Price	Percentage of Shares of Restricted Common Stock Issued	% of Restricted Stock for which Forfeiture Provisions Lapse
		On Share-Price Satisfaction Date	12 Months after Share-Price Satisfaction Date
$3	25%	16.67%	8.33%
$4	50%	33.33%	16.67%
$5	75%	50.00%	25.00%
$6	90%	60.00%	30.00%
$7	100%	66.67%	33.33%

In the event that our share price reaches predetermined price thresholds, participants may be eligible to receive their respective pro-rata portion of the aggregate dollar amount reserved by us for LTIP Cash Bonuses. LTIP Cash Bonuses are not earned until such time as our share price reaches $5.00, and the maximum payout is not earned until such time as our share price reaches $8.00. The table below sets forth the aggregate LTIP Cash Bonus dollar amounts available for distribution to participants at various share price thresholds:

Share Price	Aggregate Dollar Amount for Each Share Price Achieved
$3.00	$0
$4.00	$0
$5.00	$1,000,000
$6.00	$996,000
$7.00	$1,006,000
$8.00	$2,209,000

Awards Under 2009 Long-Term Incentive Program

On June 17, 2009, the Committee recommended and, on July 23, 2009, our board of directors approved, LTIP Restricted Stock Awards under the 2009 Long-Term Incentive Program to our Named Executive Officers. The table below illustrates the potential cumulative number of shares of common stock for which forfeiture restrictions could lapse with respect to LTIP Restricted Stock Awards to our Named Executive Officers upon the achievement of various share price guidelines:

Name	Share Price Achieved
	$3.00	$4.00	$5.00	$6.00	$7.00	$8.00
	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse
Steven F. Tunney	50,000	100,000	150,000	180,000	200,000	200,000
Stephen J. Bacica	18,750	37,500	56,250	67,500	75,000	75,000
B. Hagen Saville	43,750	87,500	131,250	157,500	175,000	175,000
Samuel G. Rubenstein	16,250	32,500	48,750	58,500	65,000	65,000
Robert L. Marcotte	10,000	20,000	30,000	36,000	40,000	40,000
William B. Ford	10,000	20,000	30,000	36,000	40,000	40,000

The table below illustrates the potential cumulative LTIP Cash Bonuses payable to the Named Executive Officers upon the achievement of various share price guidelines:

Name	Share Price Achieved
	$3.00	$4.00	$5.00	$6.00	$7.00	$8.00
	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned
Steven F. Tunney	—	—	231,000	462,000	694,000	1,204,000
Stephen J. Bacica	—	—	87,000	173,000	260,000	452,000
B. Hagen Saville	—	—	202,000	405,000	607,000	1,054,000
Samuel G. Rubenstein	—	—	75,000	150,000	225,000	391,000
Robert L. Marcotte	—	—	46,000	92,000	139,000	241,000
William B. Ford	—	—	46,000	92,000	139,000	241,000

On each of October 6, 2009 and October 27, 2009, the $3 and $4 share-price thresholds, respectively, were satisfied and the Committee recommended and our board of directors approved, LTIP Restricted Stock Awards under the 2009 Long-Term Incentive Program with respect to each such threshold to the Named Executive Officers.

Timing of Restricted Stock Awards

We will not time or select the dates of any stock award in coordination with our release of material non-public information, nor will we have any program, plan or practice to do so. The Compensation Committee has adopted the following specific policies regarding stock-based awards for our executive officers and employees:

New Hire Awards

The date of all awards to newly-hired executive officers and employees is the first day of the calendar quarter after the date on which the individual commences employment with us (or the next succeeding business day that the NASDAQ Stock Market is open).

Annual Awards

In 2009, we did not make any annual equity awards to employees. In the past, and should the Committee elect to resume such awards in the future, the annual equity award date for all eligible employees, including the Named Executive Officers, has typically fallen on a date that follows the regularly scheduled meeting of the Compensation Committee following completion of Company-wide performance reviews. The award date timing has been driven by the fact that it coincides with our calendar-year-based performance management cycle, allowing us to deliver the equity awards close in time to performance appraisals, which increases the impact of the awards by strengthening the link between pay and performance. The annual equity award to non-employee members of our board of directors who are eligible for such awards, is the date of our annual general meeting of stockholders each calendar year.

Other Awards

All other awards to executive officers and employees throughout the year, referred to as “off-cycle awards,” are made outside of the quarterly and annual blackout periods under our insider trading policy.

Other Elements of Compensation and Perquisites

In order to attract, retain and pay market levels of compensation, we provide our executive officers and other employees the following benefits and perquisites:

Medical Insurance

We provide to each Named Executive Officer, their spouses, domestic partners and children, health, dental and vision insurance coverage that we may from time to time make available to other employees. We pay a portion of the premiums for this insurance for all employees.

Life, Disability and Other Insurance

We provide each Named Executive Officer group term life insurance, business travel accident insurance, short term disability insurance and long term disability insurance that we may from time to time make available to other employees. We pay a portion of the premiums for this insurance for all employees, except long term disability insurance, which is paid by our employees.

Defined Contribution Plan

We offer a Section 401(k) Savings/Retirement Plan, or the 401(k) Plan, a tax-qualified retirement plan, to eligible employees. The 401(k) Plan permits eligible employees to defer between 1% and 60% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. In any plan year, we will contribute to each participant a matching contribution equal to 50% of the first 6% of the participant’s compensation that he or she has contributed to the plan. Company contributions vest annually on a straight line basis over the employee’s first five years of employment. All of our Named Executive Officers participated in the 401(k) Plan during fiscal 2009 and received matching contributions.

Non-Qualified Deferred Compensation Plan

We also maintain a non-qualified deferred compensation plan that allows eligible employees classified as a principal, managing director, senior vice president, executive vice president, president or chief executive officer, to defer payment of up to 50% of their base salary and up to 100% of cash bonus into an interest-bearing account. Interest is compounded quarterly at our cost of funds rate plus 200 basis points. No employer contributions are provided. For 2009, Mr. Rubenstein opted to defer a portion of his compensation under the non-qualified deferred compensation plan.

Other

We make available certain other perquisites or fringe benefits to all eligible employees, including the Named Executive Officers, such as parking fees, transit fees, professional society dues and participation in official company functions.

Commitment Not to Enter into any Future Gross-Up Agreements, with Limited Exceptions

On March 31, 2010, our board of directors adopted the following policy concerning “gross ups” for excise taxes payable by executives: the Company shall not enter into future agreements with its employees that, in the event of a change of control, obligate the Company to provide for excise tax “gross ups” (i.e., if the executive receives payments in the event of a change in control and such payments become subject to excise tax under Section 4999 of the Internal Revenue Code, then the executive will be entitled to receive a payment in an amount equal to the excise tax imposed upon such payment(s)); however, in unusual circumstances where the board believes that accommodations have to be made to recruit a new executive to the Company, limited reimbursement for taxes payable may be included in executives’ contracts, provided that the excise tax “gross ups” will be limited to payments triggered by both a change in control and a termination of employment and will be subject to a three-year sunset provision.

Internal Equity Considerations

In making compensation decisions, the Committee seeks to promote teamwork among, and high morale within, our senior management team, including the Named Executive Officers. While the Committee does not use any quantitative formula or multiple for comparing or establishing compensation for the senior management team, it is mindful of internal pay equity considerations, and assesses the relationship of the compensation of each executive to other members of the senior management team. The Committee also considers the relative portion of equity awards made to the senior management team in a fiscal year to awards made to non-executive employees eligible for such awards.

Minimum Stock Ownership Requirements; Prohibition on Speculation in MCG Stock

There are no minimum stock ownership guidelines for our Named Executive Officers or employees, although our senior management team members are encouraged and expected to have a significant direct interest in the value of our common stock through open market purchases and/or receipt of equity awards. We have not included in our insider trading policy a formal prohibition against purchasing our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan; however, we have advised our employees and members of our board of the risks and consequences of such activities and encourage them to be judicious when considering such actions. Our insider trading policy prohibits any short sales of our securities or purchases or sales of puts, calls or other derivative securities, including hedges, based on our securities that limit or eliminate the economic risk to our executives and directors of owning our stock.

Severance and Change of Control Benefits

Pursuant to employment agreements we entered into with Messrs. Tunney, Saville, Rubenstein and Bacica, these Named Executive Officers are entitled to certain benefits in the event of the termination of their employment under specified circumstances, including termination without cause and for good reason and following a change of control of MCG. Mr. Ford is party to a letter agreement that provides for specified benefits upon a termination without cause. We have no agreement in place with Mr. Marcotte.

We believe that severance protections, particularly in the context of a change of control transaction, can play a valuable role in attracting and retaining executive officers, are an important part of an executive’s compensation and are consistent with competitive practices. Accordingly, we provide such protections for our Named Executive Officers and certain other executive officers. We believe that the occurrence, or potential occurrence, of a change of control will create uncertainty regarding the continued employment of our Named Executive Officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the captions “ — Employment, Severance and Change of Control Arrangements” and “ — Potential Termination and Change of Control Payments for Messrs. Tunney, Bacica, Saville, Rubenstein, Marcotte and Ford” below.

Tax and Accounting Considerations

It is generally our policy to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits us from deducting the compensation of certain executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. Although we generally are not subject to corporate income taxes, because we have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, Section 162(m) impacts the calculation of taxable income, 90% of which we are required to distribute through dividends. Generally, however, we do not believe Section 162(m) deductibility has a material impact on stockholder value. The Compensation Committee will try to preserve the deductibility of compensation, to the extent reasonably practical and to the extent consistent with its other compensation objectives, but in some cases may make performance-based awards not exempt from these limits where such awards are appropriate and will not have a material impact on stockholder value.

We account for equity compensation paid to our employees under the rules of Accounting Standard Codification Topic 718—Compensation—Stock Compensation, referred to as ASC 718, that requires us to measure and recognize compensation expense in our financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued.

Non-Employee Director Compensation

Non-employee director compensation is set by our board of directors at the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee was guided by the following goals: compensation should fairly pay directors for work required in a company of our size and scope; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. Our board of directors has determined that each non-employee director should receive an annual retainer and a fee for each committee on which the non-employee director served. Our chairman and the chairs of each of the committees of our board of directors also receive a fee for serving in such positions. Our board of directors also approved reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Company business during 2009.

Upon re-election at our Annual Meetings of Stockholders, each re-elected non-employee director is awarded shares of our restricted common stock.

For a further description of the compensation paid to non-management directors for 2009, see “ — Compensation of Directors.”

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our Chief Executive Officer, our Chief Financial Officer and each of our four other most highly compensated executive officers during the fiscal years ended December 31, 2007, December 31, 2008 and December 31, 2009, or Fiscal 2007, Fiscal 2008 and Fiscal 2009. We refer to these executive officers as our “Named Executive Officers” or “NEOs” elsewhere in this proxy statement.

Name and Principal Positions(1)	Year	Salary ($)		Bonus ($)		Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(9) ($)	Total ($)
Steven F. Tunney	2009	522,000		—		513,141	275,696	2,267	10,860	1,323,964
President and Chief	2008	518,333		—		229,800	—	2,571	182,796	933,500
Executive Officer	2007	500,000		—		951,930	339,000	1,451	378,173	2,170,554
Stephen J. Bacica	2009	350,000		102,500	(7)	167,706	184,854	—	10,674	815,734
Executive Vice President	2008	149,405	(5)	25,000	(6)	226,700	—	—	5,444	406,549
and Chief Financial Officer
B. Hagen Saville	2009	445,000		—		449,914	235,028	1,047	8,364	1,139,353
Executive Vice President,	2008	441,667		—		153,200	—	1,493	161,943	758,303
Business Development	2007	425,000		—		828,989	384,000	1,996	332,993	1,972,978
Samuel G. Rubenstein	2009	386,000		—		145,345	203,867	3,750	11,790	750,752
Executive Vice President	2008	384,167		—		95,750	—	4,992	134,466	619,375
and General Counsel	2007	366,667		—		3,018,189	165,000	5,898	200,032	3,755,786
Robert L. Marcotte	2009	350,000		160,000	(7)(8)	89,443	147,883	—	10,779	758,105
Senior Vice President and
Managing Director
William B. Ford	2009	350,000		140,000	(7)	89,443	129,398	—	10,860	719,701
Senior Vice President and	2008	345,833		—		431,000	—	—	89,768	866,601
Managing Director	2007	325,000		—		1,652,456	642,640	—	113,009	2,733,105

(1)	The titles noted in this table are each officer’s title as of December 31, 2009. Mr. Bacica became our Executive Vice President and CFO on November 7, 2008.
(2)

The amounts shown reflect the aggregate grant date value of the stock awards during Fiscal 2007, Fiscal 2008 and Fiscal 2009 computed in accordance with ASC Topic 718—Compensation—Stock Compensation (formerly Statement of Financial Accounting Standards No. 123(R)—Share-Based Payment). These amounts reflect the total grant date expense for these awards and do not correspond to the actual cash value that will be recognized by each of the Named Executive Officers when received. With respect to Fiscal 2007 and Fiscal 2008, the grant date value of the stock awards reflected in this column does not include dividend payments on restricted shares, which have been included in “All Other Compensation” for such years. The Fiscal 2009 grant date value reflects the LTIP Restricted Stock Awards made to each of the Named Executive Officers under our 2009 Long-Term Incentive Program, which have a three-year duration ending on July 22, 2012. Each Named Executive Officer must be employed by us on the date that our share price has reached each requisite milestone for the requisite period of time and the date that is twelve months following each share price satisfaction date in order to receive without restriction, the full number of shares of common stock subject to the relevant portion of their respective LTIP Restricted Stock Awards. A detailed description of the 2009 Long-Term Incentive Program has been included in our Compensation Discussion and Analysis. The assumptions used by us with respect to the valuation of restricted stock awards are set forth in Note 9—Share-based Compensation to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. The individual awards reflected in the summary compensation table are summarized below:

Name	Date of Award	Number of Shares Subject to Award (#)	Aggregate Grant-Date Fair Value Computed in Accordance with ASC 718 for Stock Awards Granted in Fiscal Year
			2007 ($)	2008 ($)	2009 ($)

Steven F. Tunney	1/9/07	45,000	871,650	—	—
	2/15/07	4,000	80,280	—	—
	2/28/08	30,000	—	229,800	—
	7/23/09	222,500	—	—	513,141

TOTAL			951,930	229,800	513,141

Stephen J. Bacica	7/1/08	5,000	—	19,950	—
	8/6/08	25,000	—	119,750	—
	11/7/08	100,000	—	87,000	—
	7/23/09	75,000	—	—	167,706

TOTAL			—	226,700	167,706

B. Hagen Saville	1/9/07	40,000	774,800	—	—
	2/15/07	2,700	54,189	—	—
	2/28/08	20,000	—	153,200	—
	7/23/09	195,000	—	—	449,914

TOTAL			828,989	153,200	449,914

Name	Date of Award	Number of Shares Subject to Award (#)	Aggregate Grant-Date Fair Value Computed in Accordance with ASC 718 for Stock Awards Granted in Fiscal Year
			2007 ($)	2008 ($)	2009 ($)

Samuel G. Rubenstein	1/12/07	150,000	2,964,000	—	—
	2/15/07	2,700	54,189	—	—
	4/30/08	12,500	—	95,750	—
	7/23/09	65,000	—	—	145,345

TOTAL			3,018,189	95,750	145,345

Robert L. Marcotte	7/23/09	40,000	—	—	89,443

TOTAL			—	—	89,443

William B. Ford	1/12/07	62,500	1,235,000	—	—
	2/15/07	20,800	417,456	—	—
	2/28/08	25,000	—	191,500	—
	8/6/08	50,000	—	239,509	89,443
	7/23/09	40,000	—	—	—

TOTAL			1,652,456	431,000	89,443

(3)

The amounts shown for Fiscal 2007 and Fiscal 2009 represent annual incentive cash bonus awards paid during February 2008 and March 2010 (and to be paid in September 2010) to each applicable Named Executive Officer for the achievement of specified performance objectives for such years. As a result of our Fiscal 2008 performance, none of our Named Executive Officers received a bonus payout under our annual incentive cash bonus program for such year and only Messrs. Bacica, Marcotte and Ford received bonus awards under our 2008 Retention Program, which were paid during 2009 (see footnote 7 below).

(4)	Mr. Tunney deferred $33,900 of his 2007 annual incentive cash bonus and Mr. Rubenstein deferred $8,250 of his 2007 annual incentive cash bonus under our deferred compensation plan.
(5)

Represents the sum of the pro-rated portion of Mr. Bacica’s annual base salary of $205,000 for his service as Chief Accounting Officer from May 19, 2008 through November 7, 2008 and the pro-rated portion of his annual base salary of $350,000 for his service as Chief Financial Officer from November 7, 2008 through year-end.

(6)	Represents a sign-on bonus of $25,000 paid to Mr. Bacica in connection with the commencement of his employment in May 2008.
(7)

Pursuant to the terms and conditions of our 2008 Retention Program, on August 6, 2008, our Compensation Committee awarded (i) Mr. Bacica a cash payment of $102,500, which was paid in three equal installments on each of March 31, 2009, June 30, 2009 and September 30, 2009, (ii) Mr. Marcotte a cash payment of $140,000, which was paid in three equal installments on each of March 31, 2009, June 30, 2009 and September 30, 2009 and (iii) Mr. Ford a cash payment of $140,000, which was paid in three equal installments on each of March 31, 2009, June 30, 2009 and September 30, 2009.

(8)	Includes a discretionary bonus of $20,000 paid to Mr. Marcotte for 2009 performance.
(9)	“All Other Compensation” for Fiscal 2007, Fiscal 2008 and Fiscal 2009 includes the following:

Name	Year	401(k) Employer Matching Contributions ($)	Life Insurance Premiums ($)	Dollar Value of Dividends on Stock Awards* ($)	Other ($)	Total ($)
Steven F. Tunney	2009 2008 2007	7,350 6,900 6,750	1,260 1,140 950	— 79,478 368,223	2,250 2,250 2,250	10,860 182,796 378,173
Stephen J. Bacica	2009 2008	7,300 3,733	1,124 398	— —	2,250 1,313	10,674 4,131
B. Hagen Saville	2009 2008 2007	3,894 6,900 6,750	1,260 1,140 950	— 150,573 323,043	3,210 3,330 2,250	8,364 161,943 332,993
Samuel G. Rubenstein	2009 2008 2007	7,350 6,900 6,750	1,230 1,113 932	— 123,213 190,100	3,210 3,240 2,250	11,790 134,466 200,032
Robert L. Marcotte	2009	7,350	1,179	—	2,250	10,779
William B. Ford	2009 2008 2007	7,350 6,900 6,750	1,260 1,140 926	— 79,478 103,083	2,250 2,250 2,250	10,860 89,768 113,009

*	Executives are not entitled to receive dividends on performance-based shares until such time as the applicable performance conditions are met and the shares are earned.

FISCAL 2009 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding awards made to our Named Executive Officers during the year ended December 31, 2009:

Name	Type of Award (1)	Award Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock Awards(7) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Steven F. Tunney	AIBP	7/23/09	(2)	0	261,000	313,200	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	200,000	447,216
	LTIP Cash	7/23/09		0	(4)	1,204,000	—	—	—	—
	RS	7/23/09		—	—	—	—	22,500 (5)	—	65,925
Stephen J. Bacica	AIBP	7/23/09	(2)	0	175,000	210,000	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	75,000	167,706
	LTIP Cash	7/23/09		0	(4)	452,000	—	—	—	—
B. Hagen Saville	AIBP	7/23/09	(2)	0	222,500	267,000	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	175,000	391,314
	LTIP Cash	7/23/09		0	(4)	1,054,000	—	—	—	—
	RS	7/23/09		—	—	—	—	20,000 (6)	—	58,600
Samuel G. Rubenstein	AIBP	7/23/09	(2)	0	193,000	231,600	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	65,000	145,345
	LTIP Cash	7/23/09		0	(4)	391,000	—	—	—	—
Robert L. Marcotte	AIBP	7/23/09	(2)	0	140,000	168,000	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	40,000	89,443
	LTIP Cash	7/23/09		0	(4)	241,000	—	—	—	—
William B. Ford	AIBP	7/23/09	(2)	0	140,000	168,000	—	—	—	—
	LTIP RS	7/23/09		—	—	—	0	(3)	40,000	89,443
	LTIP Cash	7/23/09		0	(4)	241,000	—	—	—	—

(1)	Type of Award:

AIBP = Annual Incentive Bonus Plan

LTIP RS = Long-Term Incentive Plan Restricted Stock Award

LTIP Cash = Long-Term Incentive Plan Cash Bonus

RS = Restricted Stock

(2)

The 2009 Annual Incentive Cash Bonus Plan provided for the potential payment of cash bonuses, upon the attainment of certain strategic goals, to each of the Named Executive Officers, the remaining executive officers of the Company and key, non-executive employees. Each participant in the 2009 Annual Incentive Cash Bonus Plan was assigned a potential target cash bonus amount expressed as a percentage of his or her 2009 annual base salary. For the Named Executive Officers, the approved percentages for 2009 were as follows: Mr. Tunney (50%); Mr. Bacica (50%); Mr. Saville (50%); Mr. Rubenstein (50%); Mr. Marcotte (40%); and Mr. Ford (40%). Additionally, Messrs. Tunney, Bacica, Saville and Rubenstein were given the opportunity to earn the target bonuses specified in their respective employment agreements, or an additional 50% of their base salaries, upon the achievement of specified earnings per share and share price stretch goals. However, these milestones were designed to meet certain requirements set forth in these employment agreements; we did not anticipate any payment under this portion of the program and, therefore, those figures are not included in the table above. The five selected financial metrics and key strategic performance goals, each a “Plan Metric,” under the 2009 Annual Incentive Cash Bonus Plan were equally weighted and milestones within each specified Plan Metric were scaled from 50% to 125%, such that achievement of the 100% level within each of the five Plan Metrics could result in full payment of the specified target bonus for each individual. Performance below the minimum threshold for a Plan Metric could result in a zero payment for that Plan Metric and performance above the maximum threshold for a Plan Metric could result in a score of no more than 125% for such Plan Metric. See “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and 2009 Compensation Decisions — Annual Incentive Cash Bonus” for a discussion of this program.

(3)

Under the 2009 Long-Term Incentive Program, all of our executive officers and key, non-executive employees designated by the Committee may receive an award of shares of restricted common stock, to be issued under the Amended and Restated 2006 Employee Restricted Stock Plan, for which forfeiture restrictions lapse upon the achievement of specified Company share price thresholds. The performance measure is the level of our stock price over a three-year measurement period ending July 22, 2012. Share price thresholds must be achieved within the plan period and each share price threshold must be maintained for twenty consecutive trading days. Two thirds of the shares of common stock subject to each LTIP Restricted Stock Award will become free from forfeiture upon achievement of the applicable milestone, with the forfeiture restrictions applicable to the remaining one third of the shares of common stock subject to each LTIP Restricted Stock Award lapsing one year after the achievement of the applicable milestone, subject to the participant’s continued employment with us. See “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and 2009 Compensation Decisions — Long-Term Incentive Plan” for a discussion of this program.

The table below illustrates the potential cumulative number of shares of common stock for which forfeiture restrictions could lapse with respect to LTIP Restricted Stock Awards to our Named Executive Officers upon the achievement of various share price thresholds:

Name	Share Price Achieved
	$3.00	$4.00	$5.00	$6.00	$7.00	$8.00
	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse	Cumulative Shares for which Forfeiture Restrictions could Lapse
Steven F. Tunney	50,000	100,000	150,000	180,000	200,000	200,000
Stephen J. Bacica	18,750	37,500	56,250	67,500	75,000	75,000
B. Hagen Saville	43,750	87,500	131,250	157,500	175,000	175,000
Samuel G. Rubenstein	16,250	32,500	48,750	58,500	65,000	65,000
Robert L. Marcotte	10,000	20,000	30,000	36,000	40,000	40,000
William B. Ford	10,000	20,000	30,000	36,000	40,000	40,000

(4)

Under the 2009 Long-Term Incentive Program, all of our executive officers and key, non-executive employees designated by the Committee may receive a bonus payable in cash upon the achievement of specified Company share price thresholds. The performance measure is the level of our stock price over a three-year measurement period ending July 22, 2012. Share price thresholds must be achieved within the plan period and each share price threshold must be maintained for twenty consecutive trading days. Two thirds of the amount of each LTIP Cash Bonus earned will be awarded upon achievement of the applicable milestone, with the remaining one third of the amount of each LTIP Cash Bonus earned to be awarded one year after the achievement of the applicable milestone, subject to the participant’s continued employment with us. See “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and 2009 Compensation Decisions — Long-Term Incentive Plan” for a discussion of this program.

The table below illustrates the potential cumulative LTIP Cash Bonuses payable to the Named Executive Officers upon the achievement of various share price thresholds:

Name	Share Price Achieved
	$3.00	$4.00	$5.00	$6.00	$7.00	$8.00
	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned	Cumulative Bonus Earned
Steven F. Tunney	—	—	231,000	462,000	694,000	1,204,000
Stephen J. Bacica	—	—	87,000	173,000	260,000	452,000
B. Hagen Saville	—	—	202,000	405,000	607,000	1,054,000
Samuel G. Rubenstein	—	—	75,000	150,000	225,000	391,000
Robert L. Marcotte	—	—	46,000	92,000	139,000	241,000
William B. Ford	—	—	46,000	92,000	139,000	241,000

(5)

Pursuant to the employment agreement between Mr. Tunney and MCG, dated September 18, 2006, as amended, Mr. Tunney was awarded 90,000 shares of restricted stock with forfeiture provisions that could lapse with respect to 25% of the shares subject to this award on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the achievement of performance milestones determined by our board of directors. In accordance with FASB ASC Topic 718, the grant date for each tranche of these shares was the date on which the performance criteria were determined. In 2009, the performance criteria adopted by our board of directors for the last tranche of these performance-based shares were the same financial metrics and key strategic performance goals adopted on July 23, 2009 for the 2009 Annual Incentive Cash Bonus Plan. Forfeiture provisions lapsed with respect to that number of performance-based shares equal to the percentage of the executive’s base salary paid to him as a bonus award, not to exceed 100% of the shares subject to the applicable tranche of the performance-based shares. When establishing performance criteria for the final tranche of these performance-based shares, our board of directors determined that achievement of the target cash bonus amount under the 2009 Annual Incentive Cash Bonus Plan would satisfy the conditions necessary for the forfeiture restrictions applicable to these shares to lapse in full.

(6)

Pursuant to the employment agreement between Mr. Saville and MCG, dated September 18, 2006, as amended, Mr. Saville was awarded 80,000 shares of restricted stock with forfeiture provisions that could lapse with respect to 25% of the shares subject to this award on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the achievement of performance milestones determined by our board of directors. In accordance with FASB ASC Topic 718, the grant date for each tranche of these shares was the date on which the performance criteria were determined. In 2009, the performance criteria adopted by our board of directors for the last tranche of these performance-based shares were the same financial metrics and key strategic performance goals adopted on July 23, 2009 for the 2009 Annual Incentive Cash Bonus Plan. Forfeiture provisions lapsed with respect to that number of performance-based shares equal to the percentage of the executive’s base salary paid to him as a bonus award, not to exceed 100% of the shares subject to the applicable tranche of the performance-based shares. When establishing performance criteria for the final tranche of these performance-based shares, our board of directors determined that achievement of the target cash bonus amount under the 2009 Annual Incentive Cash Bonus Plan would satisfy the conditions necessary for the forfeiture restrictions applicable to these shares to lapse in full.

(7)	Grant Date Fair Value computed in accordance with FASB ASC Topic 718.

OUTSTANDING EQUITY AWARDS AT FISCAL 2009 YEAR-END

The following table sets forth information regarding outstanding awards of restricted stock held by our Named Executive Officers as of December 31, 2009:

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested(1) (#)	Market Value of Shares of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(2) ($)
Steven F. Tunney	17,875(3)	77,220	185,579(9)	801,701
Stephen J. Bacica	86,452(4)	373,473	50,000(10)	216,000
B. Hagen Saville	11,922(5)	51,503	158,595(11)	685,130
Samuel G. Rubenstein	7,698(6)	33,255	43,334(12)	187,203
Robert L. Marcotte	73,569(7)	317,818	26,666(13)	115,197
William B. Ford	84,875(8)	366,660	26,666(14)	115,197

(1)	No restricted stock awards have been transferred.
(2)

The market value of shares of stock for which forfeiture restrictions had not lapsed was determined based on the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2009, which was $4.32.

(3)

1,000 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter and 16,875 of these shares of common stock are subject to a restricted stock agreement dated April 30, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on June 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(4)

3,122 of these shares of common stock are subject to a restricted stock agreement dated July 1, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on September 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter, 25,000 of these shares of common stock are subject to a restricted stock agreement dated August 6, 2008, pursuant to which the forfeiture restrictions lapse as to 100% of the shares on March 31, 2011 and 58,330 of these shares of common stock are subject to a restricted stock agreement dated November 7, 2008, pursuant to which the forfeiture restrictions lapse as to 8.33% of the aggregate number of shares subject to this award at the end of each three-month period beginning on December 31, 2008.

(5)

672 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter and 11,250 of these shares of common stock are subject to a restricted stock agreement dated April 30, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on June 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(6)

672 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter and 7,026 of these shares of common stock are subject to a restricted stock agreement dated April 30, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on June 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter.

(7)

5,000 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter, 4,510 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter, 14,059 of these shares of common stock are subject to a restricted stock agreement dated April 30, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on June 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter and 50,000 of these shares of common stock are subject to a restricted stock agreement dated August 6, 2008, pursuant to which the forfeiture restrictions lapse as to 100% of the shares on March 31, 2011.

(8)

15,616 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter, 5,200 of these shares of common stock are subject to a restricted stock agreement dated March 9, 2007, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on March 31, 2007 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter, 14,059 of these shares of common stock are subject to a restricted stock agreement dated April 30, 2008, pursuant to which the forfeiture restrictions lapsed as to 6.25% of the aggregate number of shares subject to this award on June 30, 2008 and as to an additional 6.25% of the shares at the end of each successive three-month period thereafter and 50,000 of these shares of common stock are subject to a restricted stock agreement dated August 6, 2008, pursuant to which the forfeiture restrictions lapse as to 100% of the shares on March 31, 2011.

(9)

Includes (i) 52,245 performance-based shares that were awarded in September 18, 2006 under the terms of Mr. Tunney’s employment agreement with MCG, 29,745 shares of which were forfeited as of February 28, 2010, (ii) 33,334 shares that were issued under the 2009 Long-Term Incentive Program, 16,667 shares of which the forfeiture restrictions lapse on October 6, 2010 and 16,667 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Tunney’s continued employment with us and (iii) 100,000 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Tunney’s continued employment with us.

(10)

Includes (i) 12,500 shares that were issued under the 2009 Long-Term Incentive Program, 6,250 shares of which the forfeiture restrictions lapse on October 6, 2010 and 6,250 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Bacica’s continued employment with us and (ii) 37,500 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Bacica’s continued employment with us.

(11)

Includes (i) 41,929 performance-based shares that were awarded in September 18, 2006 under the terms of Mr. Saville’s employment agreement with MCG, 21,929 shares of which were forfeited as of February 28, 2010, (ii) 29,166 shares that were issued under the 2009 Long-Term Incentive Program, 14,583 shares of which the forfeiture restrictions lapse on October 6, 2010 and 14,583 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Saville’s continued employment with us and (iii) 87,500 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Saville’s continued employment with us.

(12)

Includes (i) 10,834 shares that were issued under the 2009 Long-Term Incentive Program, 5,417 shares of which the forfeiture restrictions lapse on October 6, 2010 and 5,417 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Rubenstein’s continued employment with us and (ii) 32,500 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Rubenstein’s continued employment with us.

(13)

Includes (i) 6,666 shares that were issued under the 2009 Long-Term Incentive Program, 3,333 shares of which the forfeiture restrictions lapse on October 6, 2010 and 3,333 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Marcotte’s continued employment with us and (ii) 20,000 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Marcotte’s continued employment with us.

(14)

Includes (i) 6,666 shares that were issued under the 2009 Long-Term Incentive Program, 3,333 shares of which the forfeiture restrictions lapse on October 6, 2010 and 3,333 shares of which the forfeiture restrictions lapse on October 28, 2010, in each case subject to Mr. Ford’s continued employment with us and (ii) 20,000 shares that are issuable under the 2009 Long-Term Incentive Program in connection with the achievement of the $5.00, $6.00 and $7.00 Company share price thresholds set forth in such program, with the forfeiture restrictions applicable to one third of the shares of common stock subject to each applicable milestone lapsing one year after the achievement of each such milestone, in each case subject to Mr. Ford’s continued employment with us.

FISCAL 2009 STOCK VESTED

The following table sets forth information regarding shares of restricted stock held by our Named Executive Officers for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2009:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Steven F. Tunney	116,701	445,514
Stephen J. Bacica	59,588	215,416
B. Hagen Saville	100,931	386,216
Samuel G. Rubenstein	75,470	259,485
Robert L. Marcotte	29,102	106,708
William B. Ford	40,414	141,266

(1)	Value realized upon vesting is based on the closing sale price of our common stock on the applicable vesting date.

FISCAL 2009 NONQUALIFIED DEFERRED COMPENSATION

During 2000, we created a deferred compensation plan for key executives that enables eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the deferred compensation plan. Contributions to the deferred compensation plan earn interest at a rate of 2.0% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

Name	Executive Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY ($)	Aggregate Balance at Last FYE ($)
Steven F. Tunney	—	8,368(2)	183,405
Stephen J. Bacica	—	—	—
B. Hagen Saville	—	3,864(3)	84,695
Samuel G. Rubenstein	19,300	13,967(4)	315,856
Robert L. Marcotte	—	—	—
William B. Ford	—	—	—

(1)	The executive contributions are also reflected in the Summary Compensation Table.
(2)

Includes $2,267 reported as compensation in the Summary Compensation Table. The $2,267 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

(3)

Includes $1,047 reported as compensation in the Summary Compensation Table. The $1,047 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

(4)

Includes $3,750 reported as compensation in the Summary Compensation Table. The $3,750 represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

Employment, Severance and Change of Control Arrangements

Executive Employment Agreements with Steven F. Tunney, Stephen J. Bacica, B. Hagen Saville and Samuel G. Rubenstein

We entered into executive employment agreements, or the Executive Employment Agreements, with each of Steven F. Tunney (September 18, 2006), Stephen J. Bacica (October 28, 2008), B. Hagen Saville (September 18, 2006) and Samuel G. Rubenstein (March 1, 2007). Each of the Executive Employment Agreements was amended in December 2008 to comply with Section 409A of the Internal Revenue Code and the final Section 409A regulations. Mr. Ford is party to a letter agreement dated March 31, 2004 that provides for specified benefits upon a termination without cause. We have no agreement with Mr. Marcotte.

Term

The initial term of the Executive Employment Agreements with each of Messrs. Tunney, Saville and Rubenstein continued in effect through February 28, 2010, were automatically extended on that date and will automatically be extended for successive one-year periods unless either we or the executive provides notice of non-extension no later than sixty days prior to the expiration of the then-applicable term. The Executive Employment Agreement with Mr. Bacica will continue in effect until November 6, 2011 and will automatically be extended for successive one-year periods unless either we or Mr. Bacica provides notice of non-extension no later than sixty days prior to the expiration of the then-applicable term.

Salary, Bonus and Benefits

Under the terms of the Executive Employment Agreements, Messrs. Tunney, Bacica, Saville and Rubenstein receive an annual base salary, subject to review and adjustment at least annually by our board of directors or compensation committee. For Fiscal 2009, Messrs. Tunney, Bacica, Saville and Rubenstein received annual base salaries of $522,000, $350,000, $445,000 and $386,000, respectively. Each executive is eligible to receive an annual bonus determined by our board of directors or compensation committee within the range of 0% to 200% of his respective annualized base salary, with a target bonus of 100% of base salary.

Each participant in our 2009 Annual Incentive Cash Bonus Plan was assigned a potential target cash bonus amount expressed as a percentage of his or her 2009 annual base salary. For each of Messrs. Tunney, Bacica, Saville and Rubenstein, the approved percentages for 2009 were as follows: Mr. Tunney (50%); Mr. Bacica (50%); Mr. Saville (50%); and Mr. Rubenstein (50%). Additionally, Messrs. Tunney, Bacica, Saville and Rubenstein were given the opportunity to earn the target bonuses specified in the Executive Employment Agreements, or an additional 50% of their base salaries, upon the achievement of specified earnings per share and share price stretch goals. These milestones were designed to meet certain requirements set forth in these agreements.

Each executive is entitled to participate in all benefit plans and programs that we establish and make available to our employees to the extent that he is eligible under (and subject to the provisions of) the plan documents governing those programs.

Stock-Based Awards

The Executive Employment Agreements with Messrs. Tunney and Saville provided for an award of 225,000 shares of restricted stock to Mr. Tunney and 200,000 shares of restricted stock to Mr. Saville. With regard to these initial awards, the forfeiture restrictions with respect to (i) 60% of the shares were time-based and lapsed on a quarterly basis beginning on December 31, 2006 and ending on December 31, 2009 and (ii) 40% of the shares were performance-based and lapsed on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the achievement of performance milestones determined by our board of directors. The performance criteria adopted by our board of directors for the performance-based shares were the same corporate governance and financial performance goals adopted with respect to annual incentive cash bonus awards. Forfeiture provisions lapsed with respect to the percentage of performance-based shares equal to that percentage of the executive’s base salary paid to him as a bonus award, not to exceed 100% of the shares subject to the applicable tranche of the performance-based shares. Dividends were paid on a current basis in cash on the non-forfeited time-based shares. Dividends accrued on the performance-based shares while such shares were forfeitable but still held by the executive; however, the executive was not entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions were not met, unless and until the performance-based shares became non-forfeitable by action of our board or the compensation committee. 22,500, 15,255, none and 22,500 of Mr. Tunney’s performance-based shares became free from forfeiture in February 2007, 2008, 2009 and 2010, respectively, and 20,000, 18,071, none and 20,000 of Mr. Saville’s performance-based shares became free from forfeiture in February 2007, 2008, 2009 and 2010, respectively. Upon management’s recommendation, the Compensation Committee permitted the unearned portion of the performance-based restricted stock previously awarded in 2006 to Messrs. Tunney (29,745 shares) and Saville (21,929 shares) to be forfeited as of February 28, 2010.

Pursuant to Mr. Bacica’s Executive Employment Agreement, in November 2008, he was awarded 100,000 shares of restricted stock. Beginning with December 31, 2008, 8.33% of the shares of restricted stock subject to such award shall become free of forfeiture restrictions in equal quarterly installments over a three-year period, subject to his continued employment with us.

Pursuant to Mr. Rubenstein’s Executive Employment Agreement, in March 2007, he was awarded 150,000 shares of restricted stock, which became free of forfeiture restrictions in equal quarterly installments over a three-year period ending on December 31, 2009.

Payments Upon Resignation by the Executive Without Good Reason or Termination by Us for Cause

Under the Executive Employment Agreements, if the employment of any of Messrs. Tunney, Bacica, Saville or Rubenstein is terminated by us for cause or by the executive other than for good reason (each as defined in Executive Employment Agreements), the terminated executive will receive all amounts of compensation accrued under the applicable Executive Employment Agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, reimbursable expenses and any previously deferred compensation. In addition, each executive will forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed.

Payments Upon Termination by Reason of Death or Disability

If the employment of any of Messrs. Tunney, Bacica, Saville or Rubenstein is terminated due to death or disability, the terminated executive will receive his accrued compensation and an amount equal to the annual bonus he would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated at target. In addition, with respect to Messrs. Tunney, Saville and Rubenstein, (i) that portion of the executive’s time-based shares initially issued under their respective Executive Employment Agreements that was scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs would immediately become non-forfeitable upon the executive’s termination, all of which are currently non-forfeitable, and (ii) any other grants of restricted stock to the executive that become non-forfeitable based solely on the executive’s continued employment with us and that were scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs, would also immediately and fully become non-forfeitable upon the executive’s termination. With respect to Mr. Bacica, 33,333 of the 100,000 shares of restricted Common Stock awarded to Mr. Bacica pursuant to his Executive Employment Agreement, that would have become non-forfeitable twelve months following his termination, would become immediately non-forfeitable, or a lesser number of shares if less than 33,333 shares of restricted common stock remain non-forfeitable at such time.

Payments Upon Termination Without Cause or Resignation for Good Reason

If the employment of any of Messrs. Tunney, Bacica, Saville or Rubenstein is terminated by us other than for cause, death or disability, or if any of Messrs. Tunney, Bacica, Saville or Rubenstein terminates his employment with us for good reason, then the terminated executive will receive all of his accrued compensation, severance pay equal to two times his then-current base salary and two times his target annual bonus, full and immediate lapsing of forfeiture restrictions with respect to all of his shares of restricted stock (other than shares of restricted stock for which forfeiture restrictions lapse based on the achievement of performance milestones), and continued health coverage for himself and any eligible dependents for a maximum of 24 months from his date of termination.

Payments Upon Termination in Connection with a Change of Control

In the event that we experience a change of control (as defined in Executive Employment Agreements), each of Messrs. Tunney, Bacica, Saville and Rubenstein is entitled to full and immediate lapsing of forfeiture restrictions with respect to all of their shares of restricted stock and an amount equal to each executive’s then-current base salary in addition to any other severance that each executive is entitled to receive under the applicable Executive Employment Agreement.

If Messrs. Tunney, Bacica, Saville or Rubenstein receive payments in the event of a change in control and such payments become subject to excise tax under Section 4999 of the Internal Revenue Code, then the Executive Employment Agreements provide that the executive either will be entitled to receive a payment in an amount equal to the excise tax imposed upon the payments, excepting any excise tax imposed on such additional payment, or will permit us to reduce the payments that the executive receives to avoid the imposition of such excise tax, if certain conditions are satisfied.

Non-Competition, Non-Solicitation and Proprietary Information

Under the terms of the Executive Employment Agreements, during the term of employment of Messrs. Tunney, Bacica, Saville and Rubenstein with us and for two years thereafter, each executive has agreed not to (i) engage in any business or activity that competes with products, services or businesses of the Company or which the Company has begun, as of the termination date, to prepare to develop or offer, or (ii) recruit or hire any of the Company’s employees, and solicit the Company’s clients and certain prospective clients. Each Executive Employment Agreement requires that each executive protect our confidential information both during and after the term of his employment with us.

Potential Termination and Change of Control Payments for Messrs Tunney, Bacica, Saville, Rubenstein, Marcotte and Ford

The following table describes the potential payments, benefits and lapsing of forfeiture restrictions applicable to restricted stock awards under our Executive Employment Agreements with each of Messrs. Tunney, Bacica, Saville and Rubenstein and our offer letter with Mr. Ford. We have no agreement in place with Mr. Marcotte. The amounts shown below assume that the termination of each executive is effective as of December 31, 2009. Actual amounts payable to each Named Executive listed below upon his termination can only be determined definitively at the time of each Named Executive’s actual departure.

Name	Benefit	Voluntary Termination or Termination for Cause ($)	Termination for Death or Disability ($)		Termination Without Cause or Resignation for Good Reason Other Than in Connection with a Change of Control ($)		Change of Control ($)
Steven F. Tunney	Accrued Obligations
	Vacation	—	—		—		—
	Deferred Compensation	183,405	183,405		183,405		183,405
	Severance Benefits
	Salary	—	—		1,044,000		1,566,000
	Bonus	—	275,696	(2)	1,319,696	(10)	1,319,696	(10)
	Insurance/Healthcare Benefits	—	—		26,096	(5)	26,096
	Excise Tax Payment(9)	—	—		—		—
	Accelerated Equity Awards
	Vesting on Termination(1)	—	180,723	(3)	221,223	(4)	446,921	(6)

	TOTAL	183,405	639,824		2,794,420		3,542,118

Stephen J. Bacica	Accrued Obligations
	Vacation	6,730	6,730		6,730		6,730
	Deferred Compensation	—	—		—		—
	Severance Benefits
	Salary	—	—		700,000		1,050,000
	Bonus	—	184,854	(2)	884,854	(10)	884,854	(10)
	Insurance/Healthcare Benefits	—	—		—(5)		—
	Excise Tax Payment(9)	—	—		—		411,498
	Accelerated Equity Awards
	Vesting on Termination(1)	—	203,420	(3)	427,473	(4)	427,473	(6)

	TOTAL	6,730	395,004		2,019,057		2,780,555

B. Hagen Saville	Accrued Obligations
	Vacation	8,557	8,557		8,557		8,557
	Deferred Compensation	84,695	84,695		84,695		84,695
	Severance Benefits
	Salary	—	—		890,000		1,335,000
	Bonus	—	235,028	(2)	1,125,028	(10)	1,125,028	(10)
	Insurance/Healthcare Benefits	—	—		26,096	(5)	26,096
	Excise Tax Payment(9)	—	—		—		—
	Accelerated Equity Awards
	Vesting on Termination(1)	—	150,500	(3)	177,500	(4)	358,633	(6)

	TOTAL	93,252	478,780		2,311,876		2,938,009

Samuel G. Rubenstein	Accrued Obligations
	Vacation	7,423	7,423		7,423		7,423
	Deferred Compensation	315,856	315,856		315,856		315,856
	Severance Benefits
	Salary	—	—		772,000		1,158,000
	Bonus	—	203,867	(2)	975,867	(10)	975,867	(10)
	Insurance/Healthcare Benefits	—	—		26,096	(5)	26,096
	Excise Tax Payment(9)	—	—		—		—
	Accelerated Equity Awards
	Vesting on Termination(1)	—	63,219	(3)	80,058	(4)	80,058	(6)

	TOTAL	323,279	590,365		2,177,300		2,563,300

Robert L. Marcotte	Accrued Obligations
	Vacation	6,731	6,731		6,731		6,731
	Deferred Compensation	—	—		—		—
	Severance Benefits
	Salary	—	—		—		—
	Bonus	—	—		147,883	(11)	147,883	(11)
	Insurance/Healthcare Benefits	—	—		—		—
	Excise Tax Payment(9)	—	—		—		—
	Accelerated Equity Awards
	Vesting on Termination(1)	—	—		—		29,797	(8)

	TOTAL	6,731	6,731		154,614		184,441

William B. Ford	Accrued Obligations
	Vacation	6,731	6,731		6,731		6,731
	Deferred Compensation	—	—		—		—
	Severance Benefits
	Salary	—	—		175,000	(7)	175,000	(7)(8)
	Bonus	—	—		129,398	(11)	129,398	(11)
	Insurance/Healthcare Benefits	—	—		—		—
	Excise Tax Payment(9)	—	—		—		—
	Accelerated Equity Awards
	Vesting on Termination(1)	—	—		—		28,797	(8)

	TOTAL	6,731	6,731		311,129		339,926

(1)	Based on the last sale price of MCG common stock on December 31, 2009, or $4.32 per share.
(2)

Represents an amount equal to the Named Executive Officer’s annual bonus for the fiscal year in which his termination of employment occurs, pro-rated and calculated at target. For more information relating to compensation earned by our Named Executive Officers, see the section of this proxy statement entitled “Executive Compensation — Summary Compensation Table.”

(3)

Represents full and immediate lapsing of forfeiture restrictions with respect (i) that portion of the Named Executive’ Officer’s time-based shares initially issued under his Executive Employment Agreement that was scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs, which, with the exception of Mr. Bacica, had all become non-forfeitable as of December 31, 2009 and (ii) any other grants of restricted stock to the Named Executive Officer that become non-forfeitable based solely on the executive’s continued employment with us and that were scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs. With respect to Mr. Bacica, includes 33,333 of the 100,000 shares of restricted common stock awarded to Mr. Bacica pursuant to his Executive Employment Agreement that would have become non-forfeitable twelve months following his termination. For more information concerning restricted stock awards held by our Named Executive Officers, see the section of this proxy statement entitled “Executive Compensation — Outstanding Equity Awards at Fiscal 2009 Year-End.”
(4)

Represents full and immediate lapsing of forfeiture restrictions with respect to all of the Named Executive Officer’s shares of restricted stock (other than shares of restricted stock for which forfeiture restrictions lapse based on the achievement of performance milestones). For more information concerning restricted stock awards held by our Named Executive Officers, see the section of this proxy statement entitled “Executive Compensation — Outstanding Equity Awards at Fiscal 2009 Year-End.”

(5)

Represents amounts payable over 24 months for continuation of coverage for medical, dental and hospitalization benefits for each Named Executive Officer and his family members subject to the Named Executive’s reemployment with comparable healthcare benefits. The value is based upon the type of insurance coverage we carried for each Named Executive officer as of December 31, 2009 and is valued at the premiums in effect on December 31, 2009.

(6)

Represents full and immediate lapsing of forfeiture restrictions with respect to all of the Named Executive Officer’s shares of restricted stock. For more information concerning restricted stock awards held by our Named Executive Officers, see the section of this proxy statement entitled “Executive Compensation — Outstanding Equity Awards at Fiscal 2009 Year-End.”

(7)	Under Mr. Ford’s offer letter with us, he is entitled to six months of base salary calculated in accordance with his then-current base salary.
(8)

Assumes that Messrs. Marcotte and Ford are immediately terminated in connection with the change of control. Pursuant to the terms of our restricted stock agreements with Messrs. Marcotte and Ford, the forfeiture restrictions lapse with respect to the shares of common stock subject to such agreements if, within 365 calendar days after the date of a change of control, Messrs. Marcotte’s and Ford’s employment with the acquiring company is terminated (i) by the acquiring company for any reason other than for cause or (ii) by Messrs. Marcotte or Ford for good reason.

(9)

In the event that any payment or distribution to a Named Executive Officer (other than Messrs. Marcotte and Ford) became subject to the 20% excise tax on excess parachute payments (as defined in Section 280G of the Internal Revenue Code) imposed by Code Section 4999, MCG would pay the executive, pursuant to his Executive Employment Agreement, an amount equal to the excise tax obligation plus any interest or penalties related to the excise tax. We call this payment the Excise Tax Payment. The Excise Tax Payment does not include a tax gross-up, even though the payment by MCG of the Excise Tax Payment to the Named Executive Officer would constitute an additional excess parachute payment that is subject to the 20% excise tax imposed under Code Section 4999.

(10)

Includes bonuses to be paid to Messrs. Tunney, Bacica, Saville and Rubenstein under the terms of their respective Executive Employment Agreements, as well as amounts earned under the 2009 Annual incentive Cash Bonus Plan.

(11)	Represents amounts earned by Messrs. Marcotte and Ford under the 2009 Annual Incentive Cash Bonus Plan.

Compensation of Directors

2009 Director Compensation

Our board of directors approved the following compensation structure for our non-employee directors during the year ended December 31, 2009:

Award of Restricted Stock Upon Appointment or Election. The SEC has granted an order authorizing us to award restricted shares of our common stock to our non-employee directors. Under the Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, which we refer to as the 2006 Director Plan, non-employee directors each receive an award of 7,500 shares of restricted stock at the beginning of each three-year term of service on our board of directors. Forfeiture provisions lapse as to one-third of the shares awarded each year over the three-year term. Awards of restricted stock under the 2006 Director Plan are automatic and may not be changed without further approval from the SEC.

Payment of Retainer Fee; Reimbursement of Travel and Other Expenses. From January 1, 2009 through July 21, 2009, each non-employee director received an annual pro-rated retainer of $25,000 for his or her service on our board of directors. Additional pro-rated amounts from January 1, 2009 through July 21, 2009 were paid as follows:

Position	Additional Fees
Non-Employee Chairman of the Board	$25,000
Audit Committee Chair	$25,000

Audit Committee Members, Compensation Committee Chair and Members, Nominating and Corporate Governance Committee Chair and Members, Investment Committee Members, Valuation Committee Chair and Members and Enterprise Risk Committee Chair and Members

$25,000/Committee

From July 22, 2009 through December 31, 2009, each non-employee director received an annual pro-rated retainer of $85,000 for his or her service on our board of directors. Additional pro-rated amounts from July 22, 2009 through December 31, 2009 were paid as follows:

Position	Additional Fees
Non-Employee Chairman of the Board	$15,000
Audit Committee and Investment and Valuation Committee Chairs	$15,000
Compensation Committee and Nominating and Corporate Governance Committee Chairs	$10,000

Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Investment and Valuation Committee Members (in addition to fees paid for service as Non-Employee Chairman of the Board and for service as Committee chairs)

$10,000/Committee

All retainer amounts were paid quarterly during Fiscal 2009 in arrears. Non-employee directors also received reimbursement for reasonable travel and other expenses in connection with attending meetings of our board of directors during Fiscal 2009.

Compensation of Employee Directors. No director who is also an employee receives separate compensation for services rendered as a director. Messrs. Tunney and Saville are the only directors who are also employees of ours. The compensation of Messrs. Tunney and Saville is set forth under the headings “Executive Compensation” and “Employment, Severance and Change of Control Arrangements.”

FISCAL 2009 DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our non-employee directors for the year ended December 31, 2009:

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3)(4)(5) ($)	Total ($)
Jeffrey M. Bucher(1)	46,806	—	46,806
Edward S. Civera(1)	40,417	—	40,417
A. Hugh Ewing, III	118,125	18,450	136,575
Kim D. Kelly	138,750	—	138,750
Wallace B. Millner, III	139,861	—	139,861
Richard W. Neu	142,083	—	142,083
Kenneth J. O’Keefe	107,500	18,450	125,950
Gavin Saitowitz(1)	83,681	18,450	102,131

(1)

On April 7, 2009, Edward S. Civera submitted his resignation effective as of such date. On April 27, 2009, Jeffrey M. Bucher submitted his resignation effective as of April 30, 2009. Mr. Saitowitz was appointed to our board of directors effective as of April 30, 2009.

(2)

The fees earned by the non-employee directors in Fiscal 2009 consist of the following: (i) an annual retainer; (ii) a fee to the non-employee chairman of the board (Mr. Bucher from January 2009 to April 2009 and Mr. Neu from April 2009 through December 2009); (iii) an annual fee for chairing each of the committees of the board of directors; and (iv) an annual fee for being a member of each of the audit committee, compensation committee, nominating and corporate governance committee and investment and valuation committee.

(3)

The amounts shown reflect the aggregate grant date value of the stock awards during Fiscal 2009 computed in accordance with FASB ASC Topic 718 (formerly FASB 123(R)). These amounts reflect the total grant date expense for these awards and do not correspond to the actual cash value that will be recognized by each of the directors when received. The assumptions used by us with respect to the valuation of restricted stock awards are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. The individual awards reflected in the director compensation table are summarized below:

Name	Date of Award	Number of Shares Subject to Award (#)	2009 Expense Recognized Under FASB ASC Topic 718 ($)
A. Hugh Ewing, III	6/17/09	7,500	4,221
Kenneth J. O’Keefe	6/17/09	7,500	4,221
Gavin Saitowitz	6/17/09	7,500	4,221

(4)

On June 17, 2009, the date of our 2009 annual meeting of stockholders, we awarded to each of Messrs. Ewing, O’Keefe and Saitowitz 7,500 shares of our restricted common stock. The restrictions with respect to such shares shall lapse in three equal annual installments commencing on March 31, 2010, provided each such director is a member of the board on the date on which the forfeiture provisions are scheduled to lapse.

(5)	The following table shows the aggregate number of shares of restricted stock outstanding for each non-employee director as of December 31, 2009:

Name	Aggregate Number of Shares Subject to Outstanding Restricted Stock Awards (#)
A. Hugh Ewing, III	7,500
Kim D. Kelly	2,500
Wallace B. Millner, III	5,000
Richard W. Neu	5,000
Kenneth J. O’Keefe	7,500
Gavin Saitowitz	7,500

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the compensation committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors of MCG Capital Corporation:

Kenneth J. O’Keefe (Chairperson)

A. Hugh Ewing, III

Kim D. Kelly

Wallace B. Millner, III

Richard W. Neu

Gavin Saitowitz

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2009, the compensation committee consisted of Kenneth J. O’Keefe, who served as chairman, A. Hugh Ewing, III, Kim D. Kelly, Wallace B. Millner, III, Richard W. Neu and Gavin Saitowitz. No member of our compensation committee had any relationship with us during Fiscal 2009 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

During Fiscal 2009, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that had one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the current members of our compensation committee have ever been an employee of MCG.

Narrative Disclosure of Our Compensation Policies and Practices as They Relate to Risk Management

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

In view of the current economic and financial environment, the Compensation Committee and our board of directors undertook to review our compensation programs to assess whether any aspect of the programs would encourage any of the our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. We have designed our compensation programs to reward our employees for achieving annual and long-term (three-year) financial and business results.

We recognize that the pursuit of these objectives could lead to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to our employees and the return realized by our stockholders. Accordingly, we have designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	the financial performance objectives of our annual cash incentive program are the budgeted objectives that are reviewed and approved by the board of directors;

•	bonus payouts are not based solely on corporate performance, but also require achievement of individual performance objectives;

•	the maximum bonus payout for any employee is capped at a specified percentage of each employee’s annual base salary, regardless of actual performance results;

•	the financial opportunity in our long-term incentive program is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•

annual cash bonuses are paid in two equal installments after the end of the fiscal year to which the bonus payout relates and a third of each long-term stock and bonus payout is not payable until one year after the date that triggers the bonus payout so that the impact of the employee’s performance on the Company’s long-term business results can be established; and

•	awards are not contractual entitlements; the awards are reviewed by the Compensation Committee and the board of directors and can be modified at their discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2010 by:

•

each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date, based on currently available Schedules 13D and 13G filed with the SEC;

•	each of our directors (which includes all nominees);

•

our chief executive officer, our principal financial officer and our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2009, who we refer to in this proxy statement as our Named Executive Officers; and

•	all of our directors and executive officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of all directors and executive officers is c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

There were, as of April 1, 2010, approximately 160 holders of record and 23,400 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Equity Securities Beneficially Owned by Directors(2)(3)
Holders of more than 5% of our Common Stock:
Dimensional Fund Advisors LP(4) Palisades West, Building One 6300 Bee Cave Road Austin, Texas, 78746	5,508,673	7.2%	N/A
Springbok Capital Management, LLC(5) Springbok Capital Onshore, LLC Gavin Saitowitz Soundpost Partners, LP Lyrical Partners, L.P. 405 Park Avenue, 6th Floor New York, New York 10022	4,474,251	5.9%	N/A
Interested Directors (which includes a nominee):
Steven F. Tunney(6)	712,865	*	over $100,000
B. Hagen Saville(7)	645,239	*	over $100,000
Independent Directors (which includes a nominee):
A. Hugh Ewing, III(8)	48,415	*	over $100,000
Kim D. Kelly	83,061	*	over $100,000
Wallace B. Millner, III(9)	202,317	*	over $100,000
Richard W. Neu(10)	83,750	*	over $100,0000
Kenneth J. O’Keefe(11)	33,698	*	over $100,000
Gavin Saitowitz(5)	4,474,251	5.9%	over $100,000
Other Named Executive Officers:
Stephen J. Bacica(12)	187,500	*	N/A
William B. Ford(13)	179,300	*	N/A
Robert L. Marcotte(14)	211,495	*	N/A
Samuel G. Rubenstein(15)	267,950	*	N/A
All Directors and executive officers as a group (14 persons)(16)	7,321,296	9.6%

*	Less than 1% of our outstanding common stock.
(1)	Applicable percentage of ownership for each holder is based on 76,337,595 shares of common stock outstanding on April 1, 2010.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)

The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market on April 1, 2010, times the number of shares beneficially owned.

(4)

Information is based on a Schedule 13G/A filed with the SEC on February 8, 2010, and is as of December 31, 2009. Dimensional Fund Advisors LP, or Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, as amended, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to as the Funds. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of MCG that are owned by the Funds and may be deemed to be the beneficial owner of the shares of MCG held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5)

Information is based on a Schedule 13D filed with the SEC on November 20, 2008, as amended and supplemented by Amendment No. 7 to Schedule 13D filed on March 3, 2010 by (i) Springbok Capital Management, LLC, a Delaware limited liability company, or Springbok, the investment manager of Springbok Capital Offshore, Ltd., a Cayman exempted company, or Springbok Offshore, and Springbok Capital Investors, LP, a Delaware limited partnership, or Springbok Onshore; (ii) Springbok Capital Onshore, LLC, a Delaware limited liability company, or Springbok LLC, and together with Springbok, the Springbok Entities; (iii) Mr. Gavin Saitowitz, a principal of Springbok, with respect to the shares of MCG’s common stock owned by the Springbok Entities and with respect to shares of MCG’s common stock owned individually by Mr. Saitowitz; (iv) Soundpost Partners, LP, a Delaware limited partnership, or Soundpost, the investment manager of Soundpost Capital, LP, a Delaware limited partnership, or Soundpost Onshore, and Soundpost Capital Offshore, Ltd., a Cayman exempted company, or Soundpost Offshore; (v) Mr. Jaime Lester, a principal of Soundpost, with respect to shares of MCG’s common stock owned by Soundpost; (vi) Lyrical Partners, L.P., a Delaware limited partnership, or Lyrical, the investment manager of Lyrical Opportunity Partners II, L.P., a Delaware limited partnership, or Lyrical Onshore, and Lyrical Opportunity Partners II, Ltd., a Cayman exempted company, or Lyrical Offshore; and (vii) Mr. Jeffrey Keswin, a principal of Lyrical, with respect to shares of MCG’s common stock owned by Lyrical (the persons mentioned in (i)-(vii) are referred to herein as the Reporting Persons). Mr. Saitowitz is the sole managing member of Springbok. Mr. Lester is the sole managing member of Soundpost. Mr. Keswin is the sole managing partner of Lyrical.

As of the close of business on October 8, 2009, the Springbok Entities, together with Gavin Saitowitz, beneficially owned an aggregate of 1,438,263 shares of common stock (consisting of (i) 418,212 shares of common stock deemed beneficially owned by Springbok, as the investment manager of Springbok Onshore, the beneficial owner of 94,414 shares, and Springbok Offshore, the beneficial owner of 323,788 shares, (ii) 1,011,551 shares of common stock beneficially owned by Springbok LLC and (iii) 8,500 shares of common stock beneficially owned by Gavin Saitowitz individually, including 7,500 restricted shares of common stock awarded to Mr. Saitowitz by us in connection with his role as a non-employee director), Soundpost, together with Jaime Lester, beneficially owned an aggregate of 196,637 shares of common stock (consisting of (i) 137,698 shares beneficially owned by Soundpost Onshore and (ii) 58,939 shares beneficially owned by Soundpost Offshore), and Lyrical, together with Jeffrey Keswin, beneficially owned an aggregate of 2,839,351 shares of common stock (consisting of (i) 1,386,600 shares beneficially owned by Lyrical Onshore and (ii) 1,452,751 shares beneficially owned by Lyrical Offshore). The Reporting Persons have shared voting and dispositive power over the 1,429,763 shares of common stock deemed beneficially owned by the Springbok Entities (excluding the 8,500 shares held individually by Gavin Saitowitz), the 196,637 shares of common stock deemed beneficially owned by Soundpost and the 2,839,351 shares of common stock deemed beneficially owned by Lyrical. Gavin Saitowitz has sole voting and dispositive power over the 8,500 shares of common stock he beneficially owns individually.

(6)	Includes 49,084 shares of restricted common stock that are subject to forfeiture provisions.
(7)	Includes 39,669 shares of restricted common stock that are subject to forfeiture provisions.
(8)	Includes 5,000 shares of restricted common stock that are subject to forfeiture provisions.
(9)	Includes 2,500 shares of restricted common stock that are subject to forfeiture provisions.
(10)	Includes 2,500 shares of restricted common stock that are subject to forfeiture provisions.
(11)	Includes 5,000 shares of restricted common stock that are subject to forfeiture provisions.
(12)	Includes 90,305 shares of restricted common stock that are subject to forfeiture provisions.
(13)	Includes 84,771 shares of restricted common stock that are subject to forfeiture provisions.
(14)	Includes 76,293 shares of restricted common stock that are subject to forfeiture provisions.
(15)	Includes (i) 17,581 shares of restricted common stock that are subject to forfeiture provisions and (ii) 173,477 shares pledged as collateral in a margin account.
(16)	See footnotes 5 through 15 above. Includes 129,455 shares of common stock beneficially owned by Derek R. Thomas and 62,000 shares of common stock beneficially owned by Tod K. Reichert.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2009:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,208,727	N/A	681,368
Equity compensation plans not approved by security holders	—	—	—

Total	1,208,727	$5.42	681,368

(1)

Includes restricted stock awarded in connection with the termination of our stock option plan in 2001 and restricted stock awards pursuant to our Amended and Restated 2006 Employee Restricted Stock Plan and the Amended and Restated 2006 Non-Employee Director Restricted Stock Plan for which forfeiture provisions had not lapsed as of December 31, 2009. Holders of these restricted shares have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.

(2)

With respect to the Amended and Restated 2006 Employee Restricted Stock Plan and the Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, this table excludes the additional 2,550,000 shares and 50,000 shares, respectively, that would be available for issuance if the proposals set forth herein to increase the maximum aggregate number of shares of common stock available for issuance under the Second Amended and Restated 2006 Employee Restricted Stock Plan and the Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan are approved at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS;

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

1940 Act Compliance

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us.

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented policies and procedures whereby our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on an annual basis.

Code of Business Conduct and Ethics

In addition, our code of business conduct and ethics, which is signed by all employees and directors, requires that all employees and directors must act in the best interests of MCG and refrain from engaging in any activity or having a personal interest that presents a conflict of interest, which occurs when a personal interest interferes, or appears to interfere, with the interests of MCG or prevents one from performing their Company duties and responsibilities honestly, objectively and effectively.

Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer or general counsel. Our nominating and corporate governance committee is charged with periodically reviewing and monitoring compliance with our code of business conduct and ethics.

We have posted a current copy of our code of business conduct and ethics on our website, which is located at www.mcgcapital.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Related Person Transaction Policy

In March 2009, our board of directors adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief compliance officer and general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in its charter.

We will disclose the terms of related person transactions in our filings with the SEC to the extent required. Other than set forth below, since January 1, 2009, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described above.

Related Person Transaction

On April 24, 2009, we and the Springbok Group entered into a settlement agreement to settle matters pertaining to the contested election of directors at the 2009 Annual Meeting. Pursuant to the terms of settlement agreement, the Springbok Group agreed to withdraw its nominees, cease its solicitation efforts in support thereof and vote its shares in support of all of our board of directors’ nominees through the Annual Meeting and any proposals submitted by us for consideration at the 2009 Annual Meeting. In addition, we agreed to reimburse the Springbok Group in the amount of $550,000 for fees and expenses.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.

The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Although stockholder approval of the board of directors’ selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.

Auditors’ Fees

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed for each of the last two fiscal years:

Fee Category	Fiscal Year Ended December 31, 2009 ($)	Fiscal Year Ended December 31, 2008 ($)
Audit Fees(1)	916,808	1,016,148
Audit-Related Fees(2)	78,333	93,226
Tax Fees(3)	—	15,800
All Other Fees(4)	—	—
Total Fees(5)	995,141	1,125,174

(1)

Audit fees include fees for services that normally would be provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and that generally only the independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

(2)

Audit-related fees are assurance related services that traditionally are performed by the independent registered public accounting firm, such as attest services that are not required by statute or regulation, and which are not reported under “Audit Fees.”

(3)	Tax fees include corporate and subsidiary compliance and consulting.

(4)	Fees for other services would include fees for products and services other than the services reported above.

(5)	All fees set forth above were approved by our audit committee.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, in urgent cases, the audit committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the audit committee chair reports any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

The audit committee has determined that the rendering of the services other than audit services currently being provided by Ernst & Young LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2009 and has discussed these consolidated financial statements with our management and our independent registered public accounting firm. Management is responsible for the preparation of our consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Our independent registered public accounting firm is responsible for conducting an independent audit of our annual consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.

The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that they are required to provide to the audit committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our audit committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Our independent registered public accounting firm also provided the audit committee with written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence and has discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

By the Audit Committee of the Board of Directors of MCG Capital Corporation:

Kim D. Kelly (Chairperson)

A. Hugh Ewing, III

Wallace B Millner, III

Richard W. Neu

Kenneth J. O’Keefe

Gavin Saitowitz

PROPOSAL THREE

APPROVAL TO AUTHORIZE US, WITH APPROVAL OF OUR BOARD OF DIRECTORS, TO SELL UP TO 15% OF OUR OUTSTANDING COMMON STOCK BELOW THE NET ASSET VALUE PER SHARE

Board Recommendation

Our board of directors recommends a vote “FOR” the proposal to authorize us to sell up to 15% of our outstanding common stock during the next year at a price below our then current net asset value per share, subject to the limitations set forth herein.

We are an internally managed, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of our common stock, or NAV, subject to certain exceptions. One of these exceptions allows the sale of common stock at a price below NAV if the sale is approved by the holders of a majority of our outstanding voting securities and by holders of a majority of our outstanding voting securities who are not affiliated persons of us. In addition, our board of directors must make certain determinations prior to any such sale, as detailed below.

We are seeking the approval of our stockholders so that we may, in one or more public or private offerings, sell shares of our common stock at a price below our then current NAV in an amount not to exceed 15% of our outstanding common stock as of the record date for the Annual Meeting, or 11,450,639 shares of our common stock, subject to adjustment for shares issued following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. If approved, the authorization would be effective for the period expiring on the earlier of the one year anniversary of the date of the Annual Meeting and the date of our 2011 Annual Meeting of Stockholders, which is currently expected to be held in May 2011.

Conditions to Sales Below NAV

If stockholders approve this proposal, we will only sell shares of our common stock at a price below NAV per share if the following conditions are met:

•	a “required majority” of our directors have determined that any such sale would be in the best interests of us and our stockholders;

•

a “required majority” of our directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, has determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such common stock is to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount; and

•	following such issuance, not more than 15% of our outstanding shares as of the record date of the Annual Meeting will have been issued at a price less than NAV.

A “required majority” of directors means both a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons of us. For these purposes, directors will not be deemed to have a financial interest solely by their ownership of our common stock.

Without the approval of stockholders to offer and sell shares of our common stock at prices below NAV, we would be prohibited from selling such shares to raise capital when the market price for our common stock is below NAV. Our shares are trading and have recently traded at a discount to NAV.

Reasons to Offer Common Stock Below NAV

We believe that market conditions will continue to provide attractive opportunities to deploy capital. The debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. However, the change in market conditions also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities is dependent upon our access to equity capital.

As a BDC and a RIC, for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents us from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires us to finance our investments with at least as much equity as debt in the aggregate. Therefore, to continue to build our investment portfolio, and thereby support the maintenance and growth of our dividends, we endeavor to maintain consistent access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. At times, shares of our common stock have traded in excess of NAV and at times shares of our common stock have traded at a discount to NAV. The possibility that shares of our common stock will trade at a discount to NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV. The following table lists the high and low closing sales prices for our common stock and the closing sales price as a percentage of NAV. On April 1, 2010, the last reported closing sale price of our common stock was $5.39 per share.

	NAV(1) ($)	Price Range		Premium/ Discount of High Sales Price to NAV (%)	Premium/ Discount of Low Sales Price to NAV(2) (%)
		High ($)	Low ($)
Fiscal 2007
First quarter	12.79	20.37	16.81	159	131
Second quarter	13.23	20.00	15.93	151	120
Third quarter	13.22	16.49	12.95	125	98
Fourth quarter	12.73	14.70	10.25	115	81
Fiscal 2008
First quarter	12.36	13.61	9.09	110	74
Second quarter	10.31	8.46	3.98	82	39
Third quarter	9.39	4.90	2.21	52	24
Fourth quarter	8.66	2.38	0.58	27	7
Fiscal 2009
First quarter	8.02	1.70	0.49	21	6
Second quarter	7.97	2.61	1.25	31	16
Third quarter	8.06	4.19	2.20	52	27
Fourth quarter	8.06	4.91	3.92	61	49
Fiscal 2010
First quarter	*	5.64	4.42	*	*

*	Not presently determinable for this period.
(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by NAV.

Our board of directors believes that having the flexibility to issue our common stock below NAV in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. Without this flexibility, we could be forced to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to us. Thus, to provide flexibility for us to effectively manage our liquidity in the current economic environment or to react to unforeseen needs for equity capital, we need to be able to retain the option of accessing equity capital.

If this proposal is approved, we do not anticipate selling our common stock below NAV unless we have identified investment opportunities that our board, including a majority of the disinterested directors, as defined in the 1940 Act, reasonably believes will lead to a long-term increase in NAV.

Consequences of Approval to Sell or Otherwise Issue up to 15% of Our Common Stock at a Net Price Below Our Then Current NAV per Share

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at less than NAV per share and the expenses associated with such issuance on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Our board of directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV, although it is not possible to predict the level of market price decline that may occur. Sales prices and discounts are hypothetical in the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 150,000 shares (5% of the outstanding shares) with proceeds to Company XYZ at $9.50 per share after offering expenses and commission, (2) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to Company XYZ at $9.00 per share after offering expenses and commissions and (3) an offering of 450,000 shares (15% of the outstanding shares) with proceeds to Company XYZ at $8.50 per share after offering expenses and commissions.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 15% Offering at 15% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	$10.00	$10.00	—	$9.47	—	$8.95	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.50	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,150,000	5.00	3,300,000	10.00	3,450,000	15.00
NAV per Share	$10.00	$9.98	(0.24)	$9.91	(0.91)	$9.80	(1.96)
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.95%	(5.0)	0.91%	(9.00)	0.87%	13.00
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$299,286	(0.24)	$297,273	(0.91)	$294,129	1.96
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)	—	$(714)	—	$(2,727)	—	$(5,871)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.80	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.02)	—	$(0.09)	—	$(0.20)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.24)	—	(0.91)	—	(1.96)

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Vote Required

Approval of this proposal requires the affirmative vote of (1) “a majority of the outstanding shares” (as defined in the 1940 Act) of common stock entitled to vote at the Annual Meeting; and (2) a majority of the shares of common stock entitled to vote at the Annual Meeting that are not held by our affiliated persons, which includes our directors, officers, employees and 5% stockholders.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as the lesser of:

•	67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; and

•	more than 50% of our outstanding voting securities.

Abstentions and broker non-votes will have the effect of a negative vote with respect to such proposal.

PROPOSAL FOUR

APPROVAL TO AUTHORIZE US TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE OUR COMMON STOCK IN ONE OR MORE OFFERINGS UP TO AN AGGREGATE OF 10,000,000 SHARES

Board Recommendation

Our board of directors recommends a vote “FOR” the proposal to issue warrants, options or rights to subscribe to, convert to, or purchase our common stock in one or more offerings up to an aggregate of 10,000,000 shares.

General Information

Our board of directors believes it would be in our best interests to have the ability, under appropriate circumstances, to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, in connection with our capital raising and financing activities. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC such as us to issue warrants, options or rights to subscribe or to convert to our voting securities. If such securities are to be issued, the proposal must be approved by the stockholders of the BDC. Therefore, our board of directors has approved and recommends to our stockholders for their approval a proposal to issue warrants, options or rights to subscribe to, convert to or purchase shares of our common stock up to an aggregate of 10,000,000 shares, which warrants, options or rights may or may not be accompanied by our other securities. Our certificate of incorporation currently authorizes 1,000 shares of preferred stock. Such approval would be effective for the period expiring on the earlier of the one year anniversary of the date of the Annual Meeting and the date of our 2011 Annual Meeting of Stockholders, which is currently expected to be held in May 2011.

If this proposal is approved, any issuances of warrants, options or rights to subscribe to, convert to or purchase shares of our common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons

Our management and our board of directors have determined that it would be advantageous for us to have the ability to issue warrants, options or rights to subscribe to, convert to or purchase common stock, which may include convertible preferred stock and convertible debentures, in connection with our financing and capital raising activities. The debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated loan market, among other reasons. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader capital and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. In the past, we were able to access the capital and credit markets to finance our investment activities. However, due to the current turmoil in the debt markets and uncertainty in the equity capital markets, we are concerned that debt or equity capital may not be available to us on favorable terms, or at all. As a result, our ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, may be an effective way for us to raise capital in the current environment.

The issuance of convertible securities is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal would place us in substantially the same position as corporations that are not BDCs. Such convertible securities typically allow the purchaser of the securities to participate in any increase in the value of the issuer’s or borrower’s common stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, these purchasers typically are willing to accept a lower specified return on the other securities than they would without such conversion feature. Our stockholders approved a similar proposal at our 2009 annual meeting of stockholders. This proposal is a reauthorization of such authority for an additional twelve month period.

Conditions to Issuance

Section 61(a) of the 1940 Act sets forth certain requirements with regard to warrants, options, or rights to subscribe or convert to voting securities of a company that are not issued to directors, officers or employees of a BDC.

Specifically:

•	such warrants, options or rights must expire within 10 years of issuance;

•	the conversion price for the securities must not be less than the current market value of the common stock at the date of issuance; and

•

the proposal to issue such securities must be authorized by the stockholders of the BDC and the individual issuances must be approved by a “required majority” of the directors of the BDC. A “required majority” of directors means both a majority of the directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the BDC.

In addition, if the warrants, options or rights are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options, or rights and the securities that accompany them has been publicly distributed.

Section 61(a) of the 1940 Act also limits the number of warrants, options or rights to subscribe to, convert to, or purchase our common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of our warrants, options or rights to subscribe to, convert to, or purchase our common stock at the time of issuance shall not exceed 25% of our outstanding voting securities. However, if the amount of voting securities that would result from the exercise or conversion of all of the our outstanding warrants, options or rights to subscribe to, convert to, or purchase our common stock issued to the our directors, officers and employees pursuant to any of our compensation plans would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise or conversion of all warrants, options or rights to subscribe to, convert to, or purchase our common stock (including pursuant to any of our compensation plans), at the time of issuance cannot exceed 20% of our outstanding voting securities.

Key Stockholder Considerations

We have no immediate plans to issue any warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, our board of directors has approved and is seeking stockholder approval of the proposal to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, for up to an aggregate of 10,000,000 shares of our common stock. The final terms of any convertible securities, subject to the requirements of Section 61 of the 1940 Act noted above, including conversion price, term and vesting requirements as well as any interest or dividends that such securities may pay prior to conversion, will be determined by our board of directors at the time of issuance. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration will be considered and approved by our board of directors at the time of issuance. No further authorization from the stockholders will be solicited prior to any such issuance. If such convertible securities are issued and if they are subsequently converted, it would increase the number of outstanding shares of our common stock by up to an aggregate of 10,000,000 shares.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at an exercise or conversion price that is less than NAV at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders and could be dilutive with regard to dividends and other economic aspects of our common stock. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest than the increase in our assets resulting from such issuance. Such dilution could be substantial. See “Examples of Dilutive Effect of the Issuance of Shares Below NAV” included in Proposal Three in this proxy statement.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Our board of directors will consider the potential dilutive effect of the issuance of warrants or securities to subscribe for or convertible into shares of our common stock when considering whether to authorize any such issuance. Because the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Required Vote

The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal.

PROPOSAL FIVE

APPROVAL TO AMEND OUR SECOND AMENDED AND RESTATED 2006 EMPLOYEE RESTRICTED STOCK PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 3,500,000 TO 6,050,000 SHARES

Board Recommendation

Our board of directors recommends a vote “FOR” the amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares.

Background and Purpose

On May 12, 2006, our board of directors adopted the MCG Capital Corporation 2006 Employee Restricted Stock Plan, or the 2006 Employee Plan, and recommended that it be submitted to our stockholders for their approval at our 2006 Annual Meeting. The 2006 Employee Plan was subsequently approved by our stockholders on June 12, 2006 at the 2006 Annual Meeting. On February 14, 2008, our board of directors adopted an amendment to the 2006 Employee Plan to remove a provision that prohibited awards of shares of restricted common stock under the 2006 Employee Plan at a time when our common stock was trading below NAV and recommended that the amendment be submitted to our stockholders for their approval at the 2008 Annual Meeting. The proposed amendment to the 2006 Employee Plan was approved by our stockholders on April 23, 2008 at our 2008 Annual Meeting.

In September 2009, we submitted an application to the SEC requesting an amendment to our prior order from the SEC (discussed below) seeking an exemption from Section 23(c) of the 1940 Act to permit us to withhold or purchase shares of our common stock from participants in the 2006 Employee Plan to satisfy tax withholding obligations related to the lapsing of forfeiture restrictions on shares of restricted stock. The Second Amended and Restated MCG Capital Corporation 2006 Employee Restricted Stock Plan containing such provisions was submitted to the SEC for approval, was approved by our board of directors on March 31, 2010 and is attached as Appendix B to this proxy statement.

The terms of the 2006 Employee Plan provide for awards of shares of restricted common stock, collectively referred to as “Employee Awards.” The purpose of the 2006 Employee Plan is to provide a means through which we may attract and retain key personnel, collectively referred to as the “Employee Plan Participants,” to enter into and remain in our employ. Retention and recruitment of the best people is vital to the future success and growth of our business and we believe that it is in the best interests of our stockholders. Appropriate compensation plans that support our objectives and align the interests of stockholders and employees are essential to long-term success in the investment business in general, and critical to our business in particular.

As a BDC, we are permitted to allocate up to 25% of our total outstanding shares to our equity incentive plans. Currently, the 2006 Employee Plan and the Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, collectively, the “Plans,” provide for an aggregate maximum of 3,600,000 shares of common stock that may be awarded under the Plans, which represents approximately 4.7% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. The 2006 Employee Plan was last approved by stockholders at the 2008 Annual Meeting and at that time the 3,500,000 shares available for issuance under the 2006 Employee Plan represented approximately 5.3% of our then outstanding shares of common stock on a fully-diluted basis.

Proposed Amendment

Our board of directors is submitting to the stockholders for approval, an amendment to the existing 2006 Employee Plan to increase the number of shares of common stock authorized for issuance under the 2006 Employee Plan by 2,550,000 shares to 6,050,000 shares, which would represent in the aggregate approximately 7.9% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. This amendment to the 2006 Employee Plan, when considered together with the proposed amendment to the Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan set forth in Proposal Six in this proxy statement, provides for a total maximum of 6,200,000 shares of our common stock that may be awarded under the Plans, which represents approximately 8.1% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. Our board believes that the approval of this amendment is essential to further our long-term stability and financial success by attracting, motivating and retaining qualified employees through the use of stock incentives.

We believe that increasing the number of shares of common stock available for issuance under the 2006 Employee Plan by 2,550,000 shares to 6,050,000 shares is reasonable and appropriate and achieves our competitive compensation objectives without compromising stockholder value through less favorable alternatives, which are unavailable to us because of our status as a BDC. Our board recommends the adoption of the proposal to increase the number of shares authorized for issuance under the 2006 Employee Plan to 6,050,000 shares, which represents approximately 7.9% of the outstanding shares of our common stock on a fully-diluted basis as of the date of this proxy statement and approximately 8.1% of the outstanding shares of our common stock on a fully-diluted basis when considered together with the proposed amendment to the Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan.

The following is a summary of certain principal features of the 2006 Employee Plan, as amended. This summary is qualified in its entirety by reference to the complete text of the Second Amended and Restated MCG Capital Corporation 2006 Employee Restricted Stock Plan. Stockholders are urged to read the actual text of the 2006 Employee Plan, as amended, in its entirety. The full text of the Second Amended and Restated MCG Capital Corporation 2006 Employee Restricted Stock Plan is set forth in Appendix B.

The 2006 Employee Plan

Purpose of Amendment

Stockholders are being asked to approve an amendment to the existing 2006 Employee Plan to increase the number of shares of common stock authorized for issuance under the 2006 Employee Plan by 2,550,000 shares to 6,050,000 shares. The 2006 Employee Plan was previously amended and approved by stockholders at our 2008 Annual Meeting.

Shares Available for Awards

Under the 2006 Employee Plan, the total number of shares of common stock available for issuance pursuant to awards under the 2006 Employee Plan shall be equal to 6,050,000 shares, including any shares with respect to which Employee Awards previously granted thereunder are forfeited or cancelled or terminated. Shares of common stock awarded under the 2006 Employee Plan that are used to settle withholding obligations shall be counted against the number of shares available under the 2006 Employee Plan.

Our board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding Employee Awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of our common stock if we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

Eligibility

The persons eligible to receive Employee Awards under the 2006 Employee Plan are the employees of the Company. As of the date of this proxy statement, approximately 63 persons were eligible to participate in the 2006 Employee Plan.

Administration

The 2006 Employee Plan is administered by the compensation committee of our board of directors, or the Compensation Committee, which is comprised solely of directors who are considered independent under the rules promulgated by the NASDAQ Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. In addition, a “required majority,” of our board of directors, as defined in Section 57(o) of the 1940 Act, must approve each award under 2006 Employee Plan. Subject to the terms of the 2006 Employee Plan, the Compensation Committee is authorized to select eligible persons to receive Employee Awards, determine the number of Employee Awards to be made and the number of shares of common stock issuable under Employee Awards, specify times at which forfeiture restrictions on Employee Awards will lapse, set other terms and conditions of Employee Awards, prescribe forms of Employee Award agreements, interpret and specify rules and regulations relating to the 2006 Employee Plan and make all other determinations that may be necessary or advisable for the administration of the 2006 Employee Plan.

General Terms of Awards

An Employee Award is an award of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2006 Employee Plan may relate to continued employment with us, lapsing either on an annual or other periodic basis, or on a “cliff” basis (i.e., at the end of a stated period of time), our performance or other restrictions deemed by the Compensation Committee from time to time to be appropriate and in our best interests and in the best interests of our stockholders.

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the 2006 Employee Plan, an Employee Plan Participant granted an Employee Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends on time-based awards of restricted stock. Employees are not entitled to receive dividends on performance-based shares until such time as the applicable performance conditions are met and the shares are earned. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Employee Plan Participant. Except as our board of directors or the Compensation Committee otherwise determines, upon termination of an Employee Plan

Participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

SEC Order and Limitations on Awards

We have been granted by the SEC an order that authorizes us to issue restricted shares of our common stock to our employees, or the “Order,” subject to stockholder approval. Employee Awards under the 2006 Employee Plan will comply with all aspects of the Order, including the following:

•	no one person may be granted Employee Awards totaling more than 25% of the shares available;

•	in any fiscal year, no person may be granted Employee Awards in excess of 500,000 shares of our common stock; and

•

the total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

Amendment and Termination

Our board of directors may modify, revise or terminate the 2006 Employee Plan at any time and from time to time, subject to the terms of (a) the Order, (b) our certificate of incorporation and bylaws and (c) applicable law. Our board of directors will seek stockholder approval of any action modifying a provision of the 2006 Employee Plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws or the Order. The 2006 Employee Plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

Plan Benefits

As of the date of this proxy statement, 3,267,218 shares of restricted stock have been awarded under the 2006 Employee Plan (including the 432,500 shares of restricted stock that have not yet been issued under our 2009 Long-Term Incentive Program), leaving 232,782 shares available for awards under the 2006 Employee Plan. Non-employee directors are not eligible to receive awards under the 2006 Employee Plan. As of the date of this proxy statement, 3,337,218 shares of restricted stock have been awarded under all MCG equity incentive plans, which consists of the 2006 Employee Plan and the Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan.

Employee Awards under the 2006 Employee Plan are discretionary, and we cannot now determine the number of Employee Awards to be awarded in the future to any particular person or group.

The following table sets forth, as of April 1, 2010, the number of shares of restricted stock awarded under the 2006 Employee Plan to: (i) the Named Executive Officers; (ii) all current executive officers as a group; and (iii) all current employees, including all current officers who are not executive officers, as a group:

Name and Position	Shares of Restricted Stock Awarded through April 1, 2010
Steven F. Tunney President and CEO	359,000
Stephen J. Bacica Executive Vice President and CFO	167,500
B. Hagen Saville Executive Vice President, Business Development	310,200
Samuel G. Rubenstein Executive Vice President and General Counsel	197,700
Robert L. Marcotte Senior Vice President and Managing Director	156,058
William B. Ford Senior Vice President and Managing Director	178,300
All current executive officers as a group (8 persons)	1,515,758
All current employees, including all current officers who are not executive officers, as a group (33 persons)	1,040,322

Each of the following individuals has been awarded more than five-percent (5%) of the total shares issuable under the 2006 Employee Plan, prior to giving effect to the proposed increase in shares of common stock available under the 2006 Employee Plan: Steven F. Tunney (10.3%); B. Hagen Saville (8.9%); Samuel G. Rubenstein (5.6%); and William B. Ford (5.1%).

U.S. Federal Income Tax Consequences

No taxable income is recognized by an Employee Plan Participant upon receipt of an Employee Award. However, an Employee Plan Participant under the 2006 Employee Plan will incur taxable income based on the fair market value of our common stock when the forfeiture provisions on his or her award, or any portion thereof, lapse. Such taxable income will generally be recognized as ordinary income.

The Employee Plan Participant may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year he or she receives an Employee Award the fair market value of the Employee Award on the date of issuance. If the Section 83(b) election is made, the Employee Plan Participant will not recognize any additional income as and when the forfeiture provisions lapse.

Required Vote

The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. In the event such approval is not obtained, the 2006 Employee Plan shall not be amended and shall continue in operation as it existed prior to its proposed amendment.

PROPOSAL SIX

APPROVAL TO AMEND OUR SECOND AMENDED AND RESTATED 2006 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 100,000 TO 150,000 SHARES

Board Recommendation

Our board of directors recommends a vote “FOR” the amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 100,000 to 150,000 shares.

Background and Purpose

On May 12, 2006, our board of directors adopted the MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan, or the “2006 Director Plan,” and recommended that it be submitted to our stockholders for their approval at our 2006 Annual Meeting. The 2006 Director Plan was subsequently approved by our stockholders on June 12, 2006 at the 2006 Annual Meeting. On February 14, 2008, our board of directors adopted an amendment to the 2006 Director Plan to remove a provision that prohibited awards of shares of restricted common stock under the 2006 Director Plan at a time when our common stock was trading below NAV and recommended that the amendment be submitted to our stockholders for their approval at the 2008 Annual Meeting. The proposed amendment to the 2006 Director Plan was approved by our stockholders on April 23, 2008 at our 2008 Annual Meeting.

In September 2009, we submitted an application to the SEC requesting an amendment to our prior order from the SEC (discussed below) seeking an exemption from Section 23(c) of the 1940 Act to permit us to withhold or purchase shares of our common stock from participants in the 2006 Director Plan to satisfy tax withholding obligations related to the lapsing of forfeiture restrictions on shares of restricted stock. The Second Amended and Restated MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan containing such provisions was submitted to the SEC for approval, was approved by our board of directors on March 31, 2010 and is attached as Appendix C to this proxy statement.

The terms of the 2006 Director Plan provide for awards of shares of restricted common stock, collectively referred to as “Director Awards.” The purpose of the 2006 Director Plan is to provide a means through which we may attract and retain directors, collectively referred to as the “Director Plan Participants,” to enter into and remain in service on our board of directors. Retention and recruitment of the best people is vital to the future success and growth of our business and we believe it is in the best interests of our stockholders. Appropriate compensation plans that support our objectives and align the interests of stockholders and directors are essential to long-term success in the investment business in general, and critical to our business in particular.

As a BDC, we are permitted to allocate up to 25% of our total outstanding shares to our equity incentive plans. Currently, the 2006 Director Plan and the Second Amended and Restated MCG Capital Corporation 2006 Employee Restricted Stock Plan, collectively, the “Plans,” provide for an aggregate maximum of 3,600,000 shares of common stock that may be awarded under the Plans, which represents approximately 4.7% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. The 2006 Director Plan was last approved by stockholders at the 2008 Annual Meeting and at that time the 100,000 shares available in the 2006 Director Plan represented approximately 0.15% of our then outstanding shares of common stock on a fully-diluted basis.

Proposed Amendment

Our board of directors is submitting to the stockholders for approval, an amendment to the existing 2006 Director Plan to increase the number of shares of common stock authorized for issuance under the 2006 Director Plan by 50,000 shares to 150,000 shares, which would represent in the aggregate approximately 0.19% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. This amendment to the 2006 Director Plan, when considered together with the proposed amendment to the Second Amended and Restated 2006 Employee Restricted Stock Plan set forth in Proposal Five in this proxy statement, provides for a total maximum of 6,200,000 shares of our common stock that may be awarded under the Plans, which represents approximately 8.1% of the 76,337,595 outstanding shares of our common stock as of April 1, 2010 on a fully-diluted basis. Our board believes that the approval of this amendment is essential to further our long-term stability and financial success by attracting, motivating and retaining qualified directors through the use of stock incentives.

We believe that increasing the number of shares of common stock available for issuance under the 2006 Director Plan by 50,000 shares to 150,000 shares is reasonable and appropriate and achieves our competitive compensation objectives without compromising stockholder value through less favorable alternatives, which are unavailable to us because of our status as a BDC. Our board recommends the adoption of the proposal to increase the number of shares authorized for issuance under the 2006 Director Plan to 150,000 shares, which represents approximately 0.19% of the outstanding shares of our common stock on a fully-diluted basis as of the date of this proxy statement and approximately 8.1% of the outstanding shares of our common stock on a fully-diluted basis when considered together with the proposed amendment to the Second Amended and Restated 2006 Employee Restricted Stock Plan.

The following is a summary of certain principal features of the 2006 Director Plan, as amended. This summary is qualified in its entirety by reference to the complete text of the Second Amended and Restated MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan. Stockholders are urged to read the actual text of the 2006 Director Plan, as amended, in its entirety. The full text of the Second Amended and Restated MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan is set forth in Appendix C.

The 2006 Director Plan

Purpose of Amendment

Stockholders are being asked to approve an amendment to the existing 2006 Director Plan to increase the number of shares of common stock authorized for issuance under the 2006 Director Plan by 50,000 shares to 150,000 shares. The 2006 Director Plan was previously amended and approved by stockholders at our 2008 Annual Meeting of Stockholders.

Shares Available for Awards

Under the 2006 Director Plan, the total number of shares of common stock available for issuance pursuant to awards under the 2006 Director Plan shall be equal to 150,000 shares, including any shares with respect to which Director Awards previously granted thereunder are forfeited or cancelled or terminated. Shares of common stock awarded under the 2006 Director Plan that are used to settle withholding obligations shall be counted against the number of shares available under the 2006 Director Plan.

Our board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding Director Awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of our common stock if we receive an exemptive order from the SEC or written confirmation from the staff of the SEC that we may do so.

Eligibility

The persons eligible to receive Director Awards under the 2006 Director Plan are the members of our board of directors who are not also employees of the Company.

Administration

The 2006 Director Plan is administered by the Compensation Committee, which is comprised solely of directors who are considered independent under the rules promulgated by the NASDAQ Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Subject to the terms of the 2006 Director Plan, the Compensation Committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2006 Director Plan.

General Terms of Awards

A Director Award is an award of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2006 Director Plan relate to continued service on our board of directors (lapsing on an annual basis).

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the 2006 Director Plan, a Director Plan Participant granted a Director Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Director Plan Participant. Except as our board of directors or the Compensation Committee otherwise determines, upon termination of a Director Plan Participant’s service on our board of directors during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

SEC Order and Limitations on Awards

We have been granted by the SEC an order that authorizes us to issue restricted shares of our common stock to our non-employee directors, or the “Order.” Pursuant to the conditions of the Order, Director Awards under the 2006 Director Plan will be subject to certain limitations. Under the 2006 Director Plan, non-employee directors will each receive an award of 7,500 shares of restricted stock at the beginning of each three-year term of service on the our board of directors. Forfeiture provisions will lapse as to one-third of shares awarded each year over the three-year term. Director Awards under the 2006 Director Plan will be automatic and may not be changed without further approval from the SEC. In addition, the total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% percent of the total number of our shares of common stock authorized and outstanding at any time.

Amendment and Termination

Our board of directors may modify, revise or terminate the 2006 Director Plan at any time and from time to time, subject to the terms of (a) the Order, (b) our certificate of incorporation and bylaws and (c) applicable law. Our board of directors will seek stockholder approval of any action modifying a provision of the 2006 Director Plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws or the Order. The 2006 Director Plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

Plan Benefits

As of the date of this proxy statement, 70,000 shares of restricted stock have been awarded under the 2006 Director Plan, leaving 30,000 shares available for awards under the 2006 Director Plan. As of the date of this proxy statement, 3,337,218 shares of restricted stock have been awarded under all MCG equity incentive plans, which consists of the 2006 Director Plan and the Second Amended and Restated 2006 Employee Restricted Stock Plan.

As noted above, pursuant to the Order, Director Awards under the 2006 Director Plan are automatic. Under the 2006 Director Plan, non-employee directors will each receive an award of 7,500 shares of restricted stock at the beginning of each three-year term of service on the our board of directors. We expect to issue 7,500 shares of restricted stock on the date of the Annual Meeting to Kim D. Kelly if she is re-elected to our board of directors by our stockholders.

U.S. Federal Income Tax Consequences

No taxable income is recognized by an Director Plan Participant upon receipt of a Director Award. However, a Director Plan Participant under the 2006 Director Plan will incur taxable income based on the fair market value of our common stock when the forfeiture provisions on his or her award, or any portion thereof, lapse. Such taxable income will generally be recognized as ordinary income.

The Director Plan Participant may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year he or she receives an Director Award the fair market value of the Director Award on the date of issuance. If the Section 83(b) election is made, the Director Plan Participant will not recognize any additional income as and when the forfeiture provisions lapse.

Required Vote

The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. In the event such approval is not obtained, the 2006 Director Plan shall not be amended and shall continue in operation as it existed prior to its proposed amendment.

STOCKHOLDER PROPOSALS

In order to be included in the proxy materials for our 2011 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than December 22, 2010.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us not later than February 25, 2011.

In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing and received by our corporate secretary at our principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the previous year’s annual meeting. However, in the event the 2011 annual meeting of stockholders is scheduled to be held on a date more than thirty days prior to or delayed by more than sixty days after such anniversary date, in order to be timely, notice by the stockholder must be so received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or if the first public announcement of the date of such annual meeting is less than one hundred days prior to the date of such annual meeting, the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made. Our by-laws also specify requirements relating to the content of the notice that stockholders must provide, including a stockholder nomination for election to the board of directors, to be properly presented at the 2011 annual meeting of stockholders.

Notices of intention to present proposals at the 2011 annual meeting should be addressed to Tod K. Reichert, our Corporate Secretary, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, Attention: Tod K. Reichert, Corporate Secretary, telephone: (703) 247-7552. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We incorporate by reference the audited consolidated financial statements and notes thereto in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2009.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 1, 2010, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, MCG CAPITAL CORPORATION, 1100 WILSON BOULEVARD, SUITE 3000, ARLINGTON, VIRGINIA 22209. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED WHITE PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

Tod K. Reichert Corporate Secretary
Arlington, Virginia
April 21, 2010

Appendix A

INFORMATION CONCERNING PARTICIPANTS

IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our 2010 annual meeting of stockholders.

Directors and Nominees

The principal occupations of our directors and nominees who are considered “participants” in our solicitation are set forth under the heading “Proposal One - Election of Directors” of this proxy statement. The name and address of the organization of employment of our directors and nominees are as follows:

Name	Address
A. Hugh Ewing, III	Ewing Bemiss & Co., Riverfront Plaza West Tower, 901 E Byrd St., Ste. 1500, Richmond, VA 23219
Kim D. Kelly	c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
Wallace B. Millner, III	c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
Richard W. Neu	c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
Kenneth J. O’Keefe	Vestar Capital Partners, 500 Boylston Street, 17th. Fl., Boston, MA 02116
Gavin Saitowitz	c/o Springbok Capital Management, LLC, 405 Park Avenue, 6th Floor, New York, NY 10022
B. Hagen Saville	c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209
Steven F. Tunney	c/o MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209

Officers and Employees

The principal occupations of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with MCG Capital Corporation and the business address for each person is MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Name	Principal Occupation
Stephen J. Bacica	Executive Vice President and Chief Financial Officer
William B. Ford	Senior Vice President and Managing Director
Robert L. Marcotte	Senior Vice President and Managing Director
Marshall Murphy	Senior Vice President, Corporate Finance
Tod K. Reichert	Senior Vice President, Chief Compliance Officer and Corporate Secretary
Samuel G. Rubenstein	Executive Vice President and General Counsel
B. Hagen Saville	Executive Vice President, Business Development
Derek R. Thomas	Executive Vice President, Risk Management and Underwriting
Steven F. Tunney	President and Chief Executive Officer

Information Regarding Ownership of MCG Securities by Participants

The number of shares of our common stock held by our directors and named executive officers as of April 1, 2010 is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” section of this proxy statement. The following table sets forth the number of shares held as of April 1, 2010 by our other employees who are “participants.”

Name	Shares of Common Stock Beneficially Owned
Marshall G. Murphy	52,500 shares
Tod K. Reichert	62,000 shares
Derek R. Thomas	129,455 shares

Shares of our common stock owned of record by each of our directors, named executive officers and other participants are beneficially owned by such person.

Information Regarding Transactions in MCG Securities by Participants

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under “Directors and Nominees” and “Officers and Employees” during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Shares of Common Stock Purchased or Sold (4/1/2008 through 4/1/2010)
Name	Date	# of Shares	Transaction Description
Stephen J. Bacica	7/1/08	5,000	Acquisition – Award of restricted stock
	8/6/08	25,000	Acquisition – Award of restricted stock
	11/7/08	100,000	Acquisition – Award of restricted stock
	3/11/09	15,000	Acquisition – Open Market Purchase
	8/27/09	5,000	Acquisition – Open Market Purchase
	10/7/09	18,750	Acquisition – Award of restricted stock
	10/28/09	18,750	Acquisition – Award of restricted stock
A. Hugh Ewing, III	4/18/08	1,965	Acquisition – Purchase in Rights Offering
	3/13/09	25,000	Acquisition – Open Market Purchase
	3/17/09	200	Acquisition – Open Market Purchase
	6/17/09	7,500	Acquisition – Award of restricted stock
William B. Ford	4/18/08	1,000	Acquisition – Purchase in Rights Offering
	4/30/08	25,000	Acquisition – Award of restricted stock
	8/6/08	50,000	Acquisition – Award of restricted stock
	10/7/09	10,000	Acquisition – Award of restricted stock
	10/28/09	10,000	Acquisition – Award of restricted stock
	12/15/09	1,000	Disposition – Open Market Sale
	12/16/09	4,000	Disposition – Open Market Sale
Kim D. Kelly	4/18/08	1,501	Acquisition – Purchase in Rights Offering
	8/12/08	40,000	Acquisition – Open Market Purchase
	8/13/08	10,400	Acquisition – Open Market Purchase
	8/14/08	17,660	Acquisition – Open Market Purchase
	3/9/10	2,379	Acquisition – Open Market Purchase
	3/10/10	621	Acquisition – Open Market Purchase
Robert L. Marcotte	4/18/08	5,437	Acquisition – Purchase in Rights Offering
	4/30/08	25,000	Acquisition – Award of restricted stock
	8/6/08	50,000	Acquisition – Award of restricted stock
	8/12/08	30,000	Acquisition – Open Market Purchase
	10/7/09	10,000	Acquisition – Award of restricted stock
	10/28/09	10,000	Acquisition – Award of restricted stock
	3/10/10	8,500	Disposition – Open Market Sale
Wallace B. Millner, III	4/18/08	11,853	Acquisition – Purchase in Rights Offering
	4/23/08	7,500	Acquisition – Award of restricted stock
	3/11/09	100,000	Acquisition – Open Market Purchase
Marshall G. Murphy	8/6/08	25,000	Acquisition – Award of restricted stock
	3/11/09	15,000	Acquisition – Open Market Purchase
	10/7/09	6,250	Acquisition – Award of restricted stock
	10/28/09	6,250	Acquisition – Award of restricted stock
Richard W. Neu	4/25/08	7,500	Acquisition – Award of restricted stock
	3/11/09	16,200	Acquisition – Open Market Purchase
	3/16/09	13,800	Acquisition – Open Market Purchase
	3/17/09	45,000	Acquisition – Open Market Purchase
Kenneth J. O’Keefe	4/18/08	2,651	Acquisition – Purchase in Rights Offering
	5/14/09	2,500	Acquisition – Open Market Purchase
	5/15/09	2,500	Acquisition – Open Market Purchase
	6/17/09	7,500	Acquisition – Award of restricted stock
Tod K. Reichert	7/1/08	10,000	Acquisition – Award of restricted stock
	8/6/08	25,000	Acquisition – Award of restricted stock
	3/11/09	7,000	Acquisition – Open Market Purchase
	10/7/09	10,000	Acquisition – Award of restricted stock
	10/28/09	10,000	Acquisition – Award of restricted stock
Samuel G. Rubenstein	1/30/08	902.772	Acquisition – Dividend Reinvestment Plan
	4/18/08	20,000	Acquisition – Purchase in Rights Offering
	4/29/08	1,498.325	Acquisition – Dividend Reinvestment Plan
	4/30/08	12,500	Acquisition – Award of restricted stock
	7/30/08	1,628.495	Acquisition – Dividend Reinvestment Plan
	3/13/09	15,000	Acquisition – Open Market Purchase
	10/7/09	16,250	Acquisition – Award of restricted stock
	10/13/09	60,000	Disposition – Sales pursuant to 10b5-1 Trading Plan
	10/28/09	16,250	Acquisition – Award of restricted stock
	3/16/10	25,000	Disposition – Open Market Sale
Gavin Saitowitz	See Attached
Springbok Capital Management, LLC	Schedule A
Springbok Capital Onshore, LLC
Soundpost Partners, LP
Lyrical Partners, L.P.

Shares of Common Stock Purchased or Sold (4/1/2008 through 4/1/2010)
Name	Date	# of Shares	Transaction Description
B. Hagen Saville	4/30/08	20,000	Acquisition – Award of restricted stock
	3/11/09	33,234	Acquisition – Open Market Purchase
	3/12/09	16,766	Acquisition – Open Market Purchase
	10/7/09	43,750	Acquisition – Award of restricted stock
	10/28/09	43,750	Acquisition – Award of restricted stock
	2/28/10	21,929	Disposition – Forfeiture of Shares
Derek R. Thomas	4/18/08	8,683	Acquisition – Purchase in Rights Offering
	4/30/08	15,000	Acquisition – Award of restricted stock
	8/6/08	25,000	Acquisition – Award of restricted stock
	10/7/09	10,000	Acquisition – Award of restricted stock
	10/28/09	10,000	Acquisition – Award of restricted stock
Steven F. Tunney	4/18/08	30,000	Acquisition – Purchase in Rights Offering
	4/30/08	30,000	Acquisition – Award of restricted stock
	3/11/09	30,000	Acquisition – Open Market Purchase
	3/12/09	20,000	Acquisition – Open Market Purchase
	10/7/09	50,000	Acquisition – Award of restricted stock
	10/28/09	50,000	Acquisition – Award of restricted stock
	12/10/09	10,385	Disposition – Gift of Shares
	2/16/09	30,000	Disposition – Sales pursuant to 10b5-1 Trading Plan
	2/28/10	29,745	Disposition – Forfeiture of Shares
	3/22/10	15,100	Disposition – Sales pursuant to 10b5-1 Trading Plan

Schedule A
Shares of Common Stock Purchased or Sold (4/1/2008 through 4/1/2010)
Name	Date	# of Shares	Transaction Description
Gavin Saitowitz	9/3/08	55,600	Acquisition – Open Market Purchase
	9/4/08	42,100	Acquisition – Open Market Purchase
	9/5/08	6,900	Acquisition – Open Market Purchase
	9/8/08	50,000	Acquisition – Open Market Purchase
	9/9/08	50,000	Acquisition – Open Market Purchase
	9/10/08	34,000	Acquisition – Open Market Purchase
	9/10/08	5,900	Acquisition – Open Market Purchase
	9/11/08	44,100	Acquisition – Open Market Purchase
	9/12/08	11,400	Acquisition – Open Market Purchase
	9/16/08	88,200	Acquisition – Open Market Purchase
	9/17/08	90,100	Acquisition – Open Market Purchase
	9/18/08	10,500	Acquisition – Open Market Purchase
	1/16/09	487,800	Disposition – Transfer
	6/17/09	7,500	Acquisition – Award of Restricted Stock
Springbok Capital Management, LLC	8/13/08	215,600	Acquisition – Open Market Purchase
and affiliates and Springbok Capital	8/14/08	203,000	Acquisition – Open Market Purchase
Onshore, LLC	8/15/08	153,500	Acquisition – Open Market Purchase
	8/18/08	125,000	Acquisition – Open Market Purchase
	8/19/08	130,000	Acquisition – Open Market Purchase
	8/20/08	72,000	Acquisition – Open Market Purchase
	8/20/08	105,000	Acquisition – Open Market Purchase
	8/20/08	75,000	Disposition – Open Market Sale
	8/21/08	215,000	Acquisition – Open Market Purchase
	8/22/08	145,600	Acquisition – Open Market Purchase
	8/25/08	200,000	Acquisition – Open Market Purchase
	8/26/08	100,000	Acquisition – Open Market Purchase
	8/27/08	46,000	Acquisition – Open Market Purchase
	8/28/08	47,000	Acquisition – Open Market Purchase
	8/29/08	49,000	Acquisition – Open Market Purchase
	9/2/08	57,200	Acquisition – Open Market Purchase
	9/5/08	35,000	Acquisition – Open Market Purchase
	9/8/08	47,700	Acquisition – Open Market Purchase
	9/9/08	50,000	Acquisition – Open Market Purchase
	9/10/08	115,000	Acquisition – Open Market Purchase
	9/11/08	74,600	Acquisition – Open Market Purchase
	9/12/08	95,000	Acquisition – Open Market Purchase
	9/15/08	150,000	Acquisition – Open Market Purchase
	9/16/08	100,000	Acquisition – Open Market Purchase
	9/17/08	115,600	Acquisition – Open Market Purchase
	9/18/08	246,400	Acquisition – Open Market Purchase
	9/22/08	43,000	Acquisition – Open Market Purchase
	9/23/08	75,000	Acquisition – Open Market Purchase
	9/24/08	95,100	Acquisition – Open Market Purchase
	9/25/08	41,400	Acquisition – Open Market Purchase
	9/26/08	62,200	Acquisition – Open Market Purchase
	9/29/08	64,000	Acquisition – Open Market Purchase
	10/2/08	40,300	Acquisition – Open Market Purchase
	10/3/08	26,500	Acquisition – Open Market Purchase
	11/20/08	2,623,837	Disposition – Open Market Sale
	1/13/09	100	Acquisition – Open Market Purchase
	1/16/09	223,651	Disposition – Transfer
	1/16/09	223,651	Acquisition – Transfer
	1/16/09	487,800	Acquisition – Transfer
	9/15/09	300,000	Acquisition –Open Market Purchase
Soundpost Partners, LP, and affiliates	11/10/08	5,265	Acquisition – Open Market Purchase
	11/11/08	6,117	Acquisition – Open Market Purchase
	11/12/08	6,231	Acquisition – Open Market Purchase
	11/13/08	5,432	Acquisition – Open Market Purchase
	11/14/08	19,913	Acquisition – Open Market Purchase
	11/17/08	5,962	Acquisition – Open Market Purchase
	11/17/08	59	Acquisition – Open Market Purchase
	11/18/08	13,482	Acquisition – Open Market Purchase
	11/19/08	14,658	Acquisition – Open Market Purchase
	11/19/08	5,977	Acquisition – Open Market Purchase
	11/20/08	57,802	Acquisition – Open Market Purchase
	11/20/08	115,307	Acquisition – Open Market Purchase
	11/20/08	27,610	Acquisition – Open Market Purchase
	12/1/08	13,289	Acquisition – Open Market Purchase
	1/2/09	297,104	Disposition - Open Market Sale
	11/10/08	27,533	Acquisition – Open Market Purchase
	11/11/08	31,993	Acquisition – Open Market Purchase
	11/12/08	32,587	Acquisition – Open Market Purchase
	11/13/08	28,407	Acquisition – Open Market Purchase
	11/14/08	104,141	Acquisition – Open Market Purchase
	11/17/08	307	Acquisition – Open Market Purchase
	11/17/08	31,178	Acquisition – Open Market Purchase
	11/18/08	70,506	Acquisition – Open Market Purchase
	11/19/08	76,656	Acquisition – Open Market Purchase

11/19/08	31,257	Acquisition – Open Market Purchase
11/20/08	302,294	Acquisition – Open Market Purchase
11/20/08	603,039	Acquisition – Open Market Purchase
11/20/08	144,394	Acquisition – Open Market Purchase
12/1/08	66,723	Acquisition – Open Market Purchase
1/2/09	521,160	Acquisition – Open Market Purchase
2/2/09	60,000	Acquisition – Open Market Purchase
3/2/09	62,000	Acquisition – Open Market Purchase
4/1/09	192,483	Acquisition – Open Market Purchase
5/8/09	148	Acquisition – Open Market Purchase
5/8/09	13,177	Disposition – Open Market Sale
5/8/09	148	Disposition – Open Market Sale
5/11/09	9,656	Disposition – Open Market Sale
5/12/09	20,488	Disposition – Open Market Sale
5/13/09	14,664	Disposition – Open Market Sale
5/14/09	14,840	Acquisition – Open Market Purchase
5/14/09	18,550	Disposition – Open Market Sale
5/15/09	7,081	Disposition – Open Market Sale
5/18/09	7,153	Disposition – Open Market Sale
5/19/09	16,724	Disposition – Open Market Sale
5/20/09	16,398	Disposition – Open Market Sale
5/21/09	12,317	Disposition – Open Market Sale
5/22/09	8,902	Disposition – Open Market Sale
5/26/09	11,501	Disposition – Open Market Sale
5/27/09	14,172	Disposition – Open Market Sale
5/28/09	7,272	Disposition – Open Market Sale
5/29/09	9,792	Disposition – Open Market Sale
6/1/09	15,777	Disposition – Open Market Sale
6/2/09	12,296	Disposition – Open Market Sale
6/3/09	8,740	Disposition – Open Market Sale
6/4/09	10,952	Disposition – Open Market Sale
6/5/09	7,326	Disposition – Open Market Sale
6/8/09	5,162	Disposition – Open Market Sale
6/9/09	5,407	Disposition – Open Market Sale
6/10/09	6,525	Disposition – Open Market Sale
6/11/09	7,200	Disposition – Open Market Sale
6/12/09	1,500	Disposition – Open Market Sale
6/15/09	13,838	Disposition – Open Market Sale
6/16/09	9,860	Disposition – Open Market Sale
6/17/09	8,362	Disposition – Open Market Sale
6/18/09	8,232	Disposition – Open Market Sale
6/19/09	4,712	Disposition – Open Market Sale
6/22/09	4,218	Disposition – Open Market Sale
6/23/09	10,888	Disposition – Open Market Sale
6/25/09	5,500	Disposition – Open Market Sale
6/26/09	89,773	Disposition – Open Market Sale
6/29/09	5,926	Disposition – Open Market Sale
7/1/09	8,046	Disposition – Open Market Sale
7/2/09	7,917	Disposition – Open Market Sale
7/6/09	4,204	Disposition – Open Market Sale
7/7/09	7,539	Disposition – Open Market Sale
7/8/09	2,247	Disposition – Open Market Sale
7/9/09	2,880	Disposition – Open Market Sale
7/10/09	652	Disposition – Open Market Sale
7/13/09	18,000	Disposition – Open Market Sale
7/21/09	33,624	Disposition – Open Market Sale
7/23/09	27,909	Disposition – Open Market Sale
7/24/09	12,488	Disposition – Open Market Sale
7/27/09	10,729	Disposition – Open Market Sale
7/28/09	29,500	Disposition – Open Market Sale
7/29/09	13,737	Disposition – Open Market Sale
7/30/09	52,889	Disposition – Open Market Sale
7/31/09	44,186	Disposition – Open Market Sale
8/3/09	27,606	Disposition – Open Market Sale
8/4/09	44,622	Disposition – Open Market Sale
8/6/09	5,994	Disposition – Open Market Sale
8/7/09	23,522	Disposition – Open Market Sale
8/10/09	21.328	Disposition – Open Market Sale
8/11/09	10,589	Disposition – Open Market Sale
8/12/09	21,253	Disposition – Open Market Sale
8/13/09	26,515	Disposition – Open Market Sale
8/13/09	18,500	Disposition – Open Market Sale
8/14/09	18,001	Disposition – Open Market Sale
8/17/09	9,908	Disposition – Open Market Sale
8/18/09	12,252	Disposition – Open Market Sale
8/19/09	14,240	Disposition – Open Market Sale
8/20/09	18,908	Disposition – Open Market Sale
8/21/09	27,303	Disposition – Open Market Sale
8/24/09	14,143	Disposition – Open Market Sale
9/1/09	17,535	Acquisition – Open Market Purchase

9/15/09	114,000	Disposition – Open Market Sale
9/17/09	1,224	Disposition – Open Market Sale
9/30/09	300	Disposition – Open Market Sale
10/1/09	8,434	Acquisition – Open Market Purchase
10/6/09	24,105	Disposition – Open Market Sale
10/6/09	21,560	Disposition – Open Market Sale
10/7/09	19,250	Disposition – Open Market Sale
10/7/09	1,001	Disposition – Open Market Sale
10/7/09	56,510	Disposition – Open Market Sale
10/8/09	25,323	Disposition – Open Market Sale
10/8/09	50,512	Disposition – Open Market Sale
10/8/09	38,500	Disposition – Open Market Sale
10/9/09	21,462	Disposition – Open Market Sale
10/9/09	26,873	Disposition – Open Market Sale
10/14/09	19,250	Disposition – Open Market Sale
10/15/09	11,704	Disposition – Open Market Sale
10/16/09	14,322	Disposition – Open Market Sale
10/21/09	27,181	Disposition – Open Market Sale
10/28/09	18,451	Disposition – Open Market Sale
10/29/09	12,553	Disposition – Open Market Sale
11/2/09	31,803	Disposition – Open Market Sale
11/3/09	11,142	Disposition – Open Market Sale
11/4/09	4,260	Disposition – Open Market Sale
11/16/09	3,864	Disposition – Open Market Sale
12/1/09	2,676	Acquisition – Open Market Purchase
12/16/09	3,580	Disposition – Open Market Sale
1/4/10	34,035	Disposition – Open Market Sale
1/4/10	26,361	Disposition – Open Market Sale
1/5/10	71,748	Disposition – Open Market Sale
1/6/10	36,131	Disposition – Open Market Sale
1/7/10	35,191	Disposition – Open Market Sale
1/08/10	36,000	Disposition – Open Market Sale
1/11/10	18,598	Disposition – Open Market Sale
1/12/10	25,797	Disposition – Open Market Sale
1/13/10	32,301	Disposition – Open Market Sale
1/14/10	30,422	Disposition – Open Market Sale
1/15/10	17,712	Disposition – Open Market Sale
1/19/10	21,390	Disposition – Open Market Sale
1/20/10	21,678	Disposition – Open Market Sale
1/21/10	1,301	Disposition – Open Market Sale
2/1/10	2,876	Disposition – Open Market Sale
2/26/10	88,488	Disposition – Open Market Sale
3/1/10	9,199	Disposition – Open Market Sale
3/1/10	43,946	Disposition – Open Market Sale
3/2/10	90,247	Disposition – Open Market Sale
3/3/10	69,022	Disposition – Open Market Sale
3/4/10	51,042	Disposition – Open Market Sale
3/5/10	58,641	Disposition – Open Market Sale
3/8/10	23,264	Disposition – Open Market Sale
3/9/10	4,751	Disposition – Open Market Sale
11/10/08	27,102	Acquisition – Open Market Purchase
11/11/08	31,490	Acquisition – Open Market Purchase
11/12/08	32,075	Acquisition – Open Market Purchase
11/13/08	27,961	Acquisition – Open Market Purchase
11/14/08	102,506	Acquisition – Open Market Purchase
11/17/08	301	Acquisition – Open Market Purchase
11/17/08	30,689	Acquisition – Open Market Purchase
11/18/08	69,400	Acquisition – Open Market Purchase
11/19/08	75,454	Acquisition – Open Market Purchase
11/19/08	30,766	Acquisition – Open Market Purchase
11/20/08	297,548	Acquisition – Open Market Purchase
11/20/08	593,573	Acquisition – Open Market Purchase
11/20/08	142,126	Acquisition – Open Market Purchase
12/1/08	80,012	Disposition – Open Market Sale
1/2/09	224,056	Disposition – Open Market Sale
2/2/09	60,000	Disposition – Open Market Sale
3/2/09	62,000	Disposition – Open Market Sale
4/1/09	192,483	Disposition – Open Market Sale
5/8/09	52	Acquisition – Open Market Purchase
5/8/09	4,623	Disposition – Open Market Sale
5/8/09	52	Disposition – Open Market Sale
5/11/09	3,358	Disposition – Open Market Sale
5/12/09	7,124	Disposition – Open Market Sale
5/13/09	5,099	Disposition – Open Market Sale
5/14/09	5,160	Acquisition – Open Market Purchase
5/14/09	6,450	Disposition – Open Market Sale
5/15/09	2,462	Disposition – Open Market Sale
5/18/09	2,487	Disposition – Open Market Sale
5/19/09	5,876	Disposition – Open Market Sale
5/20/09	5,702	Disposition – Open Market Sale

5/21/09	4,283	Disposition – Open Market Sale
5/22/09	3,098	Disposition – Open Market Sale
5/26/09	3,999	Disposition – Open Market Sale
5/27/09	4,928	Disposition – Open Market Sale
5/28/09	2,528	Disposition – Open Market Sale
5/29/09	3,408	Disposition – Open Market Sale
6/1/09	5,523	Disposition – Open Market Sale
6/2/09	4,304	Disposition – Open Market Sale
6/3/09	3,060	Disposition – Open Market Sale
6/4/09	3.848	Disposition – Open Market Sale
6/5/09	2,574	Disposition – Open Market Sale
6/8/09	1,807	Disposition – Open Market Sale
6/9/09	1,893	Disposition – Open Market Sale
6/10/09	2,175	Disposition – Open Market Sale
6/11/09	2,400	Disposition – Open Market Sale
6/12/09	7,200	Disposition – Open Market Sale
6/15/09	4,862	Disposition – Open Market Sale
6/16/09	3,452	Disposition – Open Market Sale
6/17/09	2,938	Disposition – Open Market Sale
6/18/09	2,893	Disposition – Open Market Sale
6/19/09	1,650	Disposition – Open Market Sale
6/22/09	1,482	Disposition – Open Market Sale
6/23/09	3,812	Disposition – Open Market Sale
6/25/09	1,926	Disposition – Open Market Sale
6/26/09	31,427	Disposition – Open Market Sale
6/29/09	2,074	Disposition – Open Market Sale
7/1/09	3,054	Disposition – Open Market Sale
7/2/09	3,005	Disposition – Open Market Sale
7/6/09	1,596	Disposition – Open Market Sale
7/7/09	2,861	Disposition – Open Market Sale
7/8/09	853	Disposition – Open Market Sale
7/9/09	1,093	Disposition – Open Market Sale
7/10/09	248	Disposition – Open Market Sale
7/13/09	7,000	Disposition – Open Market Sale
7/21/09	12,761	Disposition – Open Market Sale
7/23/09	10,591	Disposition – Open Market Sale
7/24/09	4,739	Disposition – Open Market Sale
7/27/09	4,071	Disposition – Open Market Sale
7/30/09	20,072	Disposition – Open Market Sale
7/31/09	16,769	Disposition – Open Market Sale
8/3/09	8,894	Disposition – Open Market Sale
8/4/09	14,378	Disposition – Open Market Sale
8/5/09	40,400	Disposition – Open Market Sale
8/6/09	15,000	Disposition – Open Market Sale
8/7/09	7,578	Disposition – Open Market Sale
8/10/09	6,872	Disposition – Open Market Sale
8/11/09	3,411	Disposition – Open Market Sale
8/12/09	6,847	Disposition – Open Market Sale
8/13/09	8,543	Disposition – Open Market Sale
8/13/09	6,500	Disposition – Open Market Sale
8/14/09	5,799	Disposition – Open Market Sale
8/17/09	3,192	Disposition – Open Market Sale
8/18/09	3,948	Disposition – Open Market Sale
8/19/09	4,588	Disposition – Open Market Sale
8/20/09	6,092	Disposition – Open Market Sale
8/21/09	8,797	Disposition – Open Market Sale
8/24/09	4,557	Disposition – Open Market Sale
9/1/09	17,535	Disposition – Open Market Sale
9/15/09	36,000	Disposition – Open Market Sale
9/17/09	376	Disposition – Open Market Sale
9/30/09	92	Disposition – Open Market Sale
10/1/09	8,434	Disposition – Open Market Sale
10/6/09	7,118	Disposition – Open Market Sale
10/6/09	6,440	Disposition – Open Market Sale
10/7/09	5,750	Disposition – Open Market Sale
10/7/09	299	Disposition – Open Market Sale
10/7/09	16,880	Disposition – Open Market Sale
10/8/09	7,478	Disposition – Open Market Sale
10/8/09	15,088	Disposition – Open Market Sale
10/8/09	11,500	Disposition – Open Market Sale
10/9/09	6,338	Disposition – Open Market Sale
10/9/09	8,027	Disposition – Open Market Sale
10/14/09	5,750	Disposition – Open Market Sale
10/15/09	3,496	Disposition – Open Market Sale
10/16/09	4,278	Disposition – Open Market Sale
10/21/09	8,119	Disposition – Open Market Sale
10/28/09	5,449	Disposition – Open Market Sale
10/29/09	3,707	Disposition – Open Market Sale
11/2/09	31,803	Acquisition – Open Market Purchase
11/3/09	3,851	Disposition – Open Market Sale

	11/4/09	1,473	Disposition – Open Market Sale
	11/16/09	1,336	Disposition – Open Market Sale
	12/1/09	2,676	Disposition – Open Market Sale
	12/16/09	1,220	Disposition – Open Market Sale
	1/4/10	26,361	Acquisition – Open Market Purchase
	1/4/10	13,065	Disposition – Open Market Sale
	1/5/10	27,541	Disposition – Open Market Sale
	1/6/10	13,869	Disposition – Open Market Sale
	1/7/10	13,509	Disposition – Open Market Sale
	1/8/10	14,000	Disposition – Open Market Sale
	1/11/10	7,139	Disposition – Open Market Sale
	1/12/10	9,903	Disposition – Open Market Sale
	1/13/10	12,399	Disposition – Open Market Sale
	1/14/10	11,678	Disposition – Open Market Sale
	1/15/10	6,888	Disposition – Open Market Sale
	1/19/10	8,319	Disposition – Open Market Sale
	1/20/10	8,322	Disposition – Open Market Sale
	1/21/10	499	Disposition – Open Market Sale
	2/1/10	2,876	Acquisition – Open Market Purchase
	2/26/10	34,412	Disposition – Open Market Sale
	3/10/10	3,453	Disposition – Open Market Sale
	3/1/10	16,254	Disposition – Open Market Sale
	3/2/10	33,379	Disposition – Open Market Sale
	3/3/10	25,528	Disposition – Open Market Sale
	3/4/10	19,158	Disposition – Open Market Sale
	3/5/10	22,010	Disposition – Open Market Sale
	3/8/10	8,736	Disposition – Open Market Sale
	3/9/10	9,035	Disposition – Open Market Sale
Lyrical Partners, L.P., and affiliates	11/11/08	55,400	Acquisition –Open Market Purchase
	11/12/08	73,400	Acquisition – Open Market Purchase
	11/13/08	90,400	Acquisition – Open Market Purchase
	11/14/08	186,300	Acquisition – Open Market Purchase
	11/17/08	50,500	Acquisition – Open Market Purchase
	11/18/08	82,000	Acquisition – Open Market Purchase
	11/19/08	394,500	Acquisition – Open Market Purchase
	11/20/08	850,305	Acquisition – Open Market Purchase
	11/20/08	1,311,918	Acquisition – Open Market Purchase
	11/25/08	100,016	Acquisition – Open Market Purchase
	5/12/09	25,000	Disposition - Open Market Sale
	5/18/09	16,300	Disposition - Open Market Sale
	5/19/09	25,000	Disposition - Open Market Sale
	5/20/09	25,000	Disposition - Open Market Sale
	5/21/09	36,200	Disposition - Open Market Sale
	5/22/09	13,900	Disposition - Open Market Sale
	5/26/09	1,400	Disposition - Open Market Sale
	5/27/09	25,000	Disposition - Open Market Sale
	8/3/09	38,888	Disposition - Open Market Sale
	9/17/09	75,000	Disposition - Open Market Sale
	9/18/09	50,200	Disposition - Open Market Sale
	9/23/09	23,500	Disposition - Open Market Sale

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or the proxy statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of MCG or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except as set forth below, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or the proxy statement, neither we nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

On November 19, 2008, Springbok Capital Management, LLC, together with its affiliated entities, “Springbok,” Soundpost Partners, LP, together with its affiliated entities, “Soundpost,” and Lyrical Partners, LP, on behalf of certain of its affiliated entities, “Lyrical” (Lyrical and Soundpost are sometimes collectively referred to as the “Co-Venturing Parties”), executed an amended and restated term sheet (the “Amended and Restated Term Sheet”) that was effective as of November 10, 2008 and which amended and restated in all respects that certain term sheet dated November 12, 2008 among Springbok, Soundpost and Lyrical. The Amended and Restated Term Sheet was filed as Exhibit 99.5 to the Schedule 13D filed with the SEC on November 20, 2008, as amended and supplemented by Amendment No. 7 to Schedule 13D filed on March 3, 2010.

Under the terms of the Amended and Restated Term Sheet, the Co-Venturing Parties agreed to, among other things, purchase, at their reasonable trading discretion and subject to force majeure, an additional 3,800,000 shares of common stock of MCG (or such other number as agreed among the parties), provided that the parties agreed (i) to ensure that their aggregate MCG common stock holdings would not exceed 14.99% of the issued and outstanding common stock of MCG and (ii) that the Co-Venturing Parties would have no obligation to purchase any MCG common stock if the cost of such shares exceeded a price to be agreed from time to time among the parties and which was initially agreed be $2.00 per share or if any such purchase would cause the average cost basis of such shares acquired by the Co-Venturing Parties (excluding any shares acquired from Springbok) to exceed an amount to be agreed from time to time among the parties, which was initially set at $1.25 per share. The parties also agreed to evaluate the number of shares that the Co-Venturing Parties must purchase and the prices at which such shares would be purchased and, from time to time, may agree to adjust the number of shares purchased and the targeted cost parameters for, among other things, changes in market conditions, changes in trading patterns, the availability of securities and the prices thereof. Springbok agreed not to purchase further shares of MCG common stock without the consent of the Co-Venturing Parties.

The Co-Venturing Parties agreed to pay Springbok (i) a $350,000 professional service fee, payable in four equal quarterly installments, commencing on December 25, 2008, and (ii) payments equal to 5% of each of the Co-Venturing Parties’ respective aggregate realized profits on its MCG common stock including any dividend payments, payable within 15 days of such realization; provided, that all such profits shall be deemed to have been realized as of December 31, 2013, if not realized sooner. The payments made pursuant to clause (ii) above were agreed to be based on the closing price of the MCG common stock shares on the earlier of (i) the date of such realized profits or (ii) December 31, 2013, and adjusted for dividends, etc.

All voting decisions with regards to the MCG common stock held by Springbok or the Co-Venturing Parties will be made jointly, and each of Springbok, on the one hand, and the Co-Venturing Parties, on the other hand, will have a 50% voting interest with respect to such decisions.

Up to and including May 1, 2009, Springbok agreed not to sell any of its MCG common stock without the Co-Venturing Parties’ prior consent, provided that if the Co-Venturing Parties sold any MCG common stock within this period, Springbok could sell a pro-rata portion of its MCG common stock in such sale without the Co-Venturing Parties’ consent. After May 1, 2009, if either Springbok or the Co-Venturing Parties sell any of their MCG common stock, the other party (of Springbok and the Co-Venturing Parties) may sell a pro-rata portion of its MCG common stock in such sale. The parties agree to ratably pay all legal and professional fees and expenses incurred in connection with the transactions to $1,000,000. The parties agree further that any amount of such fees and expenses in excess of $1,000,000 shall be paid one third (1/3) by Springbok, one third (1/3) by Lyrical and one third (1/3) by Soundpost. Notwithstanding the foregoing, any legal fees will be approved in increments of $250,000, at the sole discretion of the Co-Venturing Parties.

On April 30, 2009 the Amended and Restated Term Sheet was amended such that the payment specified in the Amended and Restated Term Sheet equal to 5% of each of the Co-Venturing Parties’ respective aggregate realized profits on its MCG common stock, shall be determined using the closing price of MCG common stock as of April 30, 2009. Based on that $1.76 per share closing price, the payment was determined to $307,368. It was also agreed that there shall be no adjustment to this payment based upon market fluctuations after April 30, 2009, or on the profits actually realized by the Co-Venturing Parties.

On May 11, 2009 the Amended and Restated Term Sheet was further amended so that the fourth installment of the professional service fee payable by the Co-Venturing Parties to Springbok would be increased from $87,500 to $196,000. In addition, the Tag Along Rights provisions specified in the Amended and Restated Term Sheet were agreed not to be effective unless Springbok notifies the Co-Venturing Parties or the Co-Venturing Parties notify Springbok, in writing, that such rights shall resume.

Appendix B

SECOND AMENDED AND RESTATED

2006 EMPLOYEE RESTRICTED STOCK PLAN

1. PURPOSE OF THE PLAN

The purpose of this MCG Capital Corporation 2006 Employee Restricted Stock Plan (this “Plan”) is to advance the interests of MCG Capital Corporation (the “Company”) and its consolidated subsidiaries by providing to employees of the Company and its consolidated subsidiaries additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company’s efforts to attract or retain these individuals will be facilitated with this additional form of compensation.

2. ADMINISTRATION

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (“Board”), which Committee is comprised solely of directors who are not interested persons of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). A “required majority,” as defined in Section 57(o) of the Act, must approve each award under this Plan. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee from time to time may prescribe, amend and rescind rules and regulations relating to this Plan and may make and approve all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company.

3. SHARES SUBJECT TO THE PLAN

The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.01 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be awarded as restricted shares under this Plan shall not exceed 3,500,000 Shares. Any Shares that are granted pursuant to an award of restricted stock under this Plan but that are subsequently forfeited pursuant to the terms of the Plan or an award agreement shall again be available for granting under this Plan. Shares may be made available under this Plan from authorized, un-issued, forfeited or reacquired stock or partly from each. Shares granted pursuant to an award of restricted stock that are used to settle withholding obligations, pursuant to section 10.E infra, shall be counted against the number of shares available under the Plan.

4. PARTICIPANTS

(A) Employees. The Committee shall determine and designate from time to time those employees of the Company and its consolidated subsidiaries who shall be eligible to participate in this Plan (the “Participants”). The Committee shall also determine the number of Shares to be offered from time to time to the Participants. In making these determinations, the Committee may take into account, among other things, the past service of such Participants on behalf of the Company and its consolidated subsidiaries, the present and potential contributions of such Participants to the success of the Company and its consolidated subsidiaries and such other factors as the Committee from time to time shall deem relevant in connection with accomplishing the purposes of this Plan.

(B) Award Agreements. All Shares of restricted stock granted to Participants under the Plan will be governed by an agreement. The agreement documenting the award of any restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee from time to time shall deem advisable, including but not limited to the lapsing of forfeiture restrictions, only in such installments as the Committee may determine or otherwise prescribe. Agreements governing awards made to different Participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.

5. RESTRICTED STOCK

Each agreement governing an award of restricted stock shall state the number of Shares subject to the award, the terms and conditions pursuant to which such Participant shall acquire a non-forfeitable right to the Shares awarded as restricted stock through the lapsing of forfeiture provisions and the timing of the lapsing of forfeiture provisions, all as from time to time determined or otherwise prescribed by the Committee. Shares awarded as restricted stock to some or all of the Participants, as determined from time to time by the Committee, may be subject to forfeiture provisions relating to continued employment during stated periods of time and may also include forfeiture provisions relating to the achievement of one or more objective performance goals based upon attainment of specified levels of any one or more of the following business criteria: dividend coverage, operating income, growth in operating income, capital gains, asset quality, levels of non-accrual or other challenged investments, and/or investment charge-offs and/or may also include any one or more of the following additional business criteria: asset growth, revenue, revenue growth, operating efficiency, division, group or corporate financial goals, total shareholder return, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company, and/or comparisons with various stock market indices. The Committee shall have the power to impose such other conditions or restrictions on awards subject to this Section as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

6. LIMITATIONS ON RESTRICTED STOCK AWARDS

Grants of restricted stock awards shall be subject to the following limitations:

(A) No one Participant shall be granted awards of restricted stock relating to more than 25% of the Shares available for issuance under this Plan.

(B) In any fiscal year, no Participant may be granted awards under this Plan related to more than 500,000 Shares.

(C) The total number of shares that may be outstanding as restricted shares under all of the Company’s compensation plans (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations) shall not exceed ten (10) percent of the total number of Shares authorized and outstanding at any time.

(D) The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

7. TRANSFERABILITY OF RESTRICTED STOCK

While subject to forfeiture provisions, Shares of restricted stock granted under this Plan shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the Participant, any trust for the benefit of the Participant or the benefit of the spouse or lineal descendants (including adopted children) of the Participant, or the guardian or conservator of the Participant (“Permitted Transferees”).

8. TERMINATION OF RESTRICTED STOCK AWARDS

A Participant’s rights to Shares awarded as restricted stock under this Plan shall, under all circumstances, be set forth in the agreement governing the award of such Shares of restricted stock.

9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of Shares that has been authorized or reserved for issuance, grant or award under this Plan and the number of Shares covered by any applicable vesting or forfeiture schedule hereunder, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the Shares or (b) a dividend payable in Shares. Such adjustments will not be made unless the Company receives an exemptive order from the Securities and Exchange Commission (the “Commission”) or written confirmation from the staff of the Commission that the Company may do so.

10. MISCELLANEOUS PROVISIONS

(A) The Board will review the Plan at least annually. In addition, the Committee will review periodically the potential impact that issuances of awards under this Plan could have on the Company’s earnings and net asset value per Share, such review to take place prior to any decisions to grant awards under this Plan, but in no event less frequently than annually.

(B) The Committee is authorized to take appropriate steps to ensure that neither the grant of nor the lapsing of the forfeiture restrictions on awards under this Plan would have an effect contrary to the interests of the Company’s stockholders. This authority includes the authority to prevent or limit the granting of additional awards under this Plan.

(C) The granting of any award under the Plan shall not impose upon the Company any obligation to employ or continue to employ any Participant, and the right of the Company and its subsidiaries to terminate the employment of any Participant or other employee shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such Participant.

(D) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the stockholders of the Company.

(E) Each Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of common stock under an award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, a Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any Shares on release from forfeiture of an award. If approved by the Board or the Committee in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of the Company’s common stock, including shares retained from the award creating the tax obligation, valued at their fair market value as of the date of the transaction; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations. Shares of common stock used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Consistent with Section 409A of the Internal Revenue Code, the Company will use the closing sales price of its shares of Company’s common stock on the NASDAQ Global Select Market (or any other such exchange on which its shares of common stock may be traded in the future) as “fair market value” for all purposes under the Plan.

(F) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond 12 complete calendar months.

(G) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to its Corporate Secretary at MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

(H) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of Delaware without regard to any rules regarding conflict-of-law or choice-of-law.

(I) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

11. AMENDMENT AND TERMINATION

The Board may modify, revise or terminate this Plan at any time and from time to time, subject to applicable requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. The Board shall seek stockholder approval of any action modifying a provision of the Plan where it is determined that such stockholder approval is appropriate under the provisions of (a) applicable law or orders, or (b) the Company’s articles of incorporation or by-laws. This Plan shall terminate when all Shares reserved for issuance hereunder have been issued and the forfeiture restrictions on all restricted stock awards have lapsed, or by action of the Board pursuant to this paragraph, whichever shall first occur.

12. EFFECTIVE DATE OF THE PLAN

The Plan shall become effective upon the latest to occur of (1) approval by the Board as a whole, as well as the required majority of the Company’s directors within the meaning of Section 57(o) of the Act, and (2) approval of this Plan by the shareholders of the Company.

*******

Appendix C

SECOND AMENDED AND RESTATED

2006 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

1. PURPOSE OF THE PLAN

The purpose of this Restricted Stock Plan (this “Plan”) is to advance the interests of MCG Capital Corporation (the “Company”) by providing to non-employee directors of the Company additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company’s efforts to attract or retain these individuals will be facilitated with this additional form of compensation.

2. ADMINISTRATION

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (“Board”), which is comprised solely of directors who are not interested persons of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company.

3. SHARES SUBJECT TO THE PLAN

The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.01 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be awarded as restricted shares under this Plan shall not exceed 100,000 Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each. Shares granted pursuant to an award of restricted stock that are used to settle withholding obligations, pursuant to section 10.D infra, shall be counted against the number of shares available under the Plan.

4. PARTICIPANTS

(A) Non-Employee Directors. Members of the Board who are not employees of the Company (the “Participants”) will each be granted 7,500 shares of restricted stock on the date of the annual meeting of stockholders at which such director is elected to serve a three-year term. Such shares shall vest as to one-third of the total shares granted on the last day of the fiscal year for each year of the director’s term of service on the Board.

(B) Award Agreements. All restricted stock granted under the Plan will be evidenced by an agreement. The agreement documenting the award of any restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to the lapsing of forfeiture restrictions. Agreements evidencing awards made to different Participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.

5. RESTRICTED STOCK

Each agreement representing an award of restricted stock shall state the number of Shares subject to the award and the terms and conditions pursuant to which the recipient of the award shall acquire a nonforfeitable right to the Shares awarded as restricted stock. Participants will each be granted 7,500 shares of restricted stock on the date of the annual meeting of stockholders at which such director is elected to serve a three-year term. Such shares shall vest as to one-third of the total shares granted on the last day of the fiscal year for each year of the director’s term of service on the Board.

6. LIMITATIONS ON RESTRICTED STOCK AWARDS

Grants of restricted stock awards shall be subject to the following limitations:

(A) The total number of shares that may be outstanding as restricted shares under all of the Company’s compensation plans (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations) shall not exceed ten (10) percent of the total number of Shares authorized and outstanding at any time.

(B) The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company (including shares granted pursuant to an award of restricted stock that are used to settle withholding obligations), at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

7. TRANSFERABILITY OF RESTRICTED STOCK

While subject to forfeiture provisions, restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the Participant, any trust for the benefit of the Participant or the benefit of the spouse or lineal descendants (including adopted children) of the Participant, or the guardian or conservator of the Participant (“Permitted Transferees”).

8. TERMINATION OF RESTRICTED STOCK AWARDS

A Participant’s rights to Shares awarded as restricted stock shall, under all circumstances, be set forth in the agreement evidencing the award of restricted stock.

9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of Shares that has been authorized or reserved for issuance hereunder and the number of Shares covered by any applicable vesting schedule hereunder, shall be proportionately adjusted for (a) a division, combination or reclassification of any of the Shares or (b) a dividend payable in Shares. Such adjustments will not be made unless the Company receives an exemptive order from the Securities and Exchange Commission (the “Commission”) or written confirmation from the staff of the Commission that the Company may do so.

10. MISCELLANEOUS PROVISIONS

(A) The Committee is authorized to take appropriate steps to ensure that neither the grant of nor the lapsing of the forfeiture restrictions on awards under this Plan would have an effect contrary to the interests of the Company’s stockholders. This authority includes the authority to prevent or limit the granting of additional awards under this Plan.

(B) The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or employee any Participant, and the right of the Company and its subsidiaries to terminate the employment of any employee or other employee, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such Participant.

(C) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the stockholders of the Company.

(D) Each Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of common stock under an award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, a Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any Shares on release from forfeiture of an award. If approved by the Board or the Committee in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of the Company’s common stock, including shares retained from the award creating the tax obligation, valued at their fair market value as of the date of the transaction; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations. Shares of common stock used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Consistent with Section 409A of the Internal Revenue Code, the Company will use the closing sales price of its shares of Company’s common stock on the NASDAQ Global Select Market (or any other such exchange on which its shares of common stock may be traded in the future) as “fair market value” for all purposes under the Plan.

11. AMENDMENT AND TERMINATION

The Board may modify, revise or terminate this Plan at any time and from time to time, subject to applicable requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. The Board shall seek stockholder approval of any action modifying a provision of the Plan where it is determined that such stockholder approval is appropriate under the provisions of (a) applicable law or orders, or (b) the Company’s articles of incorporation or by-laws. This Plan shall terminate when all Shares reserved for issuance hereunder have been issued and the forfeiture restrictions on all restricted stock awards have lapsed, or by action of the Board pursuant to this paragraph, whichever shall first occur.

12. EFFECTIVE DATE OF THE PLAN

The Plan shall become effective upon the latest to occur of (1) approval by the Board as a whole, as well as the required majority of the Company’s directors within the meaning of Section 57(o) of the Act, and (2) approval of this Plan by the shareholders of the Company.

*******

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE –PAID ENVELOPE PROVIDED ▼

PROXY

MCG CAPITAL CORPORATION

1100 WILSON BOULEVARD, SUITE 3000

ARLINGTON, VIRGINIA 22209

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2010

The undersigned, revoking all prior proxies, hereby appoints Steven F. Tunney and Stephen J. Bacica, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of MCG Capital Corporation held of record by the undersigned on April 1, 2010 at the Annual Meeting of Stockholders to be held on May 26, 2010 at 9:00 a.m., local time, at The Hyatt Hotel, 1325 Wilson Boulevard, Arlington, Virginia 22209, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Tunney and Bacica to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND, IN THE DISCRETION OF MESSRS. TUNNEY AND BACICA, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS MCG CAPITAL CORPORATION MAY 26, 2010 YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of MCG Capital Corporation common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.

Vote by Telephone – Please call toll-free in the U.S. or Canada at 888-693-8683, on a touch-tone telephone. Please follow the simple instructions. You will be required to provide the unique control number printed by the arrow in the box above.

OR

2.	Vote by Internet – Please access www.cesvote.com, and follow the simple instructions. You will be required to provide the unique control number printed by the arrow in the box above.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail – If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided.

(continued from other side)

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE –PAID ENVELOPE PROVIDED ▼

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

MCG CAPITAL CORPORATION

Election of Directors

1.

The election of the following two persons (except as marked to the contrary) as directors who will serve as Class III directors of MCG Capital Corporation until 2013, or until their successors are elected and qualified.

	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT	INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.
	☐	☐	☐
Nominees: Class III Directors 1) Steven F. Tunney 2) Kim D. Kelly
Vote on Proposals
2.	The ratification of the selection by the Audit Committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.			FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	To approve a proposal to authorize us, with approval of our board of directors, to sell up to 15% of our outstanding common stock at a price below our then current net asset value per share.			FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	To approve a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings up to an aggregate of 10,000,000 shares.			FOR ☐	AGAINST ☐	ABSTAIN ☐
5.

To approve an amendment to our Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares.

				FOR ☐	AGAINST ☐	ABSTAIN ☐
6.

To approve an amendment to our Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of our common stock available for issuance thereunder from 100,000 to 150,000 shares.

				FOR ☐	AGAINST ☐	ABSTAIN ☐
7.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

			Dated:	,2010

Please indicate if you plan to attend this meeting in person.	YES ☐	NO ☐	Signature:
			Title or Authority:
			Signature (if held jointly):